Semi-Annual Report
HSBC Investor Funds

April 30, 2002


HSBC INVESTOR LIMITED MATURITY FUND

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND

HSBC INVESTOR NEW YORK
TAX-FREE BOND FUND

HSBC INVESTOR BALANCED FUND

HSBC INVESTOR EQUITY FUND

HSBC INVESTOR GROWTH AND INCOME FUND

HSBC INVESTOR MID-CAP FUND

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND


GRAPHIC

LOGO: HSBC

TABLE OF CONTENTS

HSBC INVESTOR FAMILY OF FUNDS
SEMI-ANNUAL REPORT - APRIL 30, 2002


President's Message .......................................................    1
Commentary From the Investment Manager ....................................    2
Portfolio Reviews .........................................................    3
Schedules of Portfolio Investments
     HSBC Investor New York Tax-Free Bond Fund ............................   12
     HSBC Investor Balanced Fund ..........................................   14
     HSBC Investor Equity Fund ............................................   16
     HSBC Investor Growth and Income Fund .................................   18
     HSBC Investor Mid-Cap Fund ...........................................   20
Statements of Assets and Liabilities ......................................   22
Statements of Operations ..................................................   26
Statements of Changes in Net Assets .......................................   30
Financial Highlights ......................................................   42
Notes to Financial Statements .............................................   54

HSBC INVESTOR PORTFOLIOS
Schedules of Portfolio Investments
     HSBC Investor Limited Maturity Portfolio .............................   61
     HSBC Investor Fixed Income Portfolio .................................   63
     HSBC Investor International Equity Portfolio .........................   67
     HSBC Investor Small Cap Equity Portfolio .............................   72
Statements of Assets and Liabilities ......................................   75
Statements of Operations ..................................................   76
Statements of Changes in Net Assets .......................................   77
Financial Highlights ......................................................   79
Notes to Financial Statements .............................................   80

PRESIDENT'S MESSAGE



DEAR SHAREHOLDER:

We are pleased to present you with the semi-annual reports for the HSBC Investor Family of Funds for the six-month period ended April 30, 2002. The report contains the following features:

o    Commentary From the Investment Manager

o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

o Schedules of Portfolio Investments--listing of the security holdings of each Fund

o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

o Statements of Operations--summary of operations and its effect on the assets of each Fund

o Statements of Changes in Net Assets--summary of changes in net assets during the period

o Schedules of Capital Stock Activity--summary of capital and share transactions during the period

o Financial Highlights--per share summary of activity affecting net asset value per share

o    Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,


/s/ Walter B. Grimm

Walter B. Grimm
President
June 2002





                                                 HSBC INVESTOR FAMILY OF FUNDS 1

COMMENTARY FROM THE INVESTMENT MANAGER

HSBC ASSET MANAGEMENT (AMERICAS) INC.


U.S. ECONOMIC REVIEW

The U.S. economy strengthened during the six months ended April 30, 2002. The period began with the economy mired in recession, brought on by decreased corporate spending and the terrorist attacks of September 11. The Federal Reserve Board (the "Fed") in December reduced short-term interest rates to 1.75%, a 40-year low, to jump-start the economy.

Those interest rate cuts took hold during the early months of 2002. Corporate spending picked up as companies restocked low inventories, and consumer confidence and spending rose. Unemployment figures, which had increased dramatically early in the period, began to stabilize during the first quarter of 2002. Meanwhile, productivity grew, improving the likelihood that corporate margins will increase going forward. Economists estimate that real Gross Domestic Product1 ("GDP") growth exceeded 4% during the first quarter.

GLOBAL ECONOMIC REVIEW

The U.S. economy, which has comprised as much as 40% of global trade during the past five years, led the global economy into a recession early in the period. The September 11 attacks particularly hurt cross-border trade, since security measures made such commerce more expensive.

The European economy stayed relatively healthy during the period. The European Central Bank was able to maintain positive GDP growth in 2001, while cutting interest rates much less than the U.S.; Japan's economy, which has been mired in recession for years, continued to weaken during much of the period. That economy suffers from serious fundamental problems, including the highest national debt in the world and a troubled banking system.

Argentina defaulted on $132 billion in government debt and devalued its currency after falling into a severe financial crisis. However, those troubles seem to have had little impact on other emerging economies.

MARKET ENVIRONMENT

The stock market performed well during the first half of the period. Shares of technology companies and other cyclical firms led the way as investors anticipated an economic rebound. Growth stocks outperformed value stocks early in the period. Meanwhile, utility stocks and shares of complexly structured firms were hurt by fallout from the Enron bankruptcy.

That environment changed midway through the period, as investors concerned about the strength of the economic recovery sold technology shares after their run-up. Value led the market because of strong returns from energy stocks that benefited from rising oil prices. Small-company shares outperformed large-company stocks throughout the period, as investors prized their higher growth rates and more attractive valuations.

European stock markets fared well early in the period, as falling interest rates and the chance for an economic rebound encouraged investors. Japanese shares gained in local-currency terms, but for much of the period a weak yen hampered their dollar-denominated returns. Many of the Pacific Rim countries fared well, with emerging markets such as Korea, Singapore and New Zealand posting strong gains. Emerging markets benefited from perceptions that improvement in the U.S. economy would create greater demand for their exports.

The fixed-income markets lost ground during the period. At the beginning of the period, Treasury securities offered very low yields, due to low short-term interest rates and investor demand for high-quality issues. Investors anticipating an economic rebound sold bonds in the expectation of the Fed abandoning its easing monetary policy. Investors also became willing to accept more risk in their portfolios, and sold Treasuries in favor of higher-yielding sectors such as corporate high-yield bonds and mortgage-backed securities.


--------------------------------------------------------------------------------
1 The Gross Domestic Product is the measure of the market value of the goods and services produced by labor and property in the United States.




2 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR LIMITED MATURITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.



The HSBC Investor Limited Maturity Fund (the "Fund") seeks to provide above-average total return, consistent with reasonable risk, by investing in high quality fixed-income securities of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

The Fund returned -1.39% (without sales charge) for the Class A (Investor) Shares and -1.26% for the Class Y Shares for the six-month period ended April 30, 2002. That compared to a return of -0.49% and 0.62% for the Funds' peer group, the Lipper Intermediate Investment-Grade Debt Funds Average and the Lehman Brothers Intermediate Aggregate Bond Funds Index, respectively.1

For the six-month period ended April 30, 2002, the U.S. economy continued to show signs of slowing, a trend that began in early 2001. Hence, the Federal Open Market Committee ("FOMC") responded with additional interest rate cuts, lowering the federal funds rate by 50 basis points on November 6, 2001 and by 25 basis points on December 11, 2001 to 1.75%. The U.S. unemployment rate continued to increase, reaching 5.8% by year-end and ultimately reaching 6.0% in April. By year-end, economic weakness was more evident as reflected in certain economic indicators. GDP growth was recorded as a 1.7% increase for the fourth quarter, while the manufacturing sector remained sluggish. The Institute for Supply Management Manufacturing Index,2 formerly known as the National Association of Purchasing Managers Index2 registered 48.10 during December (readings below 50 signal contraction).

On March 19, 2002, the FOMC shifted its policy bias to neutral from negative, as economic data released in the prior months was slightly stronger than anticipated. The Fed cited that risk to inflation and growth goals to be balanced and implied that they were in no hurry to tighten monetary policy. In addition, before the Senate Banking Committee, Federal Reserve Chairman Alan Greenspan expressed that the contraction phase of the U.S. economy drew to a close.

Just prior to the end of the previous six-month period ended April 30, 2002, the Fund's duration was approximately one-half year shorter than that of its peer group's average, as we believed that the economy showed signs of a potential recovery. Similar duration strategy was used throughout the period, as it appeared that the Fed was very close to or had finished their easing cycle. Overall, that strategy enhanced the Fund's performance as U.S. Treasury yields rose significantly during the period.

The Fund increased its exposure in the corporate market while lowering its exposure in U.S. government agencies. With an improving economy, corporate securities offer the potential for attractive total returns. Throughout the period we remained over-weight in corporate securities relative to the benchmark and increased our exposure to mortgage-backed securities to the extent that we were able to do within the Fund's investment guidelines. Increasing the Fund's exposure to mortgage-backed securities during the early part of 2002 helped performance. Unfortunately, toward the end of the period, corporate securities exhibited a high degree of volatility as credit and evaluations of corporate securities were put under pressure as investors questioned accounting practices and general methodologies used by corporations. Within the investment grade credit universe, the telecommunication sector was hit the hardest, weighing heavily on the overall asset class.*

With the flow of positive economic releases, we believe that the recovery is very close to being underway. Thus our house view on the federal funds rate calls for several increases by the end of the first quarter of next year. Based on that interest rate forecast, we anticipate yields to rise and, as such, we favor shorter duration exposure versus the peer group average.


AVERAGE ANNUAL TOTAL RETURN+
                                                          INCEPTION            SIX             1          SINCE
AS OF APRIL 30, 2002                                        DATE              MONTH          YEAR       INCEPTION
HSBC Investor Limited Maturity Fund Class A (Investor)3     2/7/01           -6.34%          0.41%        1.55%
HSBC Investor Limited Maturity Fund Class B4               2/15/01           -5.59%          0.88%        2.60%
HSBC Investor Limited Maturity Fund Class C5               2/13/01           -2.72%          3.88%        4.86%
HSBC Investor Limited Maturity Fund Class Y                1/23/01           -1.26%          6.10%        6.58%

3    Reflects the maximum sales charge of 4.75%.
4    Reflects the contingent deferred sales charge maximum 4.00%.
5    Reflects the contingent deferred sales charge maximum 1.00%.


--------------------------------------------------------------------------------
1 The Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Funds Index, an unmanaged index generally representative of investment-grade issues with maturities between three and ten years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

2 The National Association of Purchasing Managers Index is based on a national survey of purchasing managers which covers such indicators as new economic releases of the month, typically preceding the employment period. +The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                                 HSBC INVESTOR FAMILY OF FUNDS 3

PORTFOLIO REVIEWS

HSBC INVESTOR FIXED INCOME FUND
HSBC INVESTOR BOND FUND (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.



The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

For the six-month period ended April 30, 2002, the shares of the HSBC Investor Fixed Income Fund produced a -0.50% return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned -0.74% (without sales charge). That compared to -0.03% and -0.89% return for the Funds' benchmarks, the Salomon Brothers Broad Investment-Grade Bond Fund Index and the Lipper Corporate Debt Funds A-Rated Average, respectively.1

Weeks after the events of September 11, the U.S. fixed income markets began to rally as it became evident that the economy was no longer flirting with a recession, but rather the focus centered around the depth and duration of the contracting economy as the third quarter GDP growth registered a negative 1.3% reading. Additionally, at the start of this period, the markets were totally surprised by the Treasury eliminating the 30-year Treasury auctions in continuation with its plan to continue its buyback program. This caused a dramatic flattening of the yield curve as the 2-30 year spread narrowed by 30 basis points, while the 5 point increase in the long bond marked the largest single day price increase since 1981.

As we entered 2002, U.S. Treasury yields seemed to vacillate between a flight to quality due to negative corporate earnings and a general sell off ignited by strong economic figures. In particular, manufacturing continued to climb off its lows and various measures of consumer confidence all showed gains. Further along, the markets exhibited a high degree of volatility as the evaluation of corporate credit in particular was brought under question because of "Enronitis." A significant event happened in the latter part of this period, as the Fed signaled a shift in its policy bias to a neutral stance. This marked the end of the present easing cycle, in which the Fed lowered interest rates 475 basis points.

In terms of portfolio construction, we attempted to upgrade the corporate bond holdings by selling lower-rated credits and purchasing more high quality names. Given the problems caused by the Enron situation and the general weakness of economy, we felt these lower quality issues offered little potential gain but significant downside risk. Additionally, the Fund purchased U.S. Treasuries that mature in 2021 that we believe offer the Fund protection in terms of quality as well as adjusting duration risk for the portfolio.*

Looking ahead, the stream of positive economic releases coupled with the Fed's acceptance that economic recovery is now well underway has changed the house view to believe that the commencement of the Fed's tightening cycle will begin in either August or September. Additionally, the house 12-month forecast is calling for several Fed tightenings by the end of the first quarter of 2003.

With the present interest rate forecast, we have decreased our bets from a neutral position to a small underweight position in duration. We will continue to increase our "barbell" position of short corporates and long U.S. Treasuries as we will look to increase our risk exposure to single A and BBB corporate credits as the opportunities present themselves.*


AVERAGE ANNUAL TOTAL RETURN+
                                                           INCEPTION        SIX           1           5         SINCE
AS OF APRIL 30, 2002                                          DATE         MONTH        YEAR        YEAR      INCEPTION
HSBC Investor Fixed Income Fund                              1/9/95       -0.50%        6.72%       7.19%       7.95%
HSBC Investor Bond Fund Class A (Investor)2                  8/26/96      -5.48%        1.01%       5.41%       5.84%
HSBC Investor Bond Fund Class B3                             1/6/98       -4.89%        1.39%        --         4.72%
HSBC Investor Bond Fund Class C4                             11/4/98      -1.98%        4.39%        --         5.08%

2    Reflects the maximum sales charge of 4.75%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------

1 The Lipper Corporate Debt Funds A-Rated Average is an average of managed funds that invest at least 65% of their assets in corporate debt issues rated "A" or better or in government issues. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Funds are measured against the Salomon Brothers Broad Investment-Grade Bond Fund Index, an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

+ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


4 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR NEW YORK TAX-FREE BOND FUND+
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Jerry Samet
Portfolio Manager
HSBC Asset Management (Americas) Inc.



The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 0.59 % (without sales charge) for Class A (Investor) Shares and 0.72 % for Class Y Shares for the six-month period ended April 30, 2002. That compared to 1.49% and 0.77% return for the Fund's benchmarks, the Lehman New York State Exempt Index and the Lipper New York Municipal Bond Funds Average, respectively.1

During the period, the Fund's duration began longer than its benchmark by approximately 10%, but drifted over the period to a neutral position relative to its benchmark. The portfolio also maintained a "barbelled" position, which helped performance as the long and short ends of the curve outperformed the intermediate portion of the curve. Additionally, the portfolio maintained its high credit quality profile as the lower-rated and high yield municipal credits continue to come under pressure due to reduced revenues at various municipal entities. We took gains on our tobacco revenue bonds and currently retain a position of approximately 0.2% of the net assets. Currently, we have an average quality of AA2, which is in line with the benchmark.*

A positive flow of funds continues in the municipal market. Retail investors continue to reallocate assets into the safety of municipal bonds. This continues even in the face of lower nominal yields. May brings to a start a three-month period which historically tends to be relatively the strongest period of the year. This is the result of coupon payments and maturities, which are at their peak. Additionally, unlike previous years where a significant portion of these seasonal payments had been leaving the municipal markets for higher risk assets, the market environment presently dictates that this will not take place to the same significant level. New issue supply should increase during this period but will likely be offset by cash that will be waiting for it. On the other hand, yield ratios are now back to unattractive levels particularly on the shorter end of the curve and should see some selling from crossover buyers. In addition, on the negative side we believe credit will continue to undergo further deterioration as state and local governments contend with decreasing revenues, particularly those based upon sales tax revenues as the impact of the recession continues to pressure receipts. Couple this with increasing costs such as health care and what you are likely to see is increased new issuance from states in order to meet funding needs for capital projects.

Going forward, the Fund will continue to "barbell" along the yield curve in anticipation of a flatter yield curve. Duration-wise we will approximate our benchmark with a bias to move to a short position, as the near term direction on municipal interest rates shows pressure on the market. Finally, we plan to move the Fund into a more defensive couponing structure in order to help avoid negative convexity deminimus issues with a rise in rates. New York supply is expected to increase dramatically in the next quarter and should underperform the rest of the municipal market. As such, the New York portfolio has overweighed Puerto Rico paper, which has been trading two standard deviations cheap to the national market from a historical standpoint.


AVERAGE ANNUAL TOTAL RETURN++

                                                              INCEPTION       SIX           1            5        SINCE
AS OF APRIL 30, 2002                                             DATE        MONTH        YEAR        YEAR       INCEPTION
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)2   5/1/95       -4.23%        0.64%       4.59%       5.09%
HSBC Investor New York Tax-Free Bond Fund Class B3              1/6/98       -3.73%        0.88%        --         3.57%
HSBC Investor New York Tax-Free Bond Fund Class C4             11/4/98       -0.77%        3.85%        --         3.23%
HSBC Investor New York Tax-Free Bond Fund Class Y               7/1/96        0.72%        5.93%       5.88%       5.80%

2    Reflects the maximum sales charge of 4.75%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.

+ A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

++ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Fund is measured against the Lehman Brothers New York State Exempt Index, an unmanaged broad based index comprised of investment grade, New York tax-exempt securities all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                                 HSBC INVESTOR FAMILY OF FUNDS 5

PORTFOLIO REVIEWS

HSBC INVESTOR BALANCED FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by Frederic Lutcher III, CFA, and Edward Merkle
Senior Portfolio Managers, Managing Directors
HSBC Asset Management (Americas) Inc.

The HSBC Investor Balanced Fund (the "Fund") seeks to provide current income and long-term growth of capital consistent with reasonable risk by investing in a broadly diversified portfolio of U.S. government securities, common stock, preferred stocks and high-quality bonds.

For the six-month period ended April 30, 2002, the Fund returned -1.62% (without sales charge) for the Class A (Investor) Shares and -1.62% for the Class Y Shares. In comparison, the Fund's benchmarks returned -0.01%, 2.31% and 2.12%, for the Lehman Brothers Aggregate Bond Index, the Standard & Poor's 500 Stock Index and the Lipper Balanced Funds Average, respectively.1

Weeks after the events of September 11, this recent six-month period saw the U.S. fixed income markets began to rally as it became evident that the economy was no longer flirting with recession. Instead, the focus centered on the depth and duration of the contracting economy as the third quarter GDP growth registered a negative 1.3% reading. As we entered 2002, U.S. Treasury yields seemed to vacillate between a flight to quality due to negative corporate earnings and a general sell off ignited by strong economic figures. In particular, manufacturing continued to climb off its lows and various measures of consumer confidence all showed gains. Further along, the markets exhibited a high degree of volatility as the evaluation of corporate credit in particular was brought under question because of "Enronitis." A significant event happened in the latter part of this period, as the Fed signaled a shift in its policy bias to a neutral stance. This marked the end of the present easing cycle, in which the Fed lowered interest rates 475 basis points.

In terms of portfolio construction, we chose to remain in higher-rated corporate credits and maintained an overweight in U.S. Treasuries. We believe these securities afforded the Fund protection from downgrades while giving us flexibility to adjust duration as market conditions dictate.

Looking ahead, the stream of positive economic releases coupled with the Fed's acceptance that economic recovery is now underway has changed the house view to believe that the commencement of the Fed's tightening cycle will begin in either August or September. Additionally, the house 12-month forecast is calling for several Fed tightenings by the end of the first quarter of 2003.

With the present interest rate forecast, we have decreased our bets from a neutral position to a small underweight position in duration. We will continue to increase our "barbell" position of short corporates and long U.S. treasuries as we will look to increase our risk exposure to single A and BBB corporate credits as the opportunities present themselves.*

The U.S. equity markets proved to be resilient early in the period, as investors faced a surge in unemployment, declining consumer confidence, fears of bio-terrorism, the collapse of Enron Corp., and negative GDP growth during the third quarter of 2001. Most major market indices rose sharply late in 2001, as investors turned their attention to the expected recovery in the U.S. economy and corporate profits during 2002, fueled by fiscal and monetary stimulus. By the end of 2001, the Fed had lowered the federal funds rate to its lowest level in 40 years, while the federal government haggled over an economic stimulus package. Despite the sharp rebound in the equity markets late in 2001, the S&P 500 recorded its second consecutive year of negative returns for the first time since the 1973-1974 time period. The U.S. equity markets came under pressure early in the first quarter of 2002 following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of the period. These issues continued to hang over the equity markets through much of the first quarter, overshadowing signs pointing to an economic recovery. The U.S. equity markets traded decidedly lower during April, posting the worst monthly decline since September 2001.

At the start of the period we employed a "barbell" strategy across the portfolio assuming lower risk in certain sectors and holdings, such as health care and consumer staples, while preparing to take advantage of any cyclical market improvements with higher beta positions in other sectors, including consumer discretionary and information technology. Although the S&P health care sector performed poorly during the period, declining 5.1%, the Funds overweight in the health care providers and services industry positively contributed to performance, with strong returns generated by Caremark Rx, Inc. (1.19% of net assets) up 60% for the period, and Healthsouth Corp. (1.23%) up 16%. Recently, we have moved towards a sector neutral position, as the sectors that have the most to gain from an economic recovery have already run up in advance of actual earnings recovery, as witnessed by the 14% increase in the consumer discretionary sector. We are maintaining a modest underweight position in the telecommunication services and utilities sectors.*


AVERAGE ANNUAL TOTAL RETURN+

                                                           INCEPTION          SIX              1              SINCE
AS OF APRIL 30, 2002                                          DATE            MONTH          YEAR           INCEPTION
HSBC Investor Balanced Fund Class A (Investor)2              2/20/01         -6.54%         -14.04%          -12.77%
HSBC Investor Balanced Fund Class B3                         2/9/01          -6.03%         13.90%           -13.22%
HSBC Investor Balanced Fund Class C4                         2/13/01         -3.05%         -11.23%          -11.14%
HSBC Investor Balanced Fund Class Y                          1/18/01         -1.62%         -9.37%           -11.41%

2 Reflects the maximum sales charge of 5.00%.
3 Reflects the contingent deferred sales charge maximum 4.00%.
4 Reflects the contingent deferred sales charge maximum 1.00%.

1 The Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Lehman Brothers Aggregate Bond Index, which is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity, and the Standard & Poor's 500 Stock Index, which is an unmanaged index generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

+ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

6        HSBC INVESTOR FAMILY OF FUNDS

         PORTFOLIO REVIEWS

HSBC INVESTOR EQUITY FUND
(CLASS A (INVESTOR) SHARES, B SHARES, C SHARES AND Y SHARES)

by John L. Blundin
Portfolio Manager, Alliance Capital Management, L.P., and

Robert H. Lyon
Portfolio Manager, Institutional Capital Corporation

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% of its total assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style.

Alliance Capital Management, L.P., pursues a growth style of investing, focusing on investing in financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

Institutional Capital Corporation pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

The Fund returned -0.74% (without sales charge) for Class A (Investor) Shares and -0.61% for Class Y Shares for the six months ended April 30, 2002. This compared to a return of 3.37% and 1.79% for the Fund's benchmarks, the Russell 1000 Index and the Lipper Large-Cap Core Funds Average, respectively.1

Stocks performed poorly during much of the period. Despite signs of economic improvement, the economy and corporate profits overall remained relatively weak. Growth stocks performed well early in the period as investors anticipated a quick economic rebound, but later suffered losses as signs pointed to a more muted recovery. Technology shares faltered after a strong start to the period, while telecommunications stocks continued to suffer from cutbacks in corporate spending and poor earnings visibility.

However, some sectors of the market delivered relatively strong performance. The Fund's portfolio during the period was focused largely on shares of companies we feel were capable of delivering stable and predictable earnings growth.*

It appears that an economic recovery is at last underway, as evidenced by 5.8% nominal GDP growth in the first quarter of 2002 and a reduction of inventories. Meanwhile, inflation remains low and under control. We believe growth stocks should begin to perform better during the coming months.

We are encouraged by the attractive valuations among many growth stocks. We will look for opportunities in the consumer services sector, due to continued strong spending by U.S. consumers, as well as shares of cable companies, which are benefiting from greater subscriber revenues. We believe the health-care services sector also continues to offer opportunities, due to long-term trends such as the aging of the population. As always, we will maintain a diversified portfolio of attractively valued shares of industry-leading firms with strong balance sheets and strong management teams.

It appears that much of the excess valuation in the stock market has been wrung out during recent months, bringing stock valuations down to more reasonable levels. The Fed's rate cuts should eventually help boost the economy's growth rate and strengthen corporate profits. We expect to see better earnings visibility starting in the second half of 2002, leading to greater investor and consumer confidence. We believe stocks will likely perform well in that environment.

We will continue to overweight the financial services, health-care and consumer sectors. We will continue to pursue our bottom-up stock selection process, by looking for attractively valued shares of firms with leadership positions in their markets, strong balance sheets and strong management teams.

AVERAGE ANNUAL TOTAL RETURN+

                                                           INCEPTION        SIX           1           5         SINCE
AS OF APRIL 30, 2002                                          DATE         MONTH        YEAR        YEAR      INCEPTION
HSBC Investor Equity Fund Class A (Investor)2                8/1/95        -5.67%      -20.34%      2.86%       6.71%
HSBC Investor Equity Fund Class B3                           1/6/98        -5.13%      -20.13%        --       -0.88%
HSBC Investor Equity Fund Class C4                          11/4/98        -2.08%      -17.61%        --       -4.76%
HSBC Investor Equity Fund Class Y                            7/1/96        -0.61%      -15.98%      4.17%       6.20%

2    Reflects the maximum sales charge of 5.00%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------
1 The Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Russell 1000 Index, an unmanaged index measures the performance of the 1,000 largest companies in the Russell 3,000 Index, which represents approximately 90% of the total market capitalization of the Russell 3000 Index. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

+ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                                                 HSBC INVESTOR FAMILY OF FUNDS 7

PORTFOLIO REVIEWS

HSBC INVESTOR GROWTH AND INCOME FUND
(CLASS A (INVESTOR) SHARES, B SHARES AND Y SHARES)

by Frederic Lutcher III, CFA
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed-income securities and in money market instruments.

For the six-month period ended April 30, 2002, the Fund returned -1.99% (without sales charge) for the Class A (Investor) Shares and -1.78% for the Class Y Shares. That compared to a 2.31% and 4.93% return for the S&P 500 Stock Index and the Lipper Growth and Income Funds Average, respectively.1

The U.S. equity markets proved to be resilient early in the period, as investors faced a surge in unemployment, declining consumer confidence, fears of bio-terrorism, the collapse of Enron, and negative GDP growth during the third quarter of 2001. Most of the major market indices rose sharply late in 2001, as investors turned their attention to the expected recovery in the U.S. economy and corporate profits during 2002, fueled by fiscal and monetary stimuli. By the end of 2001, the Fed had lowered the federal funds rate to its lowest level in 40 years, while the federal government haggled over an economic stimulus package.

The U.S. equity markets came under pressure early in the first quarter following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of the period. These issues continued to hang over the equity markets through much of the first quarter, overshadowing signs pointing to an economic recovery. At the Federal Open Market Committee meeting in mid-March, the Fed left short-term interest rates unchanged, signaling an end to eleven consecutive rate cuts, and leaving interest rates at their lowest levels in 40 years. The Fed did, however, change their bias from easing to neutral causing the major market indices to surrender some of their gains as concerns over higher interest rates began to surface. However, the equity markets moved higher during the last few trading sessions of the quarter, again driven by promising economic data, which included a surge in consumer confidence and strong housing data.

The U.S. equity markets traded decidedly lower during April, posting the worst monthly decline since September 2001, combined with further accounting concerns and disappointing profits from bellwether companies such as IBM and General Electric, helped push the markets lower. Although the U.S. economy grew at a 5.8% annualized rate during the first quarter, investors remained cautious about a rebound in corporate profits as several sectors continue to exhibit lackluster results with limited visibility on future prospects.

We continue to witness solid economic data, most likely signaling an end to the recession that began in March 2001. However, the good economic news has not yet translated into better results on corporate earnings, as several sectors (telecommunications and technology in particular) have posted lackluster results, and have intimated limited visibility on when business conditions are expected to turn favorable. With companies not expected to increase their technology spending until late 2002 or early 2003, we believe sustained earnings recovery in telecommunications and technology is still several quarters away. While the significant sell-off in the markets during the past month has brought valuations down to more interesting levels, it is difficult to expect a meaningful move higher in the markets without those sectors participating.

At the start of the period we employed a "barbell" strategy across the portfolio, assuming lower risk in certain sectors and holdings, such as health-care and consumer staples, while preparing to take advantage of any cyclical market improvements with higher beta positions in other sectors, including consumer discretionary and information technology. Although the S&P's health-care sector performed poorly during the period, declining 5.1%, the Fund's overweight in the health-care providers and the services industry positively contributed to performance.*

Recently, we have moved towards a sector neutral position, as the sectors that have the most to gain from an economic recovery have already run up in advance of actual earnings recovery, as witnessed by the 14% increase in the consumer discretionary sector. We are maintaining a modest underweight position in the telecommunication services and utilities sectors. We believe that the telecom sector will continue to be plagued by excess capacity and too much competition, and see the risk of earnings estimates heading lower, while sentiment in the utilities sector is poor, in light of the problems at companies such as Enron and Dynegy.*

AVERAGE ANNUAL TOTAL RETURN+

                                                            INCEPTION          SIX              1             SINCE
AS OF APRIL 30, 2002                                          DATE            MONTH           YEAR         INCEPTION
HSBC Investor Growth and Income Fund Class A (Investor)2     4/12/01         -6.90%          -23.60%        -17.90%
HSBC Investor Growth and Income Fund Class B3                4/5/01          -6.27%          -23.38%        -14.35%
HSBC Investor Growth and Income Fund Class Y                 4/2/01          -1.78%          -19.32%        -10.56%

2    Reflects the maximum sales charge of 5.00%.
3    Reflects the contingent deferred sales charge maximum 4.00%.


--------------------------------------------------------------------------------
1 The Lipper Growth and Income Funds Average is comprised of managed funds that combine a growth-of-earnings orientation and an income requirement for level and/or rising dividends. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Fund is measured against the Standard & Poor's 500 Stock Index, an unmanaged index that is generally representative of the U.S. stock market as a whole. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities.

+ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


8 HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR MID-CAP FUND (CLASS A SHARES, B SHARES, C SHARES AND TRUST SHARES) by Thomas D'Auria
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Standard & Poor's MidCap 400 Stock Index (the "S&P Mid Cap 400") by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the S&P MidCap 400 ($225 million to $10.5 billion).

For the six-month period ended April 30, 2002, the Fund returned 3.92% (without sales charge) for the Class A (Investor) Shares and 4.17% for the Trust Shares. That compared to a 20.04% and 6.43% return for the S&P MidCap 400 Index and the Lipper Mid-Cap Growth Funds Average, respectively.1

The U.S. equity markets proved to be resilient early in the period, as investors faced a surge in unemployment, declining consumer confidence, fears of bio-terrorism, the collapse of Enron, and negative GDP growth during the third quarter of 2001. Most of the major market indices rose sharply late in 2001, as investors turned their attention to the expected recovery in the U.S. economy and corporate profits during 2002, fueled by fiscal and monetary stimuli. By the end of 2001, the Fed had lowered the federal funds rate to its lowest level in 40 years, while the federal government haggled over an economic stimulus package.

The U.S. equity markets came under pressure early in the first quarter following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of the period. These issues continued to hang over the equity markets through much of the first quarter, overshadowing signs pointing to an economic recovery. At the Federal Open Market Committee meeting in mid-March, the Fed left short-term interest rates unchanged, signaling an end to eleven consecutive rate cuts, and leaving interest rates at their lowest levels in 40 years. The Fed did, however, change their bias from easing to neutral; causing the major market indices to surrender some of their gains, as concerns over higher interest rates began to surface. However, the equity markets moved higher during the last few trading sessions of the quarter, again driven by promising economic data, which included a surge in consumer confidence and strong housing data.

The U.S. equity markets traded decidedly lower during April, posting the worst monthly decline since September 2001, combined with further accounting concerns and disappointing profits from bellwether companies such as IBM and General Electric, helped push the markets lower. Although the U.S. economy grew at a 5.8% annualized rate during the first quarter, investors remained cautious about a rebound in corporate profits as several sectors continue to exhibit lackluster results with limited visibility on future prospects.

We continue to witness solid economic data, most likely signaling an end to the recession that began in March 2001. However, the good economic news has not yet translated into better results on corporate earnings, as several sectors (telecommunications and technology in particular) have posted lackluster results, and have intimated limited visibility on when business conditions are expected to turn favorable. With companies not expected to increase their technology spending until late 2002 or early 2003, we believe sustained earnings recovery in telecommunications and technology is still several quarters away. While the significant sell-off in the markets during the past month has brought valuations down too more interesting levels, it is difficult to expect a meaningful move higher in the markets without those sectors participating.

We maintained the Fund's growth bias during the period, adding to selected holdings in the consumer discretionary sector, while carefully adding to our information technology holdings. The health-care sector continues to be our largest overweight, with an emphasis on the health-care providers and services industry, while maintaining a meaningful underweight in the financials sector due to our belief the Fed is about to embark on a series of interest rate increases. Our growth bias hurt performance through much of the period, as value oriented sectors, including energy, industrials and financials, generated strong performance. Early in the period, we were concerned that investors had discounted a turn in technology too far in advance, with many stocks generating substantial returns towards the end of 2001. While we avoided many of the more speculative companies in the technology sector, our semiconductor holdings, which had done very well early in the period, gave back a significant portion of their gains, as the outlook for information technology spending remained subdued. With the economy looking significantly stronger than we had believed even a few months ago, our portfolio remains overweighted in technology, health-care, and consumer discretionary. As long-term investors, we continue to show patience with many holdings, based on our belief that the fundamentals are still in place.*

AVERAGE ANNUAL TOTAL RETURN++

                                                           INCEPTION        SIX           1          5          SINCE
AS OF APRIL 30, 2002                                          DATE+        MONTH        YEAR        YEAR      INCEPTION
HSBC Investor Mid-Cap Fund Class A2                          7/1/93       -1.32%       -18.79%     11.34%      12.61%
HSBC Investor Mid-Cap Fund Class B3                          7/1/93       -0.42%       -18.41%     11.65%      12.44%
HSBC Investor Mid-Cap Fund Class C4                          7/1/93        2.58%       -15.86%     11.65%      12.44%
HSBC Investor Mid-Cap Fund Trust                             7/1/93        4.17%       -14.17%     12.70%      13.57%

2    Reflects the maximum sales charge of 5.00%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------
+ Prior to July 1, 2000, HSBC Asset Management (Americas) Inc. managed another pooled investment vehicle called a collective investment trust
     (CTF) with the same investment objective as the fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CTF was not registered with the Securities & Exchange Commission
     (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

++ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares

1 The Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. The Fund is measured against the S&P's 400 Mid Cap Index, an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                                 HSBC INVESTOR FAMILY OF FUNDS 9

PORTFOLIO REVIEWS

HSBC INVESTOR INTERNATIONAL EQUITY FUND
HSBC INVESTOR OVERSEAS EQUITY FUND+ (CLASS A (INVESTOR) SHARES, B SHARES AND C SHARES)

by David Fisher
Portfolio Manager
Capital Guardian Trust Company



The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, know as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs Capital Guardian Trust Company as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

The shares of the HSBC Investor International Equity Fund returned 7.93% and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 7.54% (without sales charge) for the six months ended April 30, 2002. That compares to a 5.53% and 7.10% return for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australia and Far East Index and the Lipper International Funds Average, respectively.1

Overseas markets were volatile but delivered relatively strong performance, as investors anticipated an end to the global recession that plagued world economies during the period. Military progress in the U.S.-led war in Afghanistan also buoyed investor sentiment and helped international markets.

In Europe, conflicting evidence about the economy's health held back stocks early in the period, but stocks posted stronger results later in the period due to signs of economic growth and improving sentiment from German and French businesses. European technology and telecommunications stocks posted solid gains during the fourth quarter of 2001, while cyclical stocks in sectors such as autos and luxury goods performed well during the first quarter of 2002 due to signs of an economic recovery. However, fallout from Enron's bankruptcy and weakness in the telecommunications sector dampened European market performance during April 2002, causing investors to favor defensive shares of firms capable of generating predictable earnings. The Japanese market began to show signs of improvement as well, although the country continued to struggle with corporate bankruptcies, deteriorating fundamentals in the banking sector and a deflationary environment. Japanese stocks benefited during the second half of the period from government initiatives to boost stock prices, and from renewed interest from foreign investors. An upturn in the semiconductor industry benefited shares of Japanese chipmakers, while exporters and non-technology sectors also posted gains.

Capital Guardian Trust Company's bottom-up, research-driven approach to investing is based on extensive field research and direct company contact. The Portfolio maintained an overweight position in select technology stocks, particularly shares of semiconductor firms. That strategy benefited performance as the cyclical semiconductor industry's fundamentals began to improve. Our investments in cyclical stocks such as basic materials, industrials, and autos also helped to boost performance as the global economy gained strength. The Portfolio's overweight position in Japan dragged on performance early in the period due to a weakening yen. However, some of the Portfolio's Japanese holdings performed better later in the period because of improving inventory levels and increased fiscal stimulus from the Bank of Japan. The Portfolio's position in wireless telecom stocks dampened performance, while its underweight stake in energy held the Portfolio back when oil prices rose during the first quarter of 2002.*

We believe that any recovery in overseas markets should be modest at best. Many overseas markets have already priced in a robust economic recovery, and now trade at relatively high valuations. We will focus on attractively valued stocks in economically sensitive sectors. In Europe, we will add to the Portfolio's position in telecommunications stocks. Our outlook for select Japanese stocks is positive, despite continued concerns about the country's economy. In Japan, we will focus on shares of export-related companies that will benefit from a broad global recovery.*


AVERAGE ANNUAL TOTAL RETURN++

                                                            INCEPTION       SIX           1            5         SINCE
AS OF APRIL 30, 2002                                          DATE         MONTH        YEAR        YEAR      INCEPTION
HSBC Investor International Equity Fund                      1/9/95        7.93%       -14.31%      5.91%       8.55%
HSBC Investor Overseas Equity Fund Class A (Investor)2       8/26/96       2.20%       -19.15%      3.74%       5.27%
HSBC Investor Overseas Equity Fund Class B3                  1/6/98        3.21%       -18.80%       --         3.78%
HSBC Investor Overseas Equity Fund Class C4                  11/4/98       6.22%       -16.34%       --         3.85%


2    Reflects the maximum sales charge of 5.00%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.

--------------------------------------------------------------------------------
+    International investing involves increased risk and volatility.

++ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities. The Funds are measured against the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index, which is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


10        HSBC INVESTOR FAMILY OF FUNDS

PORTFOLIO REVIEWS

HSBC INVESTOR SMALL CAP EQUITY FUND
HSBC INVESTOR OPPORTUNITY FUND+ (CLASS A (INVESTOR) SHARES, B SHARES AND
C SHARES)

by Neil Wagner
Senior Vice President
MFS Institutional Advisers, Inc.

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growth of capital by investing in equity securities of emerging small- and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs MFS Institutional Advisers, Inc., as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

During the six months ended April 30, 2002, the shares of the HSBC Investor Small Cap Equity Fund produced a 9.36% return and the Class A (Investor Shares) of the HSBC Investor Opportunity Fund produced a 9.17% return (without sales charge). The Funds' benchmarks, the Russell 2000 Stock Index and the Lipper Small-Cap Growth Funds Average, returned 20.03% and 8.23%, respectively.1

The economy experienced modest growth during the six months ended April 30, 2002, and stocks posted mixed performances. Economic indicators suggested the economy was emerging from a recession. GDP growth estimates for the first quarter of 2002 showed dramatic growth from the previous quarter and consumer spending was strong. Meanwhile, interest rates hit record lows. Despite the conditions, the stock market failed to fully recover. One reason: Investors worried that weak corporate spending and increasingly conservative accounting practices (a legacy of the Enron debacle) would hurt profits. Small-company stocks performed relatively well during the period, however, as low interest rates increased the availability of capital for smaller firms.

The Portfolio employs a bottom-up, fundamentals-based approach to investing in small- and medium-sized companies, focusing on the quality of individual companies and on their stock valuations. We look for firms with strong earnings growth potential because we believe that earnings growth drives stock prices. We positioned the portfolio aggressively, holding overweight positions in technology (10.0% of portfolio net assets as of April 30, 2002), health-care (11.4%), leisure (6.2%), and business services (1.3%). In the technology sector, our semiconductor holdings performed well as those firms benefited from a positive sales environment. However, shares of most technology firms were very volatile during the period, as high valuations and poor earnings outlooks for these shares worried investors.*

The Portfolio benefited from its overweight position in the health-care sector. Health-care firms provide essential services, which supports their earnings during difficult economic environments. Health-care stocks that helped the Portfolio's performance included Caremark Rx, Inc. (2.20% of the portfolio's net assets on April 30, 2002), a prescription drug benefit management company. The Fund's leisure holdings also help to boost performance, as strong consumer spending helped some leisure-oriented companies. One of the Fund's top leisure holdings is publisher Scholastic Corp. (2.28%), which released the Harry Potter book series.*

We expect the economy to experience a modest recovery during the coming months. Corporate profits may be slow to rebound, but should be stronger in the second half of 2002. We feel small-cap stocks should perform well in that environment, as above average earnings growth and relatively low valuations will likely attract investors to shares of small companies. However, we are somewhat concerned that small-cap performance will suffer if the Fed begins raising interest rates. We will continue to overweight the business services sector, which offers highly predictable earnings. We will likely underweight technology, as we believe high valuations and poor earnings outlooks are still affecting that sector. We will also maintain a well-diversified portfolio to help reduce shareholder risk.


AVERAGE ANNUAL TOTAL RETURN++

                                                           INCEPTION        SIX           1          5         SINCE
AS OF APRIL 30, 2002                                          DATE         MONTH        YEAR        YEAR      INCEPTION
HSBC Investor Small Cap Equity Fund                          9/3/96        9.36%       -8.50%      15.02%      14.15%
HSBC Investor Opportunity Fund Class A (Investor)2           9/23/96       3.66%       -13.60%     13.10%      10.92%
HSBC Investor Opportunity Fund Class B3                      1/6/98        4.74%       -13.37%       --        10.01%
HSBC Investor Opportunity Fund Class C4                      11/4/98       7.77%       -10.66%       --        12.98%


2    Reflects the maximum sales charge of 5.00%.
3    Reflects the contingent deferred sales charge maximum 4.00%.
4    Reflects the contingent deferred sales charge maximum 1.00%.


--------------------------------------------------------------------------------
+ Small-capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.

++ The returns shown in the table do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Lipper Small-Cap Growth Funds Average is comprised of managed funds that, by prospectus or portfolio practice, invest primarily in companies with market capitalization of less than $1 billion at time of purchase. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge. Investors cannot invest directly in an index, although they can invest in its underlying funds or securities. The Funds are measured against the Russell 2000 Stock Index, an unmanaged index generally representative of the performance of small-capitalization stocks. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds' performance reflects the deduction of fees for these value-added services. During the period shown, the Investment Manager waived and/or voluntarily reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance quoted would have been lower.

*    Portfolio composition is subject to change.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NOT AN INDICATION OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


                                                HSBC INVESTOR FAMILY OF FUNDS 11

                  HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------


MUNICIPAL BONDS - 81.8%
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------      ---------
GUAM - 0.2%
Guam Economic Development
  Authority Revenue, 5.50%, 5/15/41 .........             100,000         97,337
                                                                      ----------

NEW YORK - 73.7%
Brookhaven, New York GO (FGIC Insured),
  5.50%, 10/1/12.............................             500,000        535,320
Erie County, New York GO (FGIC Insured),
  5.38%, 6/15/07.............................             250,000        267,500
Holland Patent New York Central School
  District GO (FSA Insured),
  2.63%, 6/15/03.............................             210,000        211,346
Long Island Power Authority Revenue
  (MBIA Insured), 4.50%, 4/1/11,
  Mandatory Tender 4/1/05 @ 100..............           1,075,000      1,110,593
Metropolitan Transit Authority of New
  York Revenue, 5.75%, 7/1/13................             285,000        319,984
Metropolitan Transit Authority of New
  York Revenue (FGIC Insured),
  5.25%, 7/1/17..............................             720,000        745,610
Monroe County, New York, Airport Authority
  Revenue, AMT (MBIA Insured),
  5.75%, 1/1/14..............................             750,000        824,310
New York City GO, Series G,
  5.00%, 8/1/05..............................           1,000,000      1,055,990
New York City GO, Series H,
  6.00%, 8/1/14..............................           1,000,000      1,064,280
New York City Housing Development Corp.
  Revenue, 5.70%, 11/1/13....................             420,000        433,797
New York City Housing Development Corp.
  Revenue, AMT, 5.60%, 11/1/19...............             100,000        100,969
New York City Municipal Assistance Corp.
  Revenue, 6.00%, 7/1/06.....................           1,250,000      1,387,088
New York City Municipal Water Finance
  Authority Revenue (FGIC Insured),
  5.94%, 6/15/19 (b).........................           2,000,000        835,860
New York City Transitional Finance
  Authority Revenue (FGIC Insured),
  6.00%, 8/15/15.............................           1,000,000      1,110,050
New York City Transitional Finance
  Authority Revenue, Series B,
  5.00%, 5/1/30..............................           1,500,000      1,436,820
New York State Dormitory Authority
  Revenue, 5.00%, 4/1/07.....................             500,000        535,010
New York State Dormitory Authority
  Revenue, 5.75%, 5/15/09....................             500,000        541,845
New York State Dormitory Authority
  Revenue, 6.50%, 8/15/11....................             225,000        261,259
New York State Dormitory Authority
  Revenue, 5.25%, 7/1/13.....................             500,000        530,710
New York State Dormitory Authority
  Revenue, 6.25%, 5/15/17, Prerefunded
  5/15/03 @ 102..............................             375,000        399,199
New York State Dormitory Authority
  Revenue, 5.50%, 8/15/17, Prerefunded
  2/15/07 @ 102..............................              10,000         11,236
New York State Dormitory Authority
  Revenue, 5.50%, 8/15/17....................             990,000      1,017,551
New York State Dormitory Authority
  Revenue, 6.00%, 7/1/19.....................             350,000        381,241




MUNICIPAL BONDS, (CONTINUED)
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------      ---------
New York State Dormitory Authority Revenue
  (AMBAC Insured), 4.00%, 7/1/03.............             830,000        848,683
New York State Dormitory Authority Revenue
  (AMBAC Insured), 4.00%, 7/1/04.............             975,000      1,006,503
New York State Dormitory Authority Revenue
  (AMBAC Insured), 5.50%, 8/1/10.............             750,000        823,943
New York State Dormitory Authority Revenue
  (AMBAC Insured), 5.63%, 7/1/16.............           1,000,000      1,103,580
New York State Dormitory Authority Revenue
  (AMBAC Insured), 5.50%, 7/1/18.............             500,000        541,955
New York State Dormitory Authority Revenue
  (MBIA Insured), 5.50%, 7/1/23..............           1,300,000      1,377,180
New York State Dormitory Authority Revenue
  , Series A (FSA Insured), 5.00%, 7/1/26....             500,000        486,965
New York State Environmental Facility Corp.
  Revenue, 5.70%, 1/15/14....................           1,000,000      1,094,450
New York State Housing Finance Agency
  Service Contract Obligation Revenue,
  5.88%, 9/15/14.............................             840,000        869,845
New York State Housing Finance Agency
  Service Contract Obligation Revenue,
  5.88%, 9/15/14, Prerefunded
  9/15/03 @ 102..............................             160,000        171,285
New York State Local Government Assistance
  Corp. Revenue, 6.00%, 4/1/16...............             810,000        857,774
New York State Local Government
  Assistance Corp. Revenue, 6.00%, 4/1/16,
  Prerefunded 4/1/05 @ 102...................             190,000        211,797
New York State Mortgage Agency Revenue,
  AMT, 5.60%, 10/1/14........................           1,000,000      1,036,520
New York State Thruway Authority Revenue,
  Highway & Bridge (FGIC Insured),
  5.25%, 4/1/07..............................             300,000        324,375
New York State Thruway Authority Revenue,
  Highway & Bridge (FGIC Insured),
  5.50%, 4/1/17..............................           1,000,000      1,061,180
New York State Urban Development Corp.
  Revenue, 5.75%, 4/1/12.....................             500,000        559,310
New York State Urban Development Corp.
  Revenue, 5.75%, 4/1/12.....................           1,000,000      1,072,290
New York State Urban Development Corp.
  Revenue, Series A (MBIA Insured),
  6.50%, 1/1/09..............................             500,000        574,715
Onondaga County, New York Water
  Authority Revenue (FSA Insured),
  5.00%, 9/15/14.............................             300,000        313,920
Onondaga County, New York Water
  Authority Revenue (FSA Insured),
  5.00%, 9/15/15.............................             665,000        689,499
Port Authority of New York & New Jersey
  Revenue, 5.38%, 3/1/28.....................           1,100,000      1,115,025
Port Authority of New York & New Jersey
  Special Obligation Revenue, AMT,
  5.75%, 12/1/22.............................             500,000        521,485
Triborough Bridge & Tunnel Authority
  Revenue, Series A, 5.00%, 1/1/32...........             500,000        476,220
Triborough Bridge & Tunnel Authority
  Revenue, Series X, 6.63%, 1/1/12...........           1,500,000      1,786,515
                                                                     -----------
                                                                      34,042,582
                                                                     -----------


12 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR NEW YORK TAX-FREE BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

MUNICIPAL BONDS, CONTINUED
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------      ---------
PUERTO RICO - 7.9%
Puerto Rico Commonwealth, Public
  Improvement Series A (MBIA Insured),
  5.13%, 7/1/31..............................           1,650,000      1,641,222
Puerto Rico Electric Power Authority
  Revenue, Series HH (FSA Insured),
  5.25%, 7/1/29..............................             535,000        541,559
Puerto Rico Public Buildings Authority
  Revenue, Government Facilities Series D,
  5.38%, 7/1/33..............................             900,000        903,078
Puerto Rico Publishing Finance Corp.
  Revenue (LOC AMBAC), 5.38%, 6/1/18.........             500,000        538,950
                                                                     -----------
                                                                       3,624,809
                                                                     -----------
TOTAL MUNICIPAL BONDS .......................                         37,764,728
                                                                     -----------

VARIABLE RATE DEMAND NOTES* - 13.5%

NEW YORK - 13.5%
New York City GO (LOC Morgan Guaranty
  Trust), 1.55%..............................           1,000,000      1,000,000
New York City GO, Subseries A-7 (AMBAC
  Insured), 1.55%............................           1,000,000      1,000,000
New York City Municipal Water Authority
  (SPA Dexia Credit Local), 1.60%............           1,000,000      1,000,000
New York City Water Authority (FGIC
  Insured), 1.65%............................           1,400,000      1,400,000
New York State Energy Research &
  Development Authority Pollution Control
  Revenue, Niagara Mohawk Power Corp.,
  AMT (LOC Bank One), 1.70%..................             300,000        300,000
New York State Energy Research &
  Development Pollution Control Revenue,
  Niagara Mohawk Power Corp. (LOC
  Canadian Imperial Bank), 1.60%.............             350,000        350,000
New York State Job Development Authority
  Revenue, AMT, 1.60%........................             400,000        400,000
New York State Thruway Authority Revenue
  (LOC Societe Generale), 1.65%..............             800,000        800,000
                                                                     -----------
                                                                       6,250,000
                                                                     -----------
TOTAL VARIABLE RATE DEMAND NOTES.............                          6,250,000
                                                                     -----------


INVESTMENT COMPANIES - 4.0%
                                                          SHARES       VALUE ($)
                                                        ---------     ----------

Provident New York Tax-Free Money
  Market Fund...............................            1,842,845      1,842,845
                                                                     -----------
TOTAL INVESTMENT COMPANIES..................                           1,842,845
                                                                     -----------
TOTAL INVESTMENTS
  (COST $44,290,839) (A) - 99.3% ............                         45,857,573
                                                                     ===========



------------------
Percentages indicated are based on net assets of $46,172,346.

(a) Cost differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation...................          $1,629,655
     Unrealized depreciation...................             (62,921)
                                                         ----------
     Net unrealized appreciation...............          $1,566,734
                                                         ==========

(b)  Rate presented represents the effective yield at time of purchase.

* Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2002. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMBAC - American Municipal Bond Assurance Corporation
AMT - Interest on security is subject to Federal Alternative Minimum Tax FGIC - Federal Guaranty Insurance Corporation
FSA - Financial Security Assurance
GO - General Obligation
LOC - Letter of Credit


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 13

                  HSBC INVESTOR BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------


COMMON STOCKS - 59.3%

                                                           SHARES      VALUE ($)
                                                           ------      ---------
AEROSPACE & DEFENSE - 0.9%
Raytheon Co..................................               3,280        138,744
                                                                      ----------

BANKING & FINANCE - 8.9%
American Express Co..........................               2,740        112,367
Bank of America Corp.........................               1,960        142,061
Bank of New York Co., Inc....................               3,810        139,408
Capital One Financial Corp...................               1,940        116,187
Citigroup, Inc...............................               6,840        296,171
Fannie Mae...................................               2,500        197,325
FleetBoston Financial Corp...................               3,490        123,197
Washington Mutual, Inc.......................               4,780        180,349
Wells Fargo & Co.............................               2,940        150,381
                                                                      ----------
                                                                       1,457,446
                                                                      ----------

CHEMICALS - 0.8%
Dow Chemical Co..............................               4,040        128,472
                                                                      ----------

COMPUTER SOFTWARE - 4.2%
First Data Corp..............................               1,650        131,159
Microsoft Corp. (b)..........................               8,010        418,602
Oracle Corp. (b).............................              13,340        133,934
                                                                      ----------
                                                                         683,695
                                                                      ----------

COMPUTERS - 2.1%
Dell Computer Corp. (b)......................               4,070        107,204
International Business Machines Corp.........               1,200        100,512
Sun Microsystems, Inc. (b)...................              15,300        125,154
                                                                      ----------
                                                                         332,870
                                                                      ----------

CONSUMER MANUFACTURING - 1.0%
Mattel, Inc..................................               7,510        155,006
                                                                      ----------

CONSUMER PRODUCTS - 4.7%
Anheuser-Busch Cos., Inc.....................               2,240        118,720
Coca-Cola Co.................................               3,280        182,073
Kimberly-Clark Corp..........................               1,600        104,192
PepsiCo, Inc.................................               2,990        155,181
Philip Morris Cos., Inc......................               3,780        205,745
                                                                      ----------
                                                                         765,911
                                                                      ----------

DIVERSIFIED MANUFACTURING OPERATIONS - 4.3%
3M Co........................................               1,030        129,574
General Electric Co..........................               9,610        303,195
Honeywell International, Inc.................               4,670        171,296
ITT Industries, Inc..........................               1,200         83,832
                                                                      ----------
                                                                         687,897
                                                                      ----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 3.1%
Applied Materials, Inc. (b)..................               2,580         62,746
Emerson Electric Co..........................               1,210         64,602
Intel Corp...................................              10,290        294,397
Texas Instruments, Inc.......................               2,310         71,448
                                                                      ----------
                                                                         493,193
                                                                      ----------

COMMON STOCKS, CONTINUED

                                                           SHARES      VALUE ($)
                                                          -------      ---------
GAS & ELECTRIC UTILITY - 1.7%
Duke Energy Corp.............................               2,360         90,459
Dynegy, Inc..................................               3,940         70,920
Southern Co..................................               3,780        107,163
                                                                      ----------
                                                                         268,542
                                                                      ----------

HEALTH CARE - 3.0%
Healthsouth Corp. (b)........................              10,720        161,872
Johnson & Johnson............................               3,360        214,570
Medtronic, Inc...............................               2,300        102,787
                                                                      ----------
                                                                         479,229
                                                                      ----------

HOTELS & MOTELS - 0.8%
Starwood Hotels & Resorts Worldwide..........               3,300        124,740
                                                                      ----------

INSURANCE - 2.1%
American International Group.................               3,610        249,523
Marsh & McLennan Cos., Inc...................                 920         92,994
                                                                      ----------
                                                                         342,517
                                                                      ----------

MEDIA - 0.7%
AOL Time Warner, Inc. (b)....................               6,190        117,734
                                                                      ----------

METALS & MINING - 0.5%
Alcoa, Inc...................................               2,350         79,971
                                                                      ----------

OIL & GAS - 4.0%
ChevronTexaco Corp...........................               2,560        221,978
Exxon Mobil Corp.............................               8,140        326,983
Occidental Petroleum Corp....................               3,160         90,850
                                                                      ----------
                                                                         639,811
                                                                      ----------

PAPER & FOREST PRODUCTS - 0.5%
International Paper Co.......................               1,970         81,617
                                                                      ----------

PHARMACEUTICALS - 6.3%
Amgen, Inc. (b)..............................               2,400        126,912
Cardinal Health, Inc.........................               2,950        204,288
Caremark Rx, Inc. (b)........................               7,270        156,305
Merck & Co., Inc.............................               2,600        141,284
Pfizer, Inc..................................               7,160        260,265
Wyeth........................................               2,510        143,070
                                                                      ----------
                                                                       1,032,124
                                                                      ----------

RETAIL - 6.7%
Best Buy Company, Inc. (b)...................               1,460        108,551
Costco Wholesale Corp. (b)...................               3,080        123,816
Home Depot, Inc..............................               3,450        159,977
Safeway, Inc. (b)............................               3,420        143,469
Target Corp..................................               3,430        149,720
The Gap, Inc.................................               7,430        104,837
Wal-Mart Stores, Inc.........................               5,590        312,256
                                                                      ----------
                                                                       1,102,626
                                                                      ----------


14 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR BALANCED FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


COMMON STOCKS, CONTINUED

                                                           SHARES      VALUE ($)
                                                          -------     ----------
TELECOMMUNICATIONS - 3.0%
AT&T Corp....................................               4,690         61,533
BellSouth Corp...............................               2,020         61,307
Cisco Systems, Inc. (b)......................               8,840        129,506
SBC Communications, Inc......................               3,370        104,672
Verizon Communications, Inc..................               3,150        126,347
                                                                      ----------
                                                                         483,365
                                                                      ----------
TOTAL COMMON STOCKS..........................                          9,595,510
                                                                      ----------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 23.0%
                                                        PRINCIPAL
                                                        AMOUNT ($)     VALUE ($)
                                                        ----------     ---------
FEDERAL FARM CREDIT BANK - 3.9%
6.30%, 12/20/10..............................             600,000        624,284
                                                                      ----------

FEDERAL NATIONAL MORTGAGE ASSOCIATION - 7.2%
7.00%, 1/1/31................................           1,132,234      1,169,016
                                                                      ----------

U.S. TREASURY BONDS - 2.5%
8.00%, 11/15/21..............................              75,000         94,960
6.13%, 11/15/27..............................             300,000        314,906
                                                                      ----------
                                                                         409,866
                                                                      ----------

U.S. TREASURY NOTES - 9.4%
3.00%, 1/31/04...............................           1,125,000      1,124,121
6.50%, 2/15/10...............................             350,000        383,647
                                                                      ----------
                                                                       1,507,768
                                                                      ----------
TOTAL U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS................................                          3,710,934
                                                                      ----------

CORPORATE OBLIGATIONS - 13.5%

                                                           SHARES      VALUE ($)
                                                        ---------     ----------
BANKING - 2.5%
Bank of America Corp., 5.25%, 2/1/07.........             400,000        399,591
                                                                      ----------

FINANCE - 11.0%
Countrywide Home Loan, 5.50%, 2/1/07.........             400,000        399,460
General Electric Capital Corp.,
  7.38%, 1/19/10.............................           1,000,000      1,082,033
General Motors Acceptance Corp.,
  6.13%, 9/15/06.............................             300,000        303,468
                                                                      ----------
                                                                       1,784,961
                                                                      ----------
TOTAL CORPORATE OBLIGATIONS..................                          2,184,552
                                                                      ----------

 INVESTMENT COMPANIES - 3.6%

Dreyfus Cash Management Fund.................             363,722        363,722
Provident Temp Fund..........................             220,691        220,691
                                                                      ----------
TOTAL INVESTMENT COMPANIES...................                            584,413
                                                                      ----------
TOTAL INVESTMENTS
  (COST $17,051,812) (A) - 99.4%.............                         16,075,409
                                                                      ==========


------------------
Percentages indicated are based on net assets of $16,169,532.

(a)  Cost differs from value by net unrealized depreciation as follows:
     Unrealized appreciation...................          $  462,058
     Unrealized depreciation...................          (1,438,465)
                                                         ----------
     Net unrealized depreciation...............          $ (976,403)
                                                         ==========

(b)  Represents non-income producing security.


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 15

                  HSBC INVESTOR EQUITY FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------

COMMON STOCKS - 97.4%
                                                           SHARES      VALUE ($)
                                                         --------     ----------
AEROSPACE & DEFENSE - 2.0%
General Dynamics Corp........................              35,750      3,470,968
Honeywell International, Inc.................              36,700      1,346,156
                                                                     -----------
                                                                       4,817,124
                                                                     -----------

AUTO MANUFACTURERS - 1.1%
General Motors Corp..........................              41,550      2,665,433
                                                                     -----------

BANKING & FINANCE - 17.2%
Bank One Corp................................             134,600      5,501,101
Citigroup, Inc...............................             244,274     10,577,063
Fannie Mae...................................              54,800      4,325,364
FleetBoston Financial Corp...................              63,600      2,245,080
Goldman Sachs Group, Inc.....................              23,100      1,819,125
Household International, Inc.................              62,250      3,628,553
J.P. Morgan Chase & Co.......................              50,400      1,769,040
MBNA Corp....................................             113,900      4,037,755
Merrill Lynch & Co...........................              19,400        813,636
Morgan Stanley Dean Witter & Co..............              49,800      2,376,456
Wells Fargo & Co.............................              70,650      3,613,748
                                                                     -----------
                                                                      40,706,921
                                                                     -----------

CHEMICALS - 1.0%
Dow Chemical Co..............................              71,100      2,260,980
                                                                     -----------

COMMERCIAL SERVICES - 1.4%
Cendant Corp. (b)............................             151,700      2,729,083
Concord EFS, Inc. (b)........................              18,400        581,880
                                                                     -----------
                                                                       3,310,963
                                                                     -----------

COMPUTER SOFTWARE - 3.4%
BEA Systems, Inc. (b)........................              19,950        213,864
First Data Corp..............................               3,500        278,215
Microsoft Corp. (b)..........................              95,900      5,011,734
Oracle Corp. (b).............................              35,300        354,412
PeopleSoft, Inc. (b).........................              27,600        639,492
Veritas Software Corp. (b)...................              49,800      1,411,332
                                                                     -----------
                                                                       7,909,049
                                                                     -----------

COMPUTERS - 3.0%
Dell Computer Corp. (b)......................              92,400      2,433,816
Electronic Data Systems Corp.................              42,550      2,308,763
International Business Machines Corp.........              26,900      2,253,144
                                                                     -----------
                                                                       6,995,723
                                                                     -----------

CONSUMER MANUFACTURING - 1.7%
Harley-Davidson, Inc.........................              57,500      3,046,925
SPX Corp. (b)................................               7,200        969,480
                                                                     -----------
                                                                       4,016,405
                                                                     -----------

CONSUMER PRODUCTS - 4.3%
Avon Products................................              10,300        575,255
Colgate-Palmolive Co.........................              41,800      2,215,818
Diageo PLC ADR...............................              72,650      3,839,552
Kimberly-Clark Corp..........................              46,400      3,021,568
Procter & Gamble Co..........................               6,125        552,843
                                                                     -----------
                                                                      10,205,036
                                                                     -----------


COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 3.2%
Danaher Corp.................................              19,200      1,374,336
General Electric Co..........................             161,400      5,092,170
Tyco International Ltd.......................              60,260      1,111,797
                                                                     -----------
                                                                       7,578,303
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 6.5%
Altera Corp. (b).............................              86,600      1,780,496
Flextronics International Ltd. (b)...........             130,040      1,801,054
Intel Corp...................................             155,800      4,457,438
Koninklijke (Royal) Philips Electronics
  NV ADR.....................................             129,931      4,029,160
Maxim Integrated Products, Inc. (b)..........              11,500        572,700
Micron Technology, Inc. (b)..................              35,200        834,240
Solectron Corp. (b)..........................             267,400      1,952,020
                                                                     -----------
                                                                      15,427,108
                                                                     -----------

FOREST PRODUCTS & PAPER - 1.3%
Weyerhaeuser Co..............................              51,000      3,040,110
                                                                     -----------

GAS & ELECTRIC UTILITY - 2.0%
American Electric Power Co., Inc.............              48,900      2,239,620
Entergy Corp.................................              53,500      2,482,400
                                                                     -----------
                                                                       4,722,020
                                                                     -----------

HEALTH CARE - 7.3%
Becton Dickinson & Co........................              26,400        981,288
Guidant Corp. (b)............................              43,200      1,624,320
HCA, Inc.....................................              83,300      3,980,907
Health Management Associates, Inc. (b).......              65,900      1,406,306
Johnson & Johnson............................              60,600      3,869,916
Medtronic, Inc...............................              49,800      2,225,562
Tenet Healthcare Corp. (b)...................              33,000      2,421,210
Wellpoint Health Networks (b)................               9,300        698,244
                                                                     -----------
                                                                      17,207,753
                                                                     -----------

INSURANCE - 5.7%
ACE Ltd......................................               6,700        291,584
American International Group.................              68,050      4,703,616
Loews Corp...................................              65,400      3,920,730
MetLife, Inc.................................             129,500      4,421,130
                                                                     -----------
                                                                      13,337,060
                                                                     -----------

MACHINERY & EQUIPMENT - 0.9%
Caterpillar, Inc.............................              38,950      2,127,449
                                                                     -----------

MEDIA - 6.2%
AOL Time Warner, Inc. (b)....................             111,000      2,111,220
Comcast Corp. (b)............................              98,550      2,636,213
Cox Communications, Inc. Class A (b).........              19,600        654,444
Gannett Co., Inc.............................              40,690      2,982,577
Liberty Media Corp. Class A (b)..............             347,100      3,713,969
News Corporation Ltd. ADR....................              43,022        953,368
Viacom, Inc. Class B (b).....................              34,700      1,634,370
                                                                     -----------
                                                                      14,686,161
                                                                     -----------

16 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR EQUITY FUND
                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
OIL & GAS - 4.1%
Baker Hughes, Inc............................              32,200      1,213,296
Conoco, Inc..................................              96,050      2,694,203
EnCana Corp..................................              48,627      1,529,319
Kerr-McGee Corp..............................              18,050      1,079,390
Phillips Petroleum Co........................              48,600      2,906,765
Total Fina Elf SA ADR........................               1,750        132,493
                                                                     -----------
                                                                       9,555,466
                                                                     -----------

PHARMACEUTICALS - 10.3%
Abbott Laboratories..........................              42,950      2,317,153
Amgen, Inc. (b)..............................              12,100        639,848
Biogen, Inc. (b).............................              30,206      1,313,055
Bristol-Myers Squibb Co......................              74,700      2,151,360
Cardinal Health, Inc.........................              62,450      4,324,662
Pfizer, Inc..................................             184,050      6,690,217
Schering-Plough Corp.........................             147,000      4,013,100
Wyeth........................................              48,300      2,753,100
                                                                     -----------
                                                                      24,202,495
                                                                     -----------

RETAIL - 9.6%
Home Depot, Inc..............................              99,300      4,604,541
Kohl's Corp. (b).............................              69,100      5,092,670
McDonald's Corp..............................             125,500      3,564,200
Sears, Roebuck & Co..........................              66,700      3,518,425
Target Corp..................................              75,900      3,313,035
Wal-Mart Stores, Inc.........................              30,250      1,689,765
Walgreen Co..................................              21,900        827,163
                                                                     -----------
                                                                      22,609,799
                                                                     -----------

COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
TELECOMMUNICATIONS - 5.0%
AT&T Wireless Services, Inc. (b).............             269,550      2,412,473
Cisco Systems, Inc. (b)......................             176,600      2,587,190
Hughes Electronics Corp. (b).................              93,800      1,405,124
Juniper Networks, Inc. (b)...................              32,200        325,542
Nokia Oyj ADR................................             107,750      1,752,015
Verizon Communications, Inc..................              81,546      3,270,810
                                                                     -----------
                                                                      11,753,154
                                                                     -----------

TRANSPORTATION - 0.2%
Union Pacific Corp...........................              10,100        573,680
                                                                     -----------
TOTAL COMMON STOCKS..........................                        229,708,192
                                                                     -----------

 INVESTMENT COMPANIES - 2.9%

Dreyfus Cash Management Fund.................           6,818,879      6,818,879
TOTAL INVESTMENT COMPANIES...................                          6,818,879
                                                                     -----------
TOTAL INVESTMENTS
  (COST $246,755,867) (A) - 100.3%...........                        236,527,071
                                                                     ===========


------------------
Percentages indicated are based on net assets of $235,835,031.

(a)  Cost differs from value by net unrealized depreciation as follows:
     Unrealized appreciation...................       $  17,780,466
     Unrealized depreciation...................         (28,009,262)
                                                      -------------
     Net unrealized depreciation...............       $ (10,228,796)
                                                      =============

(b)  Represents non-income producing security.

ADR - American Depositary Receipt


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 17

                  HSBC INVESTOR GROWTH AND INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------


COMMON STOCKS - 98.6%
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
AEROSPACE & DEFENSE - 1.4%
Raytheon Co..................................              72,100      3,049,830
                                                                     -----------

BANKING & FINANCE - 15.2%
American Express Co..........................              60,510      2,481,515
Bank of America Corp.........................              44,020      3,190,570
Bank of New York Co., Inc....................              84,990      3,109,784
Capital One Financial Corp...................              42,550      2,548,320
Citigroup, Inc...............................             147,930      6,405,368
Fannie Mae...................................              55,840      4,407,451
FleetBoston Financial Corp...................              74,330      2,623,849
Washington Mutual, Inc.......................             107,200      4,044,656
Wells Fargo & Co.............................              62,040      3,173,346
                                                                     -----------
                                                                      31,984,859
                                                                     -----------

CHEMICALS - 1.3%
Dow Chemical Co..............................              84,010      2,671,518
                                                                     -----------

COMPUTER SOFTWARE - 7.0%
First Data Corp..............................              36,880      2,931,591
Microsoft Corp. (b)..........................             175,290      9,160,656
Oracle Corp. (b).............................             279,100      2,802,164
                                                                     -----------
                                                                      14,894,411
                                                                     -----------

COMPUTERS - 3.3%
Dell Computer Corp. (b)......................              80,380      2,117,209
International Business Machines Corp.........              25,200      2,110,752
Sun Microsystems, Inc. (b)...................             341,690      2,795,024
                                                                     -----------
                                                                       7,022,985
                                                                     -----------

CONSUMER MANUFACTURING - 1.5%
Mattel, Inc..................................             156,600      3,232,224
                                                                     -----------

CONSUMER PRODUCTS - 7.8%
Anheuser-Busch Cos., Inc.....................              49,500      2,623,500
Coca-Cola Co.................................              69,900      3,880,149
Kimberly-Clark Corp..........................              35,300      2,298,736
PepsiCo, Inc.................................              63,000      3,269,700
Philip Morris Cos., Inc......................              81,000      4,408,830
                                                                     -----------
                                                                      16,480,915
                                                                     -----------

DIVERSIFIED MANUFACTURING OPERATIONS - 7.2%
3M Co........................................              22,410      2,819,178
General Electric Co..........................             211,130      6,661,152
Honeywell International, Inc.................             103,390      3,792,345
ITT Industries, Inc..........................              29,500      2,060,870
                                                                     -----------
                                                                      15,333,545
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 5.1%
Applied Materials, Inc. (b)..................              57,940      1,409,101
Emerson Electric Co..........................              26,270      1,402,555
Intel Corp...................................             225,040      6,438,394
Texas Instruments, Inc.......................              53,250      1,647,023
                                                                     -----------
                                                                      10,897,073
                                                                     -----------

GAS & ELECTRIC UTILITY - 2.7%
Duke Energy Corp.............................              49,910      1,913,050
Dynegy, Inc..................................              87,500      1,575,000
Southern Co..................................              81,740      2,317,329
                                                                     -----------
                                                                       5,805,379
                                                                     -----------



COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
HEALTH CARE - 4.9%
Healthsouth Corp. (b)........................             236,030      3,564,053
Johnson & Johnson............................              72,800      4,649,008
Medtronic, Inc...............................              48,600      2,171,934
                                                                     -----------
                                                                      10,384,995
                                                                     -----------

HOTELS & MOTELS - 1.3%
Starwood Hotels & Resorts Worldwide..........              72,600      2,744,280
                                                                     -----------

INSURANCE - 3.5%
American International Group.................              77,810      5,378,227
Marsh & McLennan Cos., Inc...................              20,420      2,064,054
                                                                     -----------
                                                                       7,442,281
                                                                     -----------

MEDIA - 1.3%
AOL Time Warner, Inc. (b)....................             140,300      2,668,506
                                                                     -----------

METALS & MINING - 0.8%
Alcoa, Inc...................................              51,460      1,751,184
                                                                     -----------

OIL & GAS - 6.6%
ChevronTexaco Corp...........................              54,790      4,750,841
Exxon Mobil Corp.............................             180,300      7,242,651
Occidental Petroleum Corp....................              69,080      1,986,050
                                                                     -----------
                                                                      13,979,542
                                                                     -----------

PAPER & FOREST PRODUCTS - 0.8%
International Paper Co.......................              38,730      1,604,584
                                                                     -----------

PHARMACEUTICALS - 10.6%
Amgen, Inc. (b)..............................              50,200      2,654,576
Cardinal Health, Inc.........................              64,730      4,482,553
Caremark Rx, Inc. (b)........................             150,530      3,236,395
Merck & Co., Inc.............................              58,900      3,200,626
Pfizer, Inc..................................             157,650      5,730,577
Wyeth........................................              53,780      3,065,460
                                                                     -----------
                                                                      22,370,187
                                                                     -----------

RETAIL - 11.2%
Best Buy Company, Inc. (b)...................              33,000      2,453,550
Costco Wholesale Corp. (b)...................              65,100      2,617,020
Home Depot, Inc..............................              73,550      3,410,514
Safeway, Inc. (b)............................              72,300      3,032,985
Target Corp..................................              74,600      3,256,290
The Gap, Inc.................................             162,800      2,297,108
Wal-Mart Stores, Inc.........................             121,300      6,775,818
                                                                     -----------
                                                                      23,843,285
                                                                     -----------

TELECOMMUNICATIONS - 5.1%
AT&T Corp....................................             120,870      1,585,814
BellSouth Corp...............................              45,110      1,369,089
Cisco Systems, Inc. (b)......................             197,580      2,894,547
SBC Communications, Inc......................              69,800      2,167,988
Verizon Communications, Inc..................              70,420      2,824,546
                                                                     -----------
                                                                      10,841,984
                                                                     -----------
TOTAL COMMON STOCKS..........................                        209,003,567
                                                                     -----------



18 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR GROWTH AND INCOME FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


INVESTMENT COMPANIES - 1.4%
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
Dreyfus Cash Management Fund.................           2,987,488      2,987,488
                                                                     -----------
TOTAL INVESTMENT COMPANIES...................                          2,987,488
                                                                     -----------
TOTAL INVESTMENTS
  (COST $198,949,924) (A) - 100.0%...........                        211,991,055
                                                                     ===========

------------------
Percentages indicated are based on net assets of $211,997,570.

(a) Cost differs from value by net unrealized appreciation of securities as follows:
     Unrealized appreciation...................        $ 27,884,150
     Unrealized depreciation...................         (14,843,019)
                                                       ------------
     Net unrealized appreciation...............        $ 13,041,131
                                                       ============

(b)  Represents non-income producing security.


Written call options open at April 30, 2002:
                                                            SHARES
                                 EXPIRATION    EXERCISE    SUBJECT
   DESCRIPTION                      DATE         PRICE      TO CALL   VALUE ($)
   -----------                   ----------    --------    --------   ---------
Applied Materials, Inc. ......      July        27.50       50,000      (62,500)
                                                                      ---------
Total (premiums received
  $118,373)...................                                          (62,500)
                                                                      =========


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 19

                  HSBC INVESTOR MID-CAP FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------

COMMON STOCKS - 99.1%
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
BANKING & FINANCE - 8.1%
Astoria Financial Corp.......................              58,400      1,874,056
Legg Mason, Inc..............................              32,000      1,607,680
Lehman Brothers Holdings, Inc................              45,000      2,655,000
M&T Bank Corp................................              18,000      1,536,840
New York Community Bancorp, Inc..............              55,000      1,631,300
North Fork Bancorporation, Inc...............              25,000        965,500
TCF Financial Corp...........................              45,000      2,342,250
                                                                     -----------
                                                                      12,612,626
                                                                     -----------

CHEMICALS - 0.9%
Eastman Chemical Co..........................              30,000      1,323,000
                                                                     -----------

COMMERCIAL SERVICES - 3.2%
Cendant Corp. (b)............................             135,000      2,428,650
Concord EFS, Inc. (b)........................              80,000      2,529,912
                                                                     -----------
                                                                       4,958,562
                                                                     -----------

COMPUTER SERVICES - 6.2%
Affiliated Computer Services, Inc. (b).......              60,000      3,244,200
DST Systems, Inc. (b)........................              40,000      1,976,800
Factset Research Systems, Inc................              50,000      1,741,500
Sungard Data Systems, Inc. (b)...............              90,000      2,678,400
                                                                     -----------
                                                                       9,640,900
                                                                     -----------

COMPUTER SOFTWARE - 6.2%
Activision, Inc. (b).........................              70,000      2,203,600
Cadence Design Systems, Inc. (b).............              70,000      1,433,600
Electronic Arts, Inc. (b)....................              20,000      1,181,000
Network Associates, Inc. (b).................              60,000      1,065,000
Symantec Corp. (b)...........................              50,000      1,770,500
Tech Data Corp. (b)..........................              40,000      1,893,600
                                                                     -----------
                                                                       9,547,300
                                                                     -----------

COMPUTERS - 1.3%
Sun Microsystems, Inc. (b)...................             250,000      2,045,000
                                                                     -----------

CONSUMER MANUFACTURING - 6.6%
American Power Conversion Corp. (b)..........             100,000      1,285,000
Black & Decker Corp..........................              50,000      2,434,000
Harley-Davidson, Inc.........................              40,000      2,119,600
Mattel, Inc..................................             165,000      3,405,600
SPX Corp. (b)................................               7,000        942,550
                                                                     -----------
                                                                      10,186,750
                                                                     -----------

CONSUMER PRODUCTS - 3.7%
Estee Lauder Companies, Inc., Class A .......              55,000      1,988,250
RJ Reynolds Tobacco Holdings, Inc............              55,000      3,806,000
                                                                     -----------
                                                                       5,794,250
                                                                     -----------

DIVERSIFIED OPERATIONS - 1.3%
Textron, Inc.................................              40,000      1,967,200
                                                                     -----------

 COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS - 8.8%
Atmel Corp. (b)..............................             120,000      1,080,000
Avnet, Inc...................................              65,000      1,665,300
Cymer, Inc. (b)..............................              20,000        945,400
Cypress Semiconductor Corp. (b)..............              85,000      1,892,950
Jabil Circuit, Inc. (b)......................              70,000      1,428,700
Johnson Controls, Inc........................              20,000      1,725,000
Micron Technology, Inc. (b)..................             100,000      2,370,000
Vishay Intertechnology, Inc. (b).............             116,000      2,550,840
                                                                     -----------
                                                                      13,658,190
                                                                     -----------

GAS & ELECTRIC UTILITY - 1.6%
Southern Co..................................              90,000      2,551,500
                                                                     -----------

HEALTH CARE - 8.8%
Cytyc Corp. (b)..............................              57,500        903,325
DENTSPLY International, Inc..................              65,000      2,578,550
Healthsouth Corp. (b)........................             330,000      4,983,000
Laboratory Corp. of America Holdings (b).....              52,500      5,208,000
                                                                     -----------
                                                                      13,672,875
                                                                     -----------

INSURANCE - 4.2%
Fidelity National Financial, Inc.............              75,000      2,313,750
Radian Group, Inc............................              40,000      2,076,000
Willis Group Holdings Ltd. (b)...............              75,000      2,193,750
                                                                     -----------
                                                                       6,583,500
                                                                     -----------

MEDIA - 2.7%
Scholastic Corp. (b).........................              55,000      2,790,150
Westwood One, Inc. (b).......................              40,000      1,440,000
                                                                     -----------
                                                                       4,230,150
                                                                     -----------

MEDICAL - 3.2%
Forest Laboratories, Inc., Class A (b).......              20,000      1,542,800
Given Imaging Ltd. (b).......................              85,000      1,177,250
Medimmune, Inc. (b)..........................              50,000      1,670,000
Possis Medical, Inc. (b).....................              40,000        626,800
                                                                     -----------
                                                                       5,016,850
                                                                     -----------

OIL & GAS - 5.6%
Kerr-McGee Corp..............................              38,000      2,272,400
Occidental Petroleum Corp....................              60,000      1,725,000
Valero Energy Corp...........................              44,000      1,899,040
Weatherford International, Inc. (b)..........              55,000      2,742,850
                                                                     -----------
                                                                       8,639,290
                                                                     -----------

PHARMACEUTICALS - 10.9%
Amerisourcebergen Corp.......................              60,000      4,650,000
Caremark Rx, Inc. (b)........................             175,000      3,762,500
Cephalon, Inc. (b)...........................              20,000      1,172,800
Genzyme Corp. (b)............................              30,000      1,228,200
Gilead Sciences, Inc. (b)....................              35,000      1,089,200
IDEC Pharmaceuticals Corp. (b)...............              35,000      1,923,250
King Pharmaceuticals, Inc. (b)...............              75,000      2,350,500
Millennium Pharmaceuticals, Inc. (b).........              30,000        598,800
                                                                     -----------
                                                                      16,775,250
                                                                     -----------

20 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR MID-CAP FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
RESTAURANTS - 1.1%
Brinker International, Inc. (b)..............              50,000      1,722,000
                                                                     -----------

RETAIL - 13.1%
Abercrombie & Fitch Co. (b)..................              55,000      1,650,000
Barnes & Noble, Inc. (b).....................              70,000      2,115,400
Best Buy Co., Inc. (b).......................              30,000      2,230,500
BJ's Wholesale Club, Inc. (b)................              50,000      2,231,500
Chico's FAS, Inc. (b)........................              80,000      2,886,400
CVS Corp.....................................              50,000      1,674,000
Gamestop Corp., Class A (b)..................              80,000      1,524,000
Office Depot, Inc. (b).......................             125,000      2,392,500
Petco Animal Supplies, Inc. (b)..............              62,000      1,488,000
The Gap, Inc.................................             140,000      1,975,400
                                                                     -----------
                                                                      20,167,700
                                                                     -----------

 COMMON STOCKS, CONTINUED
                                                           SHARES      VALUE ($)
                                                        ---------    -----------
TELECOMMUNICATIONS - 1.6%
Adelphia Business Solutions, Inc. (b)........              19,923            797
Amdocs Ltd. (b)..............................              50,000      1,086,500
Scientific-Atlanta, Inc......................              70,000      1,400,000
                                                                     -----------
                                                                       2,487,297
                                                                     -----------
TOTAL COMMON STOCKS..........................                        153,580,190
                                                                     -----------
TOTAL INVESTMENTS
  (COST $136,910,309) (A) - 99.1%............                        153,580,190
                                                                     ===========

------------------
Percentages indicated are based on net assets of $154,987,163.

(a)  Cost differs from value by net unrealized appreciation as follows:
     Unrealized appreciation...................        $ 22,995,689
     Unrealized depreciation...................          (6,325,808)
                                                       ------------
     Net unrealized appreciation...............        $ 16,669,881
                                                       ============
(b)  Represents non-income producing security.




  See notes to financial statements.            HSBC INVESTOR FAMILY OF FUNDS 21

HSBC INVESTOR FAMILY OF FUNDS
                STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2002 (UNAUDITED)
                ----------------------------------------------------------------


                                                                       LIMITED             FIXED
                                                                      MATURITY            INCOME             BOND
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                                             $84,352,259      $307,044,989       $14,772,403
   Cash                                                                       --                --                --
   Interest and dividends receivable                                          --                --                --
   Receivable for capital shares issued                                   27,176            18,200            51,300
   Receivable for investments sold                                            --                --                --
   Receivable from Investment Adviser                                         --                --             3,573
   Prepaid expenses                                                       14,424             5,873            12,426
                                                                     -----------      ------------       -----------
   TOTAL ASSETS                                                       84,393,859       307,069,062        14,839,702
                                                                     -----------      ------------       -----------

LIABILITIES:
   Dividends payable                                                     168,296           721,454            28,650
   Payable for investments purchased                                          --                --                --
   Payable for capital shares redeemed                                        --            62,792           133,628
   Accrued expenses and other liabilities:
      Investment management                                                   --                --                --
      Administration                                                       2,679            10,088               469
      Distribution                                                         2,120                --             2,865
      Shareholder servicing                                                  890                --             2,900
      Other                                                                7,957            14,884             3,756
                                                                     -----------      ------------       -----------
   TOTAL LIABILITIES                                                     181,942           809,218           172,268
                                                                     -----------      ------------       -----------

NET ASSETS                                                           $84,211,917      $306,259,844       $14,667,434
                                                                     ===========      ============       ===========
.....................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                           $84,320,469      $306,060,023       $14,929,333
   Accumulated (dividends in excess of) net investment income            (21,240)         (361,496)          (24,071)
   Accumulated net realized losses from investment and
      futures transactions                                               (34,471)       (1,328,465)         (298,514)
   Unrealized appreciation (depreciation) from investments
      and futures                                                        (52,841)        1,889,782            60,686
                                                                     -----------      ------------       -----------
NET ASSETS                                                           $84,211,917      $306,259,844       $14,667,434
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS A (INVESTOR) SHARES
   Net Assets                                                        $ 1,152,844      $         --       $ 9,407,462
   Shares Outstanding                                                    113,511                --           922,058
   Net Asset Value and Redemption Price per share                    $     10.16      $         --       $     10.20
                                                                     ===========      ============       ===========
   Maximum sales charge                                                     4.75%               --              4.75%
                                                                     ===========      ============       ===========
   Maximum Offering Price per share (Net Asset Value/(100%-maximum
      sales charge))                                                 $     10.67      $         --       $     10.71
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS B SHARES
   Net Assets                                                        $ 2,427,453      $         --       $ 4,401,607
   Shares Outstanding                                                    238,702                --           431,166
   Net Asset Value, Offering Price and Redemption Price per share*   $     10.17      $         --       $     10.21
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS C SHARES
   Net Assets                                                        $ 1,106,582      $         --       $   858,365
   Shares Outstanding                                                    108,879                --            84,167
   Net Asset Value, Offering Price and Redemption Price per share*   $     10.16      $         --       $     10.20
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS Y SHARES
   Net Assets                                                        $79,525,038      $         --       $        --
   Shares Outstanding                                                  7,819,699                --                --
   Net Asset Value, Offering Price and Redemption Price per share    $     10.17      $         --       $        --
                                                                     ===========      ============       ===========
.....................................................................................................................
ADVISOR SHARES
   Net Assets                                                        $        --      $306,259,844       $        --
   Shares Outstanding                                                         --        29,315,656                --
   Net Asset Value, Offering Price and Redemption Price per share    $        --      $      10.45       $        --
                                                                     ===========      ============       ===========
   Investments, at cost                                              $        --      $         --       $        --
                                                                     ===========      ============       ===========


------------------
*Redemption Price per share varies by length of time shares are held.

22 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


                HSBC INVESTOR FAMILY OF FUNDS
                STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                      NEW YORK
                                                                      TAX-FREE           BALANCED           EQUITY
                                                                      BOND FUND            FUND              FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                                             $45,857,573       $16,075,409      $236,527,071
   Cash                                                                       --                --            38,662
   Interest and dividends receivable                                     514,466            86,045           177,136
   Receivable for capital shares issued                                  129,219             7,689           119,220
   Receivable for investments sold                                            --                --           907,316
   Receivable from Investment Adviser                                         --                --                --
   Prepaid expenses                                                        4,790            15,167            19,720
                                                                     -----------       -----------      ------------
   TOTAL ASSETS                                                       46,506,048        16,184,310       237,789,125
                                                                     -----------       -----------      ------------

LIABILITIES:
   Dividends payable                                                      60,489                --                --
   Payable for investments purchased                                     211,371                --         1,475,562
   Payable for capital shares redeemed                                    30,600                --           317,896
   Accrued expenses and other liabilities:
      Investment management                                               11,672               139            77,766
      Administration                                                       3,049             1,120            16,928
      Distribution                                                         6,517               933             1,705
      Shareholder servicing                                                5,258               338             4,139
      Other                                                                4,746            12,248            60,098
                                                                     -----------       -----------      ------------
   TOTAL LIABILITIES                                                     333,702            14,778         1,954,094
                                                                     -----------       -----------      ------------

NET ASSETS                                                           $46,172,346       $16,169,532      $235,835,031
                                                                     ===========       ===========      ============
.....................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                           $45,069,230       $19,272,058      $256,577,577
   Accumulated (dividends in excess of) net investment income                 --            90,100           127,873
   Accumulated net realized losses from investment and
      futures transactions                                              (463,618)       (2,216,223)      (10,641,623)
   Unrealized appreciation (depreciation) from investments
      and futures                                                      1,566,734          (976,403)      (10,228,796)
                                                                     -----------       -----------      ------------
NET ASSETS                                                           $46,172,346       $16,169,532      $235,835,031
                                                                     ===========       ===========      ============
.....................................................................................................................
CLASS A (INVESTOR) SHARES
   Net Assets                                                        $15,478,572       $   418,374      $ 16,755,143
   Shares Outstanding                                                  1,433,028            50,284         1,298,006
   Net Asset Value and Redemption Price per share                    $     10.80       $      8.32      $      12.91
                                                                     ===========       ===========      ============
   Maximum sales charge                                                     4.75%             5.00%             5.00%
                                                                     ===========       ===========      ============
   Maximum Offering Price per share (Net Asset Value/(100%-maximum
      sales charge))                                                 $     11.34       $      8.76      $      13.59
                                                                     ===========       ===========      ============
.....................................................................................................................
CLASS B SHARES
   Net Assets                                                        $ 9,317,272       $ 1,169,502      $  1,958,681
   Shares Outstanding                                                    863,441           140,906           155,086
   Net Asset Value, Offering Price and Redemption Price per share*   $     10.79       $      8.30      $      12.63
                                                                     ===========       ===========      ============
.....................................................................................................................
CLASS C SHARES
   Net Assets                                                        $ 1,744,298       $   105,774      $    776,444
   Shares Outstanding                                                    161,013            12,724            61,155
   Net Asset Value, Offering Price and Redemption Price per share*   $     10.83       $      8.31      $      12.70
                                                                     ===========       ===========      ============
.....................................................................................................................
CLASS Y SHARES
   Net Assets                                                        $19,632,204       $14,475,882      $216,344,763
   Shares Outstanding                                                  1,817,494         1,727,665        16,760,506
   Net Asset Value, Offering Price and Redemption Price per share    $     10.80       $      8.38      $      12.91
                                                                     ===========       ===========      ============
.....................................................................................................................
ADVISOR SHARES
   Net Assets                                                        $        --       $        --      $         --
   Shares Outstanding                                                         --                --                --
   Net Asset Value, Offering Price and Redemption Price per share    $        --       $        --      $         --
                                                                     ===========       ===========      ============
   Investments, at cost                                              $44,290,839       $17,051,812      $246,755,867
                                                                     ===========       ===========      ============

------------------
*Redemption Price per share varies by length of time shares are held.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 23


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2002
                  (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

                                                                     GROWTH AND                         INTERNATIONAL
                                                                       INCOME             MID-CAP           EQUITY
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                                            $211,991,055      $153,580,190      $244,210,014
   Interest and dividends receivable                                     153,439            20,962                --
   Receivable for capital shares issued                                   20,837            19,489            12,916
   Receivable for investments sold                                            --         5,415,390                --
   Receivable from Investment Adviser                                         --                --                --
   Tax reclaims receivable                                                    --                --           328,443
   Prepaid expenses                                                       23,954            19,689            12,266
                                                                    ------------      ------------      ------------
   TOTAL ASSETS                                                      212,189,285       159,055,720       244,563,639
                                                                    ------------      ------------      ------------

LIABILITIES:
   Call options written, at value (premiums received $118,373)            62,500                --                --
   Payable to custodian                                                       --         2,362,970                --
   Payable for investments purchased                                          --         1,611,249                --
   Payable for capital shares redeemed                                     2,842             1,540            44,119
   Accrued expenses and other liabilities:
      Investment management                                               99,193            74,701                --
      Administration                                                      18,016            11,209             8,644
      Distribution                                                           717             3,361                --
      Shareholder servicing                                                  671             1,381                --
      Other                                                                7,776             2,146            17,735
                                                                    ------------      ------------      ------------
   TOTAL LIABILITIES                                                     191,715         4,068,557            70,498
                                                                    ------------      ------------      ------------

NET ASSETS                                                          $211,997,570      $154,987,163      $244,493,141
                                                                    ============      ============      ============
.....................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                          $230,578,921      $159,074,762      $247,682,135
   Accumulated (dividends in excess of) net investment income            297,042          (123,886)          (78,046)
   Accumulated net realized losses from investment, option and
      foreign currency transactions                                  (31,975,397)      (20,633,594)       (4,149,703)
   Unrealized appreciation (depreciation) from investments,
      options and foreign currencies                                  13,097,004        16,669,881         1,038,755
                                                                    ------------      ------------      ------------
NET ASSETS                                                          $211,997,570      $154,987,163      $244,493,141
                                                                    ============      ============      ============
.....................................................................................................................
CLASS A (INVESTOR) SHARES
   Net Assets                                                       $  2,140,013      $  1,289,741      $         --
   Shares Outstanding                                                    245,364           157,083                --
   Net Asset Value and Redemption Price per share                   $       8.72      $       8.21      $         --
                                                                    ============      ============      ============
   Maximum sales charge                                                     5.00%             5.00%               --
                                                                    ============      ============      ============
   Maximum Offering Price per share (Net Asset Value/(100%-maximum
      sales charge))                                                $       9.18      $       8.64      $         --
                                                                    ============      ============      ============
.....................................................................................................................
CLASS B SHARES
   Net Assets                                                       $  1,143,922      $  5,515,068      $         --
   Shares Outstanding                                                    131,870           681,144                --
   Net Asset Value, Offering Price and Redemption Price per share*  $       8.67      $       8.10      $         --
                                                                    ============      ============      ============
.....................................................................................................................
CLASS C SHARES
   Net Assets                                                       $          9**    $     27,955      $         --
   Shares Outstanding                                                          1             3,451                --
   Net Asset Value, Offering Price and Redemption Price per share*  $       8.67***   $       8.10      $         --
                                                                    ============      ============      ============
.....................................................................................................................
CLASS Y SHARES
   Net Assets                                                       $208,713,626      $         --      $         --
   Shares Outstanding                                                 23,879,435                --                --
   Net Asset Value, Offering Price and Redemption Price per share   $       8.74      $         --      $         --
                                                                    ============      ============      ============
.....................................................................................................................
ADVISOR SHARES
   Net Assets                                                       $         --      $         --      $244,493,141
   Shares Outstanding                                                         --                --        18,304,714
   Net Asset Value, Offering Price and Redemption Price per share   $         --      $         --      $      13.36
                                                                    ============      ============      ============
.....................................................................................................................
TRUST SHARES
   Net Assets                                                       $         --      $148,154,399      $         --
   Shares Outstanding                                                         --        17,986,936                --
   Net Asset Value, Offering Price and Redemption Price per share   $         --      $       8.24      $         --
                                                                    ============      ============      ============
   Investments, at cost                                             $198,949,924      $136,910,309      $         --
                                                                    ============      ============      ============

------------------
  *  Redemption Price per share varies by length of time shares are held.

 ** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of April 30, 2002 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.


24 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF ASSETS AND LIABILITIES--APRIL 30, 2002
                  (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


                                                                      OVERSEAS          SMALL CAP
                                                                       EQUITY             EQUITY          OPPORTUNITY
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                                             $10,781,185      $234,488,265       $17,046,360
   Interest and dividends receivable                                          --                --                --
   Receivable for capital shares issued                                   67,093             5,284            49,991
   Receivable for investments sold                                            --                --                --
   Receivable from Investment Adviser                                      1,403                --             3,632
   Tax reclaims receivable                                                14,399                --                --
   Prepaid expenses                                                       12,638            15,083            12,919
                                                                     -----------      ------------       -----------
   TOTAL ASSETS                                                       10,876,718       234,508,632        17,112,902
                                                                     -----------      ------------       -----------

LIABILITIES:
   Call options written, at value (premiums received $118,373)                --                --                --
   Payable to custodian                                                       --                --                --
   Payable for investments purchased                                          --                --                --
   Payable for capital shares redeemed                                    48,202            17,800            19,750
   Accrued expenses and other liabilities:
      Investment management                                                   --                --                --
      Administration                                                         370             8,513               617
      Distribution                                                           698                --             1,024
      Shareholder servicing                                                2,192                --             3,585
      Other                                                                9,963            23,265             6,735
                                                                     -----------      ------------       -----------
   TOTAL LIABILITIES                                                      61,425            49,578            31,711
                                                                     -----------      ------------       -----------

NET ASSETS                                                           $10,815,293      $234,459,054       $17,081,191
                                                                     ===========      ============       ===========
.....................................................................................................................
COMPOSITION OF NET ASSETS:
   Capital                                                           $10,833,354      $248,751,423       $17,755,475
   Accumulated (dividends in excess of) net investment income            (45,191)       (1,023,654)         (132,581)
   Accumulated net realized losses from investment, option and
      foreign currency transactions                                      (10,899)      (12,440,795)         (520,289)
   Unrealized appreciation (depreciation) from investments,
      options and foreign currencies                                      38,029          (827,920)          (21,414)
                                                                     -----------      ------------       -----------
NET ASSETS                                                           $10,815,293      $234,459,054       $17,081,191
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS A (INVESTOR) SHARES
   Net Assets                                                        $10,123,879      $         --       $13,853,854
   Shares Outstanding                                                    835,211                --         1,322,125
   Net Asset Value and Redemption Price per share                    $     12.12      $         --       $     10.48
                                                                     ===========      ============       ===========
   Maximum sales charge                                                     5.00%               --              5.00%
                                                                     ===========      ============       ===========
   Maximum Offering Price per share (Net Asset Value/(100%-maximum
      sales charge))                                                 $     12.76      $         --       $     11.03
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS B SHARES
   Net Assets                                                        $   544,481      $         --       $ 2,808,492
   Shares Outstanding                                                     46,192                --           278,575
   Net Asset Value, Offering Price and Redemption Price per share*   $     11.79      $         --       $     10.08
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS C SHARES
   Net Assets                                                        $   146,933      $         --       $   418,845
   Shares Outstanding                                                     12,308                --            41,191
   Net Asset Value, Offering Price and Redemption Price per share*   $     11.94      $         --       $     10.17
                                                                     ===========      ============       ===========
.....................................................................................................................
CLASS Y SHARES
   Net Assets                                                        $        --      $         --       $        --
   Shares Outstanding                                                         --                --                --
   Net Asset Value, Offering Price and Redemption Price per share    $        --      $         --       $        --
                                                                     ===========      ============       ===========
.....................................................................................................................
ADVISOR SHARES
   Net Assets                                                        $        --      $234,459,054       $        --
   Shares Outstanding                                                         --        18,934,964                --
   Net Asset Value, Offering Price and Redemption Price per share    $        --      $      12.38       $        --
                                                                     ===========      ============       ===========
.....................................................................................................................
TRUST SHARES
   Net Assets                                                        $        --      $         --       $        --
   Shares Outstanding                                                         --                --                --
   Net Asset Value, Offering Price and Redemption Price per share    $        --      $         --       $        --
                                                                     ===========      ============       ===========
   Investments, at cost                                              $        --      $         --       $        --
                                                                     ===========      ============       ===========

------------------
  *  Redemption Price per share varies by length of time shares are held.

 ** Net assets of the Growth and Income Fund Class C Shares represent seed money only. As of April 30, 2002 the class has not commenced operations.

*** Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 25


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED
                  APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------

                                                                       LIMITED             FIXED
                                                                      MATURITY            INCOME             BOND
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                           $       --       $        --        $       --
   Dividend                                                                   --                --                --
   Investment income from portfolio                                    2,006,072         5,363,082           329,865
   Expenses from portfolio                                              (189,616)         (449,603)          (28,052)
                                                                      ----------       -----------        ----------
   TOTAL INVESTMENT INCOME                                             1,816,456         4,913,479           301,813
                                                                      ----------       -----------        ----------
.....................................................................................................................
EXPENSES:
   Investment management                                                      --                --                --
   Administration                                                         14,238            33,838             2,119
   Distribution:
      Class B Shares                                                       5,328                --             9,235
      Class C Shares                                                       1,137                --             2,442
   Shareholder servicing:
      Class A (Investor) Shares                                            1,304                --             9,983
      Class B Shares                                                       1,776                --             3,078
      Class C Shares                                                         379                --               814
   Accounting                                                             17,582             4,467            13,400
   Custodian                                                                  --                --                --
   Registration                                                           12,209             3,373             7,314
   Transfer agent                                                         24,636            12,935            22,799
   Trustee                                                                   423             1,102                70
   Other                                                                   5,786            19,680             1,848
                                                                      ----------       -----------        ----------
      Total expenses before fee reductions                                84,798            75,395            73,102
      Fees reduced by Investment Adviser                                      --                --           (28,427)
                                                                      ----------       -----------        ----------
      NET EXPENSES                                                        84,798            75,395            44,675
                                                                      ----------       -----------        ----------
.....................................................................................................................
NET INVESTMENT INCOME                                                  1,731,658         4,838,084           257,138
                                                                      ----------       -----------        ----------
.....................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment and
   futures transactions                                                  (34,471)        2,135,212           (47,507)
Change in unrealized appreciation/depreciation from investments
   and futures                                                        (2,623,414)       (5,782,926)         (266,307)
                                                                      ----------       -----------        ----------
.....................................................................................................................
Net realized/unrealized gains (losses) from investment and
   futures transactions                                               (2,657,885)       (3,647,714)         (313,814)
                                                                      ----------       -----------        ----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $ (926,227)      $ 1,190,370        $  (56,676)
                                                                      ==========       ===========        ==========


26 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED
                  APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------

                                                                      NEW YORK
                                                                      TAX-FREE           BALANCED           EQUITY
                                                                      BOND FUND            FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                           $  887,214        $  168,052       $    13,331
   Dividend                                                                9,447            64,490           992,734
   Investment income from portfolio                                           --                --                --
   Expenses from portfolio                                                    --                --                --
                                                                      ----------        ----------       -----------
   TOTAL INVESTMENT INCOME                                               896,661           232,542         1,006,065
                                                                      ----------        ----------       -----------
.....................................................................................................................
EXPENSES:
   Investment management                                                  49,145            44,792           403,701
   Administration                                                         15,024             6,227            66,257
   Distribution:
      Class B Shares                                                      26,900             3,136             6,178
      Class C Shares                                                       5,529               404             3,040
   Shareholder servicing:
      Class A (Investor) Shares                                           18,225               447            21,428
      Class B Shares                                                       8,967             1,045             2,059
      Class C Shares                                                       1,834               134             1,013
   Accounting                                                             31,378            29,308            40,531
   Custodian                                                               6,646             5,966            38,241
   Registration                                                            2,443            11,079             9,261
   Transfer agent                                                         29,302            28,205            38,499
   Trustee                                                                   361               162             1,539
   Other                                                                   7,791             7,179            30,033
                                                                      ----------        ----------       -----------
      Total expenses before fee reductions                               203,545           138,084           661,780
      Fees reduced by Investment Adviser                                  (4,477)          (55,551)               --
                                                                      ----------        ----------       -----------
      NET EXPENSES                                                       199,068            82,533           661,780
                                                                      ----------        ----------       -----------
.....................................................................................................................
NET INVESTMENT INCOME                                                    697,593           150,009           344,285
                                                                      ----------        ----------       -----------
.....................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS AND FUTURES:
Net realized gains (losses) from investment and futures transactions     160,971          (792,796)       (2,480,839)
Change in unrealized appreciation/depreciation from investments
   and futures                                                          (587,185)          366,759        (5,441,405)
                                                                      ----------        ----------       -----------
.....................................................................................................................
Net realized/unrealized gains (losses) from investment and
   futures transactions                                                 (426,214)         (426,037)       (7,922,244)
                                                                      ----------        ----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 271,379         $(276,028)      $(7,577,959)
                                                                      ==========        ==========       ===========


See notes to financial statements.             HSBC INVESTOR FAMILY OF FUNDS 27


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED
                  APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

                                                                     GROWTH AND                         INTERNATIONAL
                                                                       INCOME             MID-CAP           EQUITY
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                          $        --       $        --       $        --
   Dividend                                                            1,418,402           510,104                --
   Investment income from portfolio                                           --                --         1,533,488
   Tax reclaims                                                               --                --           185,535
   Foreign tax withholding from portfolio                                     --                --          (263,377)
   Expenses from portfolio                                                    --                --          (940,470)
                                                                     -----------       -----------       -----------
   TOTAL INVESTMENT INCOME                                             1,418,402           510,104           515,176
                                                                     -----------       -----------       -----------
.....................................................................................................................
EXPENSES:
   Investment management                                                 621,468           427,183                --
   Administration                                                         86,404            59,347            40,031
   Distribution:
      Class B Shares                                                       2,461            17,117                --
      Class C Shares                                                          --                86                --
   Shareholder servicing:
      Class A (Investor) Shares                                            2,653             1,358                --
      Class B Shares                                                         820             5,706                --
      Class C Shares                                                          --                29                --
   Accounting                                                             29,487            30,141             4,467
   Custodian                                                              30,127            18,001                --
   Registration                                                           13,802             9,653            10,349
   Transfer agent                                                         28,861            40,360            15,524
   Trustee                                                                 2,167             1,359             1,347
   Other                                                                  39,843            23,650            24,887
                                                                     -----------       -----------       -----------
      Total expenses before fee reductions                               858,093           633,990            96,605
      Fees reduced by Investment Adviser                                      --                --                --
                                                                     -----------       -----------       -----------
      NET EXPENSES                                                       858,093           633,990            96,605
                                                                     -----------       -----------       -----------
.....................................................................................................................
NET INVESTMENT INCOME (LOSS)                                             560,309          (123,886)          418,571
                                                                     -----------       -----------       -----------
.....................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
   OPTIONS AND FOREIGN CURRENCIES:
Net realized gains (losses) from investment,
   option and foreign currency transactions                           (8,495,262)       (7,537,941)       (2,273,133)
Change in unrealized appreciation/depreciation from investments,
   options and foreign currencies                                      4,181,934        13,101,483        19,443,868
                                                                     -----------       -----------       -----------
.....................................................................................................................
Net realized/unrealized gains (losses) from investment,
   options and foreign currency transactions                          (4,313,328)        5,563,542        17,170,735
                                                                     -----------       -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                       $(3,753,019)      $ 5,439,656       $17,589,306
                                                                     ===========       ===========       ===========


28 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF OPERATIONS--FOR THE SIX MONTHS ENDED
                  APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

                                                                      OVERSEAS          SMALL CAP
                                                                       EQUITY             EQUITY          OPPORTUNITY
                                                                        FUND               FUND              FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                           $       --       $        --       $        --
   Dividend                                                                   --                --                --
   Investment income from portfolio                                       64,745           114,691             8,791
   Tax reclaims                                                            6,890                --                --
   Foreign tax withholding from portfolio                                (11,071)               --                --
   Expenses from portfolio                                               (40,713)       (1,045,510)          (78,236)
                                                                      ----------       -----------       -----------
   TOTAL INVESTMENT INCOME                                                19,851          (930,819)          (69,445)
                                                                      ----------       -----------       -----------
.....................................................................................................................
EXPENSES:
   Investment management                                                      --                --                --
   Administration                                                          1,741            40,936             3,072
   Distribution:
      Class B Shares                                                       1,435                --             7,076
      Class C Shares                                                         544                --             1,638
   Shareholder servicing:
      Class A (Investor) Shares                                           10,738                --            17,195
      Class B Shares                                                         478                --             2,359
      Class C Shares                                                         181                --               546
   Accounting                                                             13,387             4,467            13,400
   Custodian                                                                  --                --                --
   Registration                                                            8,479             6,514             7,526
   Transfer agent                                                         23,541            13,577            31,845
   Trustee                                                                    39             1,406                75
   Other                                                                   5,582            25,935             2,663
                                                                      ----------       -----------       -----------
      Total expenses before fee reductions                                66,145            92,835            87,395
      Fees reduced by Investment Adviser                                 (20,619)               --           (24,259)
                                                                      ----------       -----------       -----------
      NET EXPENSES                                                        45,526            92,835            63,136
                                                                      ----------       -----------       -----------
.....................................................................................................................
NET INVESTMENT INCOME (LOSS)                                             (25,675)       (1,023,654)         (132,581)
                                                                      ----------       -----------       -----------
.....................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS,
   OPTIONS AND FOREIGN CURRENCIES:
Net realized gains (losses) from investment,
   option and foreign currency transactions                                  465         1,725,308           199,283
Change in unrealized appreciation/depreciation from investments,
   options and foreign currencies                                        654,584        13,688,591         1,052,525
                                                                      ----------       -----------       -----------
.....................................................................................................................
Net realized/unrealized gains (losses) from investment,
   options and foreign currency transactions                             655,049        15,413,899         1,251,808
                                                                      ----------       -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                        $  629,374       $14,390,245       $ 1,119,227
                                                                      ==========       ===========       ===========


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 29


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS
                  --------------------------------------------------------------

                                                        LIMITED MATURITY FUND                 FIXED INCOME FUND
----------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX MONTHS     FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,    YEAR ENDED
                                                 2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED) OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                          $  1,731,658       $ 1,413,350       $ 4,838,084       $ 9,446,487
   Net realized gains (losses) from investment
      and future transactions                          (34,471)          311,870         2,135,212         1,357,671
   Change in unrealized appreciation/depreciation
      from investments and futures                  (2,623,414)        2,570,573        (5,782,926)        9,782,932
                                                  ------------       -----------      ------------      ------------
   CHANGE IN NET ASSETS RESULTING FROM OPERATIONS     (926,227)        4,295,793         1,190,370        20,587,090
                                                  ------------       -----------      ------------      ------------

.....................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A (Investor) Shares (a)                       (23,187)          (13,627)               --                --
   Class B Shares (b)                                  (26,045)          (12,677)               --                --
   Class C Shares (c)                                   (5,528)           (3,513)               --                --
   Class Y Shares (d)                               (1,685,663)       (1,396,008)               --                --
   Advisor Shares                                           --                --        (5,209,386)       (9,119,429)
NET REALIZED GAINS:
   Class A (Investor) Shares                            (4,520)               --                --                --
   Class B Shares                                       (4,356)               --                --                --
   Class C Shares                                         (718)               --                --                --
   Class Y (Adviser) Shares                           (302,276)               --                --                --
                                                  ------------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS     (2,052,293)       (1,425,825)       (5,209,386)       (9,119,429)
                                                  ------------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                               17,842,045        66,478,424       159,699,291         4,653,730
                                                  ------------       -----------      ------------      ------------
CHANGE IN NET ASSETS                                14,863,525        69,348,392       155,680,275        16,121,391

.....................................................................................................................
NET ASSETS:
   Beginning of period                              69,348,392                --       150,579,569       134,458,178
                                                  ------------       -----------      ------------      ------------
   End of period                                  $ 84,211,917       $69,348,392      $306,259,844      $150,579,569
                                                  ============       ===========      ============      ============


------------------

(a)  The Limited Maturity Fund Class A (Investor) Shares commenced operations on
     February 7, 2001.

(b)  The Limited Maturity Fund Class B Shares commenced operations on February
     15, 2001.

(c)  The Limited Maturity Fund Class C Shares commenced operations on February
     13, 2001.

(d)  The Limited Maturity Fund Class Y Shares commenced operations on January
     23, 2001.


30 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                        LIMITED MATURITY FUND                 FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS     FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,      YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001*  2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                    $    225,576       $   935,685      $         --      $         --
   Dividends reinvested                                 26,535            11,857                --                --
   Cost of shares redeemed                             (36,472)          (10,200)               --                --
                                                  ------------       -----------      ------------      ------------
Class A (Investor) Shares capital transactions         215,639           937,342                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                       1,588,722           849,220                --                --
   Dividends reinvested                                 25,929            10,217                --                --
   Cost of shares redeemed                             (41,973)               --                --                --
                                                  ------------       -----------      ------------      ------------
Class B Shares capital transactions                  1,572,678           859,437                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                       1,052,449           150,541                --                --
   Dividends reinvested                                  4,610             3,268                --                --
   Cost of shares redeemed                            (104,592)               --                --                --
                                                  ------------       -----------      ------------      ------------
Class C Shares capital transactions                    952,467           153,809                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS Y SHARES:
   Proceeds from shares issued                      17,370,533        68,731,123                --                --
   Dividends reinvested                              1,945,558         1,261,026                --                --
   Cost of shares redeemed                          (4,214,830)       (5,464,313)               --                --
                                                  ------------       -----------      ------------      ------------
Class Y Shares capital transactions                 15,101,261        64,527,836                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
ADVISOR SHARES:
   Proceeds from shares issued                              --                --       195,751,009        62,493,366
   Dividends reinvested                                     --                --         3,225,158         6,223,084
   Cost of shares redeemed                                  --                --       (39,276,876)      (64,062,720)
                                                  ------------       -----------      ------------      ------------
Advisor Shares capital transactions                         --                --       159,699,291         4,653,730
                                                  ------------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $ 17,842,045       $66,478,424      $159,699,291      $  4,653,730
                                                  ============       ===========      ============      ============
.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                               22,144            92,192                --                --
   Reinvested                                            2,590             1,152                --                --
   Redeemed                                             (3,562)           (1,005)               --                --
                                                  ------------       -----------      ------------      ------------
Change in Class A (Investor) Shares                     21,172            92,339                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS B SHARES:
   Issued                                              155,685            83,579                --                --
   Reinvested                                            2,532               993                --                --
   Redeemed                                             (4,087)               --                --                --
                                                  ------------       -----------      ------------      ------------
Change in Class B Shares                               154,130            84,572                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS C SHARES:
   Issued                                              103,544            14,900                --                --
   Reinvested                                              450               320                --                --
   Redeemed                                            (10,335)                -                --                --
                                                  ------------       -----------      ------------      ------------
Change in Class C Shares                                93,659            15,220                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
CLASS Y SHARES:
   Issued                                            1,685,036         6,771,636                --                --
   Reinvested                                          189,727           123,026                --                --
   Redeemed                                           (409,980)         (539,746)               --                --
                                                  ------------       -----------      ------------      ------------
Change in Class Y Shares                             1,464,783         6,354,916                --                --
                                                  ------------       -----------      ------------      ------------
.....................................................................................................................
ADVISOR SHARES:
   Issued                                                   --                --        18,820,994         5,985,482
   Reinvested                                               --                --           305,921           598,774
   Redeemed                                                 --                --        (3,746,816)       (6,111,063)
                                                  ------------       -----------      ------------      ------------
Change in Advisor Shares                                    --                --        15,380,099           473,193
                                                  ------------       -----------      ------------      ------------


----------
*  The Limited Maturity Fund Class A (Investor) Shares commenced operations on
   February 7, 2001.

   The Limited Maturity Fund Class B Shares commenced operations on
   February 15, 2001.

   The Limited Maturity Fund Class C Shares commenced operations on
   February 13, 2001.

   The Limited Maturity Fund Class Y Shares commenced operations on
   January 23, 2001.

See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 31


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                              NEW YORK TAX-FREE
                                                              BOND FUND                           BOND FUND
------------------------------------------------------------------------------------------------------------------------

                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS     FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,     YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                           $   257,138        $  286,509       $   697,593       $ 1,159,357
   Net realized gains (losses) from investment
      and futures transactions                         (47,507)           13,408           160,971           (55,184)
   Change in unrealized appreciation/depreciation
      from investments and futures                    (266,307)          420,687          (587,185)        1,344,534
                                                   -----------        ----------       -----------       -----------
   CHANGE IN NET ASSETS RESULTING FROM OPERATIONS      (56,676)          720,604           271,379         2,448,707
                                                   -----------        ----------       -----------       -----------

.....................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A (Investor) Shares                          (211,970)         (230,901)         (264,714)         (618,917)
   Class B Shares                                      (55,094)          (33,881)         (101,764)          (79,461)
   Class C Shares                                      (14,707)          (10,411)          (21,096)          (17,213)
   Class Y Shares                                            -                 -          (310,430)         (405,781)
                                                   -----------        ----------       -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS       (281,771)         (275,193)         (698,004)       (1,121,372)
                                                   -----------        ----------       -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS 6,302,204         4,013,689         6,744,974        15,368,944
                                                   -----------        ----------       -----------       -----------
CHANGE IN NET ASSETS                                 5,963,757         4,459,100         6,318,349        16,696,279

.....................................................................................................................
NET ASSETS:
   Beginning of period                               8,703,677         4,244,577        39,853,997        23,157,718
                                                   -----------        ----------       -----------       -----------
   End of period                                   $14,667,434        $8,703,677       $46,172,346       $39,853,997
                                                   ===========        ==========       ===========       ===========


32 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                              NEW YORK TAX-FREE
                                                              BOND FUND                           BOND FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS     FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,      YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                     $ 4,191,671       $ 3,935,727       $ 5,049,069       $ 9,622,947
   Dividends reinvested                                193,793           205,930           263,281           599,267
   Cost of shares redeemed                          (1,406,773)       (1,653,720)       (7,320,457)       (5,589,600)
                                                   -----------       -----------       -----------       -----------
Class A (Investor) Shares capital transactions       2,978,691         2,487,937        (2,008,107)        4,632,614
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                       2,995,926         1,272,219         3,988,285         4,683,289
   Dividends reinvested                                 44,487            29,355            79,931            59,416
   Cost of shares redeemed                             (69,273)         (145,193)         (305,718)          (60,598)
                                                   -----------       -----------       -----------       -----------
Class B Shares capital transactions                  2,971,140         1,156,381         3,762,498         4,682,107
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                         477,045           486,571           677,275         1,417,052
   Dividends reinvested                                 14,050             9,339            19,228            10,897
   Cost of shares redeemed                            (138,722)         (126,539)         (453,044)         (342,600)
                                                   -----------       -----------       -----------       -----------
Class C Shares capital transactions                    352,373           369,371           243,459         1,085,349
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS Y SHARES:
   Proceeds from shares issued                              --                --         8,745,412         7,228,348
   Dividends reinvested                                     --                --           106,133           176,531
   Cost of shares redeemed                                  --                --        (4,104,421)       (2,436,005)
                                                   -----------       -----------       -----------       -----------
Class Y Shares capital transactions                         --                --         4,747,124         4,968,874
                                                   -----------       -----------       -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $ 6,302,204       $ 4,013,689       $ 6,744,975       $15,368,944
                                                   ===========       ===========       ===========       ===========

.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                              406,969           383,428           466,725           893,549
   Reinvested                                           18,845            20,291            24,374            55,776
   Redeemed                                           (137,389)         (162,204)         (679,954)         (521,250)
                                                   -----------       -----------       -----------       -----------
Change in Class A (Investor) Shares                    288,425           241,515          (188,855)          428,075
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS B SHARES:
   Issued                                              292,033           124,339           369,627           435,056
   Reinvested                                            4,326             2,876             7,439             5,508
   Redeemed                                             (6,740)          (14,209)          (28,371)           (5,581)
                                                   -----------       -----------       -----------       -----------
Change in Class B Shares                               289,619           113,006           348,695           434,983
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS C SHARES:
   Issued                                               46,437            47,211            62,240           130,594
   Reinvested                                            1,367               919             1,775             1,009
   Redeemed                                            (13,551)          (12,360)          (42,030)          (32,472)
                                                   -----------       -----------       -----------       -----------
   Change in Class C Shares                             34,253            35,770            21,985            99,131
                                                   -----------       -----------       -----------       -----------

.....................................................................................................................
CLASS Y SHARES:
   Issued                                                   --                --           814,461           667,345
   Reinvested                                               --                --             9,825            16,431
   Redeemed                                                 --                --          (378,627)         (227,893)
                                                   -----------       -----------       -----------       -----------
Change in Class Y Shares                                    --                --           445,659           455,883
                                                   -----------       -----------       -----------       -----------


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 33


  HSBC INVESTOR FAMILY OF FUNDS
                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------

                                                            BALANCED FUND                        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,   PERIOD ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                           $   150,009       $   300,726      $    344,285      $    646,239
   Net realized losses from investment transactions   (792,796)       (1,423,427)       (2,480,839)       (1,113,991)
   Change in unrealized appreciation/depreciation
      from investments                                 366,759        (1,343,162)       (5,441,405)      (53,141,068)
                                                   -----------       -----------      ------------      ------------
   CHANGE IN NET ASSETS FROM OPERATIONS               (276,028)       (2,465,863)       (7,577,959)      (53,608,820)
                                                   -----------       -----------      ------------      ------------

.....................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A (Investor) Shares (a)                        (3,748)           (1,324)           (5,303)          (20,485)
   Class B Shares (b)                                   (5,763)           (2,748)               --                --
   Class C Shares (c)                                     (813)             (507)               --                --
   Class Y Shares (d)                                 (179,777)         (166,407)         (245,534)         (591,329)
                                                   -----------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS       (190,101)         (170,986)         (250,837)         (611,814)
                                                   -----------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS   423,098        18,849,412        96,978,327       (29,232,949)
                                                   -----------       -----------      ------------      ------------
CHANGE IN NET ASSETS                                   (43,031)       16,212,563        89,149,531       (83,453,583)

.....................................................................................................................
NET ASSETS:
   Beginning of period                              16,212,563                --       146,685,500       230,139,083
                                                   -----------       -----------      ------------      ------------
   End of period                                   $16,169,532       $16,212,563      $235,835,031      $146,685,500
                                                   ===========       ===========      ============      ============

----------
(a)  The Balanced Fund Class A (Investor) Shares commenced operations on
     February 20, 2001.

(b)  The Balanced Fund Class B Shares commenced operations on February 9, 2001.

(c)  The Balanced Fund Class C Shares commenced operations on February 13, 2001.

(d)  The Balanced Fund Class Y Shares commenced operations on January 18, 2001.


34 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                            BALANCED FUND                        EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,      YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001*  2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                      $  157,073        $  333,812       $ 5,482,735      $  3,990,021
   Dividends reinvested                                  3,367             1,324             5,188            20,013
   Cost of shares redeemed                             (41,132)             (369)       (5,943,829)       (3,749,365)
                                                    ----------       -----------      ------------      ------------
Class A (Investor) Shares capital transactions         119,308           334,767          (455,906)          260,669
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                         588,855           693,178           682,642           384,659
   Dividends reinvested                                  5,589             2,747                --                --
   Cost of shares redeemed                             (29,681)          (19,280)          (68,719)         (152,022)
                                                    ----------       -----------      ------------      ------------
Class B Shares capital transactions                    564,763           676,645           613,923           232,637
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                           1,500           115,794            28,390             3,037
   Dividends reinvested                                    813               507                --                --
   Cost of shares redeemed                                  --                --           (11,456)         (142,327)
                                                    ----------       -----------      ------------      ------------
Class C Shares capital transactions                      2,313           116,301            16,934          (139,290)
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS Y SHARES:
   Proceeds from shares issued                       1,149,082        21,529,837       104,579,499        13,172,401
   Dividends reinvested                                179,778           166,407           215,528           487,717
   Cost of shares redeemed                          (1,592,146)       (3,974,545)       (7,991,651)      (43,247,083)
                                                    ----------       -----------      ------------      ------------
Class Y Shares capital transactions                   (263,286)       17,721,699        96,803,376       (29,586,965)
                                                    ----------       -----------      ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS      $  423,098       $18,849,412      $ 96,978,327      $(29,232,949)
                                                    ==========       ===========      ============      ============

.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                               18,199            36,482           400,833           277,863
   Reinvested                                              390               143               375             1,419
   Redeemed                                             (4,888)              (42)         (426,677)         (246,497)
                                                    ----------       -----------      ------------      ------------
Change in Class A (Investor) Shares                     13,701            36,583           (25,469)           32,785
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS B SHARES:
   Issued                                               68,684            76,886            51,451            26,370
   Reinvested                                              647               297                --                --
   Redeemed                                             (3,459)           (2,149)           (5,090)          (10,574)
                                                    ----------       -----------      ------------      ------------
Change in Class B Shares                                65,872            75,034            46,361            15,796
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS C SHARES:
   Issued                                                  176            12,399             2,211               188
   Reinvested                                               94                55                --                --
   Redeemed                                                 --                --              (871)           (9,748)
                                                    ----------       -----------      ------------      ------------
Change in Class C Shares                                   270            12,454             1,340            (9,560)
                                                    ----------       -----------      ------------      ------------

.....................................................................................................................
CLASS Y SHARES:
   Issued                                              132,043         2,172,219         7,547,641           863,049
   Reinvested                                           20,688            17,913            15,473            34,633
   Redeemed                                           (183,492)         (431,706)         (585,420)       (2,827,263)
                                                    ----------       -----------      ------------      ------------
Change in Class Y Shares                               (30,761)        1,758,426         6,977,694        (1,929,581)
                                                    ----------       -----------      ------------      ------------

------------------

*    The Balanced Fund Class A (Investor) Shares commenced operations on
     February 20, 2001.

     The Balanced Fund Class B Shares commenced operations on February 9, 2001.

     The Balanced Fund Class C Shares commenced operations on February 13, 2001.

     The Balanced Fund Class Y Shares commenced operations on January 18, 2001.


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 35


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                        GROWTH & INCOME FUND                    MID-CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS      FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,      YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                  $    560,309       $    480,780      $   (123,886)      $  (182,242)
   Net realized gains (losses) from investment
      and options transactions                     (8,495,262)       (23,480,135)       (7,537,941)      (12,842,812)
   Change in unrealized appreciation
      from investments and options                  4,181,934         (6,140,927)       13,101,483       (13,952,127)
                                                 ------------       ------------      ------------      ------------
   CHANGE IN NET ASSETS FROM OPERATIONS            (3,753,019)       (29,140,282)        5,439,656       (26,977,181)
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A (Investor) Shares (a)                       (2,986)               (49)               --                --
   Class B Shares (b)                                       --               (76)               --                --
   Class Y Shares (c)                                (547,083)          (214,391)               --                --
NET REALIZED GAINS FROM INVESTMENT AND
OPTIONS TRANSACTIONS:
   Class A (Investor) Shares (a)                            --                --                --            (7,299)
   Class B Shares (b)                                       --                --                --           (25,991)
   Class C Shares                                           --                --                --              (242)
   Trust Shares                                             --                --                --        (1,487,905)
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS      (550,069)          (214,516)               --        (1,521,437)
                                                 ------------       ------------      ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                              (5,178,101)       250,833,557        15,383,150        52,156,388
                                                 ------------       ------------      ------------      ------------
CHANGE IN NET ASSETS                               (9,481,189)       221,478,759        20,822,806        23,657,770

.....................................................................................................................
NET ASSETS:
   Beginning of period                            221,478,759                 --       134,164,357       110,506,587
                                                 ------------       ------------      ------------      ------------
   End of period                                 $211,997,570       $221,478,759      $154,987,163      $134,164,357
                                                 ============       ============      ============      ============

----------
(a)  The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.

(b)  The Growth and Income Fund Class B Shares commenced operations on April 5,
     2001.

(c)  The Growth and Income Fund Class Y Shares commenced operations on April 2,
     2001


36 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                        GROWTH & INCOME FUND                    MID-CAP FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,    PERIOD ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001*  2002 (UNAUDITED) OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                        $374,438        $2,446,819          $420,643          $803,503
   Dividends reinvested                                  2,898                49                --             7,290
   Cost of shares redeemed                            (106,813)         (269,455)          (88,099)         (141,302)
                                                    ----------        ----------        ----------        ----------
Class A (Investor) Shares capital transactions         270,523         2,177,413           332,544           669,491
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                         894,047           389,700         1,723,533         3,429,435
   Dividends reinvested                                     --                76                --            25,987
   Cost of shares redeemed                             (25,186)           (5,499)         (141,734)         (383,635)
                                                    ----------        ----------        ----------        ----------
Class B Shares capital transactions                    868,861           384,277         1,581,799         3,071,787
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                              --                10            23,836             8,034
   Dividends reinvested                                     --                --                --               242
   Cost of shares redeemed                                  --                --           (17,948)               --
                                                    ----------        ----------        ----------        ----------
Class C Shares capital transactions                         --                10             5,888             8,276
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
CLASS Y SHARES:
   Proceeds from shares issued                       7,404,415        73,445,284                --                --
   Proceeds from shares issued in conjunction
      with common trust fund conversion                     --       185,299,210                --                --
   Dividends reinvested                                122,140                --                --                --
   Cost of shares redeemed                         (13,844,040)      (10,472,637)               --                --
                                                    ----------        ----------        ----------        ----------
Class Y Shares capital transactions                 (6,317,485)      248,271,857                --                --
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
TRUST SHARES:
   Proceeds from shares issued                              --                --        38,939,618        53,373,079
   Dividends reinvested                                     --                --                --           199,737
   Cost of shares redeemed                                  --                --       (25,476,699)       (5,165,982)
                                                    ----------        ----------        ----------        ----------
Trust Shares capital transactions                           --                --        13,462,919        48,406,834
                                                    ----------        ----------        ----------        ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS     $(5,178,101)     $250,833,557       $15,383,150       $52,156,388
                                                    ==========        ==========        ==========        ==========
.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                               40,318           243,328            50,382            87,980
   Reinvested                                              308                 5                --               800
   Redeemed                                            (11,634)          (26,961)          (10,704)          (15,500)
Change in Class A (Investor) Shares                     28,992           216,372            39,678            73,280
.....................................................................................................................
CLASS B SHARES:
   Issued                                               97,450            37,790           208,777           375,774
   Reinvested                                               --                 7                --             2,862
   Redeemed                                             (2,773)             (604)          (17,144)          (44,007)
                                                    ----------        ----------        ----------        ----------
Change in Class B Shares                                94,677            37,193           191,633           334,629
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
CLASS C SHARES:
   Issued                                                   --                 1             2,972               859
   Reinvested                                               --                --                --                27
   Redeemed                                                 --                --            (2,169)               --
                                                    ----------        ----------        ----------        ----------
Change in Class C Shares                                    --                 1               803               886
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
CLASS Y SHARES:
   Issued                                              797,072         7,112,943                --                --
   Shares issued in conjunction with common trust
      fund conversion                                       --        18,529,921                --                --
   Reinvested                                           12,980                --                --                --
   Redeemed                                         (1,494,328)       (1,079,153)               --                --
                                                    ----------        ----------        ----------        ----------
Change in Class Y Shares                              (684,276)       24,563,711                --                --
                                                    ----------        ----------        ----------        ----------
.....................................................................................................................
TRUST SHARES:
   Issued                                                   --                --         4,677,374         6,136,564
   Reinvested                                               --                --                --            21,901
   Redeemed                                                 --                --        (3,041,184)         (567,045)
                                                    ----------        ----------        ----------        ----------
Change in Trust Shares                                      --                --         1,636,190         5,591,420
                                                    ----------        ----------        ----------        ----------

----------
*    The Growth and Income Fund Class A (Investor) Shares commenced operations on April 12, 2001.

     The Growth and Income Fund Class B Shares commenced operations on April 5,
     2001.

     The Growth and Income Fund Class Y Shares commenced operations on April 2,
     2001.


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 37


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                            INTERNATIONAL
                                                             EQUITY FUND                    OVERSEAS EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,    YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                     $  418,571       $ 1,014,590     $     (25,675)        $ (30,201)
   Net realized gains from investment
      and foreign currency transactions             (2,273,133)         (864,979)              465           280,029
   Change in unrealized appreciation/depreciation
      from investments and foreign currencies       19,443,868       (57,687,083)          654,584        (2,456,203)
                                                  ------------      ------------       -----------       -----------
   CHANGE IN NET ASSETS RESULTING FROM OPERATIONS   17,589,306       (57,537,472)          629,374        (2,206,375)
                                                  ------------      ------------       -----------       -----------

.....................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
   Class A (Investor) Shares                                --                --           (83,152)               --
   Class B Shares                                           --                --              (894)               --
   Advisor Shares                                   (2,797,528)               --                --                --
NET REALIZED GAINS FROM INVESTMENT
   AND FOREIGN CURRENCY TRANSACTIONS:
   Class A (Investor) Shares                                --                --          (189,407)         (617,961)
   Class B Shares                                           --                --            (7,926)          (30,934)
   Class C Shares                                           --                --            (3,527)          (21,281)
   Advisor Shares                                           --       (15,528,858)               --                --
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS     (2,797,528)      (15,528,858)         (284,906)         (670,176)
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS                                  45,207,367        37,723,225         3,097,578         2,390,782
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS                                59,999,145       (35,343,105)        3,442,046          (485,769)

.....................................................................................................................
NET ASSETS:
   Beginning of period                             184,493,996       219,837,101         7,373,247         7,859,016
                                                  ------------      ------------       -----------       -----------
   End of period                                  $244,493,141      $184,493,996       $10,815,293       $ 7,373,247
                                                  ============      ============       ===========       ===========



38 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------


                                                            INTERNATIONAL
                                                             EQUITY FUND                    OVERSEAS EQUITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,    PERIOD ENDED     ENDED APRIL 30,    YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------


CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                   $          --     $          --        $3,204,915        $3,027,505
   Dividends reinvested                                     --                --           270,064           607,484
   Cost of shares redeemed                                  --                --          (615,674)       (1,285,651)
                                                 -------------     -------------        ----------        ----------
Class A (Investor) Shares capital transactions              --                --         2,859,305         2,349,338
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                              --                --           237,110           115,478
   Dividends reinvested                                     --                --             8,694            30,696
   Cost of shares redeemed                                  --                --            (9,187)          (78,401)
                                                 -------------     -------------        ----------        ----------
Class B Shares capital transactions                         --                --           236,617            67,773
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                              --                --               420             4,640
   Dividends reinvested                                     --                --             3,527            20,932
   Cost of shares redeemed                                  --                --            (2,291)          (51,901)
                                                 -------------     -------------        ----------        ----------
Class C Shares capital transactions                         --                --             1,656           (26,329)
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
ADVISOR SHARES:
   Proceeds from shares issued                     199,423,635       142,194,368                --                --
   Dividends reinvested                              1,765,422        12,546,992                --                --
   Cost of shares redeemed                        (155,981,690)     (117,018,135)               --                --
                                                 -------------     -------------        ----------        ----------
Advisor Shares capital transactions                 45,207,367        37,723,225                --                --
                                                 -------------     -------------        ----------        ----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS   $  45,207,367     $  37,723,225        $3,097,578        $2,390,782
                                                 =============     =============        ==========        ==========

.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                                   --                --           268,532           225,640
   Reinvested                                               --                --            22,454            38,941
   Redeemed                                                 --                --           (51,054)          (90,582)
                                                 -------------     -------------        ----------        ----------
Change in Class A (Investor) Shares                         --                --           239,932           173,999
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
CLASS B SHARES:
   Issued                                                   --                --            20,175             8,534
   Reinvested                                               --                --               744             2,017
   Redeemed                                                 --                --              (770)           (5,783)
                                                 -------------     -------------        ----------        ----------
Change in Class B Shares                                    --                --            20,149             4,768
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
CLASS C SHARES:
   Issued                                                   --                --                36               310
   Reinvested                                               --                --               299             1,362
   Redeemed                                                 --                --              (191)           (4,124)
                                                 -------------     -------------        ----------        ----------
Change in Class C Shares                                    --                --               144            (2,452)
                                                 -------------     -------------        ----------        ----------

.....................................................................................................................
ADVISOR SHARES:
   Issued                                           15,374,169         9,718,621                --                --
   Reinvested                                          134,868           750,418                --                --
   Redeemed                                        (11,897,390)       (7,900,920)               --                --
                                                 -------------     -------------        ----------        ----------
   Change in Advisor Shares                          3,611,647         2,568,119                --                --
                                                 -------------     -------------        ----------        ----------


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 39


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                        SMALL CAP EQUITY FUND                 OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,    YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED)  OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss                            $ (1,023,654)     $ (1,605,398)       $ (132,581)       $ (218,035)
   Net realized gains (losses) from investment
      transactions                                   1,725,308       (13,093,313)          199,283          (630,848)
   Change in unrealized appreciation/
      depreciation from investments                 13,688,591       (42,620,204)        1,052,525        (3,305,053)
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS      14,390,245       (57,318,915)        1,119,227        (4,153,936)
                                                  ------------      ------------       -----------       -----------

.....................................................................................................................
DIVIDENDS:
NET REALIZED GAINS FROM INVESTMENT TRANSACTIONS:
   Class A (Investor) Shares                                --                --                --        (4,482,911)
   Class B Shares                                           --                --                --          (382,267)
   Class C Shares                                           --                --                --          (207,645)
   Advisor Shares                                           --       (40,029,122)               --                --
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS             --       (40,029,122)               --        (5,072,823)
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS                               39,803,829        23,888,975         2,347,911         5,445,130
                                                  ------------      ------------       -----------       -----------
CHANGE IN NET ASSETS                                54,194,074       (73,459,062)        3,467,138        (3,781,629)

.....................................................................................................................
NET ASSETS:
   Beginning of period                             180,264,980       253,724,042        13,614,053        17,395,682
                                                  ------------      ------------       -----------       -----------
   End of period                                  $234,459,054      $180,264,980       $17,081,191       $13,614,053
                                                  ------------      ------------       -----------       -----------



40 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR FAMILY OF FUNDS

                  STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                  --------------------------------------------------------------

                                                        SMALL CAP EQUITY FUND                 OPPORTUNITY FUND
------------------------------------------------------------------------------------------------------------------------
                                                 FOR THE SIX MONTHS    FOR THE       FOR THE SIX MONTHS    FOR THE
                                                  ENDED APRIL 30,     YEAR ENDED      ENDED APRIL 30,    YEAR ENDED
                                                  2002 (UNAUDITED) OCTOBER 31, 2001   2002 (UNAUDITED) OCTOBER 31, 2001
------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Proceeds from shares issued                    $         --     $          --       $ 2,053,569       $ 2,480,888
   Dividends reinvested                                     --                --                --         4,335,392
   Cost of shares redeemed                                  --                --        (1,130,630)       (2,227,760)
                                                  ------------     -------------       -----------       -----------
Class A (Investor) Shares capital transactions              --                --           922,939         4,588,520
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
CLASS B SHARES:
   Proceeds from shares issued                              --                --         1,584,697           699,978
   Dividends reinvested                                     --                --                --           380,376
   Cost of shares redeemed                                  --                --          (132,997)         (285,036)
                                                  ------------     -------------       -----------       -----------
Class B Shares capital transactions                         --                --         1,451,700           795,318
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
CLASS C SHARES:
   Proceeds from shares issued                              --                --            44,612            60,690
   Dividends reinvested                                     --                --                --           198,109
   Cost of shares redeemed                                  --                --           (71,340)         (197,507)
                                                  ------------     -------------       -----------       -----------
Class C Shares capital transactions                         --                --           (26,728)           61,292
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
ADVISOR SHARES:
   Proceeds from shares issued                      84,145,944       188,438,165                --                --
   Dividends reinvested                                     --        31,482,604                --                --
   Cost of shares redeemed                         (44,342,115)     (196,031,794)               --                --
                                                  ------------     -------------       -----------       -----------
Advisor Shares capital transactions                 39,803,829        23,888,975                --                --
                                                  ------------     -------------       -----------       -----------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $ 39,803,829     $  23,888,975       $ 2,347,911       $ 5,445,130
                                                  ============     =============       ===========       ===========

.....................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
   Issued                                                   --                --           187,410           220,207
   Reinvested                                               --                --                --           391,988
   Redeemed                                                 --                --          (103,681)         (196,134)
                                                  ------------     -------------       -----------       -----------
Change in Class A (Investor) Shares                         --                --            83,729           416,061
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
CLASS B SHARES:
   Issued                                                   --                --           149,194            63,592
   Reinvested                                               --                --                 -            35,384
   Redeemed                                                 --                --           (12,374)          (26,390)
                                                  ------------     -------------       -----------       -----------
Change in Class B Shares                                    --                --           136,820            72,586
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
CLASS C SHARES:
   Issued                                                   --                --             4,322             5,547
   Reinvested                                               --                --                --            18,276
   Redeemed                                                 --                --            (6,671)          (18,490)
                                                  ------------     -------------       -----------       -----------
Change in Class C Shares                                    --                --            (2,349)            5,333
                                                  ------------     -------------       -----------       -----------

.....................................................................................................................
ADVISOR SHARES:
   Issued                                            6,416,921        14,172,827                --                --
   Reinvested                                               --         2,431,089                --                --
   Redeemed                                         (3,406,977)      (14,928,017)               --                --
                                                  ------------     -------------       -----------       -----------
Change in Advisor Shares                             3,009,944         1,675,899                --                --
                                                  ------------     -------------       -----------       -----------



See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 41


HSBC INVESTOR FUNDS - LIMITED MATURITY FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         INVESTMENT ACTIVITIES                            DIVIDENDS
                                                ----------------------------------------   ----------------------------------------
                                                               NET REALIZED
                                    NET ASSET                AND UNREALIZED                               NET REALIZED
                                       VALUE,          NET   GAINS (LOSSES)   TOTAL FROM          NET      GAINS FROM
                                    BEGINNING   INVESTMENT  FROM INVESTMENT   INVESTMENT   INVESTMENT      INVESTMENT         TOTAL
                                    OF PERIOD       INCOME     TRANSACTIONS   ACTIVITIES       INCOME    TRANSACTIONS     DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)      $10.04         0.33             0.54         0.87        (0.33)            --         (0.33)
Six months ended
  April 30, 2002(Unaudited)             10.58         0.23            (0.37)       (0.14)       (0.23)         (0.05)        (0.28)
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 2001 (f)      $10.07         0.25             0.52         0.77        (0.25)            --         (0.25)
Six months ended
  April 30, 2002 (Unaudited)            10.59         0.19            (0.37)       (0.18)       (0.19)         (0.05)        (0.24)
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 2001 (h)      $10.07         0.26             0.51         0.77        (0.26)            --         (0.26)
Six months ended
  April 30, 2002 (Unaudited)            10.58         0.19            (0.37)       (0.18)       (0.19)         (0.05)        (0.24)
====================================================================================================================================

CLASS Y SHARES
Period ended October 31, 2001 (i)      $10.00         0.37             0.59         0.96        (0.37)            --         (0.37)
Six months ended
  April 30, 2002 (Unaudited)            10.59         0.24            (0.37)       (0.13)       (0.24)         (0.05)        (0.29)
====================================================================================================================================

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                             ----------------------------------------------------------------------
                                                                                           RATIO OF NET
                                                                                RATIO OF     INVESTMENT      RATIO OF
                                   NET ASSET                    NET ASSETS   EXPENSES TO      INCOME TO   EXPENSES TO
                                  VALUE, END         TOTAL       AT END OF   AVERAGE NET    AVERAGE NET    AVERAGE NET    PORTFOLIO
                                   OF PERIOD        RETURN   PERIOD (000'S)       ASSETS         ASSETS         ASSETS  TURNOVER (a)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)     $10.58    8.78%(c)(d)        $   977       1.10%(e)       4.27%(e)    1.49%(e)(j)     102.01%
Six months ended
  April 30, 2002(Unaudited)            10.16   (1.39)%(c)(d)         1,153       0.96%(e)       4.42%(e)    0.96%(e)         26.65%
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 2001 (f)     $10.59    8.02%(c)(g)           $896       1.85%(e)       3.52%(e)    7.59%(e)(j)     102.01%
Six months ended
  April 30, 2002 (Unaudited)           10.17   (1.75)%(c)(g)         2,427       1.70%(e)       3.64%(e)    1.70%(e)         26.65%
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 2001 (h)     $10.58    7.80%(c)(g)        $   161       1.85%(e)       3.60%(e)   17.61%(e)(j)     102.01%
Six months ended
  April 30, 2002 (Unaudited)           10.16   (1.76)%(c)(g)         1,107       1.68%(e)       3.62%(e)    1.68%(e)         26.65%
====================================================================================================================================

CLASS Y SHARES
Period ended October 31, 2001 (i)     $10.59    9.78%(c)           $67,315       0.85%(e)       4.59%(e)    0.85%(e)        102.01%
Six months ended
  April 30, 2002 (Unaudited)           10.17   (1.26)%(c)           79,525       0.71%(e)       4.67%(e)    0.71%(e)         26.65%
====================================================================================================================================


(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b)  Class A (Investor) Shares commenced operations on February 7, 2001.

(c)  Not annualized.

(d)  Excludes sales charge.

(e)  Annualized.

(f)  Class B Shares commenced operations on February 15, 2001.

(g)  Excludes redemption charge

(h)  Class C Shares commenced operations on February 13, 2001.

(i)  Class Y Shares commenced operations on January 23, 2001.

(j) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.


See notes to financial statements.


42 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS - FIXED INCOME FUND

                            FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                 INVESTMENT ACTIVITIES                               DIVIDENDS
                                        ---------------------------------------  --------------------------------------------------
                                                       NET REALIZED                                         IN EXCESS OF
                                                     AND UNREALIZED                          NET REALIZED   NET REALIZED
                             NET ASSET                GAINS (LOSSES)                           GAINS FROM     GAINS FROM
                                VALUE,         NET  FROM INVESTMENT  TOTAL FROM         NET    INVESTMENT     INVESTMENT
                             BEGINNING  INVESTMENT      AND FUTURES  INVESTMENT  INVESTMENT   AND FUTURES    AND FUTURES      TOTAL
                             OF PERIOD      INCOME     TRANSACTIONS  ACTIVITIES      INCOME  TRANSACTIONS   TRANSACTIONS  DIVIDENDS
====================================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997     $10.67        0.59             0.31        0.90       (0.64)        (0.01)         --         (0.65)
Year ended October 31, 1998      10.92        0.65             0.02        0.67       (0.65)        (0.13)         --         (0.78)
Year ended October 31, 1999      10.81        0.62            (0.51)       0.11       (0.62)        (0.28)         (0.01)     (0.91)
Year ended October 31, 2000      10.01        0.69            (0.02)       0.67       (0.69)        --             --         (0.69)
Year ended October 31, 2001       9.99        0.67             0.80        1.47       (0.65)        --             --         (0.65)
Six months ended
  April 30, 2002 (Unaudited)     10.81        0.29            (0.34)      (0.05)      (0.31)        --             --         (0.31)
====================================================================================================================================


                                                                                RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------------------------
                                                                                      RATIO OF NET
                                                                           RATIO OF     INVESTMENT         RATIO OF
                                 NET ASSET                 NET ASSETS   EXPENSES TO      INCOME TO      EXPENSES TO
                                VALUE, END      TOTAL       AT END OF   AVERAGE NET    AVERAGE NET      AVERAGE NET       PORTFOLIO
                                 OF PERIOD     RETURN   PERIOD (000'S)       ASSETS         ASSETS           ASSETS     TURNOVER (a)
====================================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997         $10.92    9.14%          $ 71,686         0.83%           5.92%            0.85%(b)      349.00%
Year ended October 31, 1998          10.81    6.26%            97,728         0.78%           5.87%            0.78%         126.40%
Year ended October 31, 1999          10.01    1.01%           114,405         0.69%           6.31%            0.69%         433.26%
Year ended October 31, 2000           9.99    6.98%           134,458         0.61%           6.66%            0.61%         440.49%
Year ended October 31, 2001          10.81   15.11%           150,580         0.63%           6.45%            0.63%         341.26%
Six months ended
  April 30, 2002 (Unaudited)         10.45   (0.49)%(c)       306,260         0.59%(d)        5.46%(d)         0.59%(d)       42.58%
====================================================================================================================================

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)  Not annualized.

(d)  Annualized.

See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS 43


HSBC INVESTOR FUNDS  -  BOND FUND

                            FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                 INVESTMENT ACTIVITIES                               DIVIDENDS
                                         ---------------------------------------  -------------------------------------------------
                                                                                                            IN EXCESS OF
                                                      AND UNREALIZED                          NET REALIZED  NET REALIZED
                               NET ASSET               GAINS (LOSSES)                           GAINS FROM    GAINS FROM
                                  VALUE,        NET  FROM INVESTMENT  TOTAL FROM         NET    INVESTMENT    INVESTMENT
                               BEGINNING INVESTMENT      AND FUTURES  INVESTMENT  INVESTMENT   AND FUTURES   AND FUTURES      TOTAL
                               OF PERIOD     INCOME     TRANSACTIONS  ACTIVITIES      INCOME  TRANSACTIONS  TRANSACTIONS  DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997       $10.26       0.57             0.30        0.87       (0.57)        (0.06)        --         (0.63)
Year ended October 31, 1998        10.50       0.59             0.01        0.60       (0.59)        --            --         (0.59)
Year ended October 31, 1999        10.51       0.57            (0.49)       0.08       (0.57)        (0.22)        (0.02)     (0.81)
Year ended October 31, 2000         9.78       0.61            (0.01)       0.60       (0.62)        --            --         (0.62)
Year ended October 31, 2001         9.76       0.60             0.77        1.37       (0.58)        --            --         (0.58)
Six months ended
  April 30, 2002 (Unaudited)       10.55       0.25            (0.33)      (0.08)      (0.27)        --            --         (0.27)
====================================================================================================================================

CLASS B SHARES
Period ended
  October 31, 1998 (d)            $10.63       0.41            (0.12)       0.29       (0.41)        --            --         (0.41)
Year ended October 31, 1999        10.51       0.49            (0.49)      --          (0.49)        (0.22)        (0.02)     (0.73)
Year ended October 31, 2000         9.78       0.54            (0.01)       0.53       (0.54)        --            --         (0.54)
Year ended October 31, 2001         9.77       0.52             0.76        1.28       (0.50)        --            --         (0.50)
Six months ended
  April 30, 2002 (Unaudited)       10.55       0.21            (0.32)      (0.11)      (0.23)        --            --         (0.23)
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)           $10.46       0.47            (0.45)       0.02       (0.47)        (0.24)        --         (0.71)
Year ended October 31, 2000         9.77       0.55            (0.01)       0.54       (0.55)        --            --         (0.55)
Year ended October 31, 2001         9.76       0.51             0.77        1.28       (0.50)        --            --         (0.50)
Six months ended
  April 30, 2002 (Unaudited)       10.54       0.21            (0.32)      (0.11)      (0.23)        --            --         (0.23)
====================================================================================================================================


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                          ------------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                                             RATIO OF     INVESTMENT      RATIO OF
                              NET ASSET                      NET ASSETS   EXPENSES TO      INCOME TO   EXPENSES TO
                             VALUE, END       TOTAL           AT END OF   AVERAGE NET    AVERAGE NET   AVERAGE NET       PORTFOLIO
                              OF PERIOD      RETURN       PERIOD (000'S)       ASSETS         ASSETS    ASSETS (a)    TURNOVER (b)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997      $10.50     8.71%(c)             $2,439         1.10%        5.40%          5.24%         349.00%
Year ended October 31, 1998       10.51     5.83%(c)              4,826         1.10%        5.51%          1.61%         126.40%
Year ended October 31, 1999        9.78     0.68%(c)              4,331         1.07%        5.84%          2.62%         433.26%
Year ended October 31, 2000        9.76     6.39%(c)              3,828         1.10%        6.13%          3.31%         440.49%
Year ended October 31, 2001       10.55    14.41%(c)              6,683         1.10%        5.92%          2.61%         341.26%
Six months ended
  April 30, 2002 (Unaudited)      10.20    (0.74)%(c)(e)          9,407         1.10%(g)     4.87%(g)       1.62%(g)       42.58%
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 1998 (d)          $10.51     2.84%(e)(f)          $  364         1.85%(g)     4.76%(g)       2.36%(g)      126.40%
Year ended October 31, 1999        9.78    (0.01)%(f)               345         1.79%        5.13%          3.37%         433.26%
Year ended October 31, 2000        9.77     5.67%(f)                279         1.85%        5.38%          4.03%         440.49%
Year ended October 31, 2001       10.55    13.43%(f)              1,494         1.85%        5.04%          3.32%         341.26%
Six months ended
  April 30, 2002 (Unaudited)      10.21    (1.02)%(e)(f)          4,402         1.85%(g)     4.02%(g)       2.33%(g)       42.58%
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)          $ 9.77     0.11%(e)(f)          $  152         1.95%(g)     4.96%(g)       3.50%(g)      433.26%
Year ended October 31, 2000        9.76     5.71%(f)                138         1.85%        5.38%          4.05%         440.49%
Year ended October 31, 2001       10.54    13.44%(f)                526         1.85%        5.11%          3.34%         341.26%
Six months ended
  April 30, 2002 (Unaudited)      10.20    (1.01)%(e)(f)            858         1.85%(g)     4.09%(g)       2.35%(g)       42.58%
====================================================================================================================================



(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)  Excludes sales charge.

(d)  Class B Shares commenced operations on January 6, 1998.

(e)  Not annualized.

(f)  Excludes redemption charge.

(g)  Annualized.

(h)  Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.

44 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS  -  NEW YORK TAX-FREE BOND FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                  INVESTMENT ACTIVITIES                               DIVIDENDS
                                           --------------------------------------  -------------------------------------------------

                                                         NET REALIZED
                                                       AND UNREALIZED                          NET REALIZED
                               NET ASSET                GAINS (LOSSES)                           GAINS FROM   IN EXCESS
                                  VALUE,          NET FROM INVESTMENT  TOTAL FROM         NET    INVESTMENT      OF NET
                               BEGINNING   INVESTMENT     AND FUTURES  INVESTMENT  INVESTMENT   AND FUTURES  INVESTMENT       TOTAL
                               OF PERIOD       INCOME    TRANSACTIONS  ACTIVITIES      INCOME  TRANSACTIONS      INCOME   DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997       $10.30         0.45            0.36        0.81       (0.45)        (0.02)      --          (0.47)
Year ended October 31, 1998        10.64         0.47            0.33        0.80       (0.47)        (0.04)      --          (0.51)
Year ended October 31, 1999        10.93         0.46           (0.83)      (0.37)      (0.46)        (0.02)      (0.00)*     (0.48)
Year ended October 31, 2000        10.08         0.46            0.33        0.79       (0.46)        --          (0.02)      (0.48)
Year ended October 31, 2001        10.39         0.41            0.54        0.95       (0.41)        --          --          (0.41)
Six months ended
  April 30, 2002 (Unaudited)       10.93         0.19           (0.13)       0.06       (0.19)        --          --          (0.19)
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 1998 (d)           $10.81         0.37            0.11        0.48       (0.37)        --          --          (0.37)
Year ended October 31, 1999        10.92         0.38           (0.83)      (0.45)      (0.38)        (0.02)      (0.00)*     (0.40)
Year ended October 31, 2000        10.07         0.39            0.33        0.72       (0.39)        --          (0.02)      (0.41)
Year ended October 31, 2001        10.38         0.33            0.54        0.87       (0.33)        --          --          (0.33)
Six months ended
  April 30, 2002 (Unaudited)       10.92         0.15           (0.13)       0.02       (0.15)        --          --          (0.15)
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)           $10.90         0.34           (0.77)      (0.43)      (0.34)        (0.02)      --          (0.36)
Year ended October 31, 2000        10.11         0.39            0.33        0.72       (0.39)        --          (0.02)      (0.41)
Year ended October 31, 2001        10.42         0.33            0.54        0.87       (0.33)        --          --          (0.33)
Six months ended
  April 30, 2002 (Unaudited)       10.96         0.15           (0.13)       0.02       (0.15)        --          --          (0.15)
====================================================================================================================================

CLASS Y SHARES
Year ended
   October 31, 1997               $10.30         0.46            0.36        0.82       (0.46)        (0.02)      --          (0.48)
Year ended October 31, 1998        10.64         0.49            0.33        0.82       (0.49)        (0.04)      --          (0.53)
Year ended October 31, 1999        10.93         0.48           (0.84)      (0.36)      (0.48)        (0.02)      (0.00)*     (0.50)
Year ended October 31, 2000        10.07         0.49            0.34        0.83       (0.49)        --          (0.02)      (0.51)
Year ended October 31, 2001        10.39         0.44            0.54        0.98       (0.44)        --          --          (0.44)
Six months ended
  April 30, 2002 (Unaudited)       10.93         0.21           (0.13)       0.08       (0.21)        --          --          (0.21)
====================================================================================================================================


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                              ----------------------------------------------------------------------


                                                                                          RATIO OF NET
                                                                                RATIO OF     INVESTMENT      RATIO OF
                                   NET ASSET                     NET ASSETS  EXPENSES TO      INCOME TO   EXPENSES TO
                                  VALUE, END     TOTAL            AT END OF  AVERAGE NET    AVERAGE NET   AVERAGE NET     PORTFOLIO
                                   OF PERIOD    RETURN        PERIOD (000'S)      ASSETS         ASSETS     ASSETS (a)  TURNOVER (b)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $10.64     8.22%(c)           $20,794      0.92%          4.46%        1.55%          163.46%
Year ended October 31, 1998            10.93     7.65%(c)            23,153      0.95%          4.28%        1.20%          100.35%
Year ended October 31, 1999            10.08    (3.62)%(c)           17,568      0.96%          4.22%        1.21%           46.56%
Year ended October 31, 2000            10.39     8.03%(c)            12,401      0.93%          4.60%        1.06%           34.12%
Year ended October 31, 2001            10.93     9.26%(c)            17,722      0.95%          3.91%        1.07%            0.00%
Six months ended
  April 30, 2002 (Unaudited)           10.80     0.59%(c)(e)         15,479      0.95%(g)       3.63%(g)     0.98%(g)        11.28%
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 1998 (d)     $10.92     4.50%(e) (f)       $   618      1.70%(g)       3.53%(g)     1.95%(g)       100.35%
Year ended October 31, 1999            10.07    (4.30)%(f)              564      1.71%          3.48%        1.96%           46.56%
Year ended October 31, 2000            10.38     7.27%(f)               828      1.70%          3.81%        1.74%           34.12%
Year ended October 31, 2001            10.92     8.44%(f)             5,619      1.70%          3.05%        1.82%            0.00%
Six months ended
  April 30, 2002 (Unaudited)           10.79     0.22%(e)(f)          9,317      1.70%(g)       2.84%(g)     1.72%(g)        11.28%
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 1999 (h)     $10.11    (4.10)%(e)(f)       $   256      1.70%(g)       3.46%(g)     2.02%(g)        46.56%
Year ended October 31, 2000            10.42     7.23%(f)               416      1.71%          3.77%        1.73%           34.12%
Year ended October 31, 2001            10.96     8.40%(f)             1,523      1.70%          3.04%        1.83%            0.00%
Six months ended
  April 30, 2002 (Unaudited)           10.83     0.22%(e)(f)          1,744      1.70%(g)       2.86%(g)     1.72%(g)        11.28%
====================================================================================================================================

CLASS Y SHARES
Year ended October 31, 1997           $10.64     8.38%              $ 8,901      0.78%          4.66%        1.27%          163.46%
Year ended October 31, 1998            10.93     7.87%                8,641      0.70%          4.53%        0.95%          100.35%
Year ended October 31, 1999            10.07    (3.45)%               8,619      0.71%          4.49%        0.96%           46.56%
Year ended October 31, 2000            10.39     8.41%                9,514      0.69%          4.82%        0.78%           34.12%
Year ended October 31, 2001            10.93     9.53%               14,989      0.70%          4.19%        0.83%            0.00%
Six months ended
  April 30, 2002 (Unaudited)           10.80     0.72%(e)            19,632      0.70%(g)       3.86%(g)     0.72%(g)        11.28%
====================================================================================================================================


*    Less than $0.005 per share.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(c)  Excludes sales charge.

(d)  Class B Shares commenced operations on January 6, 1998.

(e)  Not annualized.

(f)  Excludes redemption charge.

(g)  Annualized.

(h)  Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 45


HSBC INVESTOR FUNDS - BALANCED FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                               INVESTMENT ACTIVITIES                       DIVIDENDS
                                                     -----------------------------------------     ----------------------
                                          NET ASSET               NET REALIZED AND
                                             VALUE,         NET  UNREALIZED LOSSES  TOTAL FROM           NET
                                          BEGINNING  INVESTMENT    FROM INVESTMENT  INVESTMENT     INVESTMENT       TOTAL
                                          OF PERIOD      INCOME       TRANSACTIONS  ACTIVITIES         INCOME   DIVIDENDS
=========================================================================================================================
CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (c)             $9.55        0.11              (1.02)      (0.91)         (0.09)     (0.09)
Six months ended April 30, 2002 (Unaudited)    8.55        0.07              (0.21)      (0.14)         (0.09)     (0.09)

=========================================================================================================================
CLASS B SHARES
Period ended October 31, 2001 (g)             $9.80        0.08              (1.25)      (1.17)         (0.08)     (0.08)
Six months ended April 30, 2002 (Unaudited)    8.55        0.05              (0.23)      (0.18)         (0.07)     (0.07)

=========================================================================================================================
CLASS C SHARES
Period ended October 31, 2001 (i)             $9.78        0.07              (1.24)      (1.17)         (0.06)     (0.06)
Six months ended April 30, 2002 (Unaudited)    8.55        0.04              (0.22)      (0.18)         (0.06)     (0.06)

=========================================================================================================================
CLASS Y SHARES
Period ended October 31, 2001 (j)            $10.00        0.16              (1.45)      (1.29)         (0.09)     (0.09)
Six months ended April 30, 2002 (Unaudited)    8.62        0.08              (0.22)      (0.14)         (0.10)     (0.10)
=========================================================================================================================


                                                                                     RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------
                                                                                              RATIO OF NET
                                                                               RATIO OF     INVESTMENT       RATIO OF
                                NET ASSET                      NET ASSETS   EXPENSES TO      INCOME TO    EXPENSES TO
                               VALUE, END           TOTAL       AT END OF   AVERAGE NET    AVERAGE NET    AVERAGE NET     PORTFOLIO
                                OF PERIOD          RETURN   PERIOD (000'S)       ASSETS         ASSETS      ASSETS (a)  TURNOVER (b)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended
   October 31, 2001 (c)             $8.55    (9.04)%(d)(e)        $   313       1.20%(f)       1.88%(f)       2.05%(f)       39.95%
Six months ended
   April 30, 2002 (Unaudited)        8.32    (1.62)%(d)(e)            418       1.20%(f)       1.63%(f)       1.88%(f)       37.72%
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 2001 (g)             $8.55   (11.41)%(d)(h)        $   641       1.95%(f)       1.14%(f)       2.78%(f)       39.95%
Six months ended
   April 30, 2002 (Unaudited)        8.30    (2.15)%(d)(h)          1,170       1.95%(f)       0.87%(f)       2.62%(f)       37.72%
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 2001 (i)             $8.55   (11.46)%(d)(h)        $   107       1.95%(f)       1.19%(f)       2.71%(f)       39.95%
Six months ended
   April 30, 2002 (Unaudited)        8.31    (2.08)%(d)(h)            106       1.95%(f)       0.91%(f)       2.63%(f)       37.72%
====================================================================================================================================

CLASS Y SHARES
Period ended
   October 31, 2001 (j)             $8.62   (12.95)%(d)           $15,152       0.95%(f)       2.29%(f)       1.58%(f)       39.95%
Six months ended
   April 30, 2002 (Unaudited)        8.38    (1.62)%(d)            14,476       0.95%(f)       1.91%(f)       1.63%(f)       37.72%
====================================================================================================================================

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(c)  Class A (Investor) Shares commenced operations on February 20, 2001.

(d)  Not annualized.

(e)  Excludes sales charge.

(f)  Annualized.

(g)  Class B Shares commenced operations on February 9, 2001.

(h)  Excludes redemption charge.

(i)  Class C Shares commenced operations on February 13, 2001.

(j)  Class Y Shares commenced operations on January 18, 2001.


See notes to financial statements.


46 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS  -  EQUITY FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                               DIVIDENDS
                                       -----------------------------------------  -------------------------------------------------

                                                          NET REALIZED
                                                        AND UNREALIZED                         NET REALIZED
                             NET ASSET                  GAINS (LOSSES)                           GAINS FROM   IN EXCESS
                                VALUE,          NET  FROM INVESTMENT  TOTAL FROM         NET     INVESTMENT      OF NET
                             BEGINNING   INVESTMENT      AND FUTURES  INVESTMENT  INVESTMENT    AND FUTURES  INVESTMENT      TOTAL
                             OF PERIOD INCOME (LOSS)    TRANSACTIONS  ACTIVITIES      INCOME   TRANSACTIONS      INCOME  DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997     $11.93         0.07             3.32        3.39       (0.10)         (0.22)      --         (0.32)
Year ended October 31, 1998      15.00         0.05             2.80        2.85       (0.05)         (0.85)      --         (0.90)
Year ended October 31, 1999      16.95         0.05             3.32        3.37       (0.04)         (0.39)      --         (0.43)
Year ended October 31, 2000      19.89         0.06            (0.51)      (0.45)      (0.07)         (1.89)      --         (1.96)
Year ended October 31, 2001      17.48         0.03            (4.48)      (4.45)      (0.02)         --          --         (0.02)
Six months ended
  April 30, 2002 (Unaudited)     13.01         0.01            (0.11)      (0.10)      (0.00)*        --          --         (0.00)*
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 1998 (d)         $14.88        (0.01)            2.07        2.06       (0.02)         --          --         (0.02)
Year ended October 31, 1999      16.92        (0.08)            3.30        3.22       --             (0.39)      (0.01)     (0.40)
Year ended October 31, 2000      19.74        (0.07)           (0.52)      (0.59)      --             (1.89)      --         (1.89)
Year ended October 31, 2001      17.26        (0.08)           (4.40)      (4.48)      --             --          --         --
Six months ended
  April 30, 2002 (Unaudited)     12.78        (0.03)           (0.12)      (0.15)      --             --          --         --
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)         $17.08        --                3.19        3.19       --             (0.39)      (0.05)     (0.44)
Year ended October 31, 2000      19.83        (0.07)           (0.51)      (0.58)      --             (1.89)      --         (1.89)
Year ended October 31, 2001      17.36        (0.10)           (4.42)      (4.52)      --             --          --         --
Six months ended
  April 30, 2002 (Unaudited)     12.84        (0.03)           (0.11)      (0.14)      --             --          --         --
====================================================================================================================================

CLASS Y SHARES
Year ended
   October 31, 1997             $11.93         0.10             3.33        3.43       (0.13)         (0.22)      --         (0.35)
Year ended October 31, 1998      15.01         0.08             2.79        2.87       (0.08)         (0.85)      --         (0.93)
Year ended October 31, 1999      16.95         0.10             3.32        3.42       (0.09)         (0.39)      --         (0.48)
Year ended October 31, 2000      19.89         0.10            (0.51)      (0.41)      (0.11)         (1.89)      --         (2.00)
Year ended October 31, 2001      17.48         0.06            (4.47)      (4.41)      (0.06)         --          --         (0.06)
Six months ended
  April 30, 2002 (Unaudited)     13.01         0.03            (0.11)      (0.08)      (0.02)         --          --         (0.02)
====================================================================================================================================


                                                                                RATIOS/SUPPLEMENTARY DATA
                                                         ---------------------------------------------------------------------------
                                                                                         RATIO OF NET
                                                                            RATIO OF       INVESTMENT         RATIO OF
                              NET ASSET                     NET ASSETS   EXPENSES TO     INCOME (LOSS)     EXPENSES TO
                             VALUE, END       TOTAL          AT END OF   AVERAGE NET       TO AVERAGE      AVERAGE NET    PORTFOLIO
                              OF PERIOD      RETURN      PERIOD (000'S)       ASSETS       NET ASSETS           ASSETS  TURNOVER (a)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997      $15.00    28.92%(b)          $ 12,363          1.21%            0.48%         1.28%(c)      99.02%
Year ended October 31, 1998       16.95    19.98%(b)            23,559          1.03%            0.30%         1.03%        176.34%
Year ended October 31, 1999       19.89    20.23%(b)            27,942          0.94%            0.26%         0.94%         70.85%
Year ended October 31, 2000       17.48    (2.38)%(b)           22,558          0.93%            0.34%         0.93%         91.81%
Year ended October 31, 2001       13.01   (25.49)%(b)           17,223          1.01%            0.14%         1.01%         51.65%
Six months ended
  April 30, 2002 (Unaudited)      12.91    (0.74)%(b)           16,755          0.98%            0.19%         0.98%         27.38%
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 1998 (d)          $16.92    13.84%(e)(f)       $    956          1.78%(g)        (0.45)%(g)     1.78%(g)     176.34%
Year ended October 31, 1999       19.74    19.32%(f)             1,775          1.69%           (0.50)%        1.69%         70.85%
Year ended October 31, 2000       17.26    (3.13)%(f)            1,604          1.65%           (0.40)%        1.65%         91.81%
Year ended October 31, 2001       12.78   (25.96)%(f)            1,389          1.76%           (0.61)%        1.76%         51.65%
Six months ended
  April 30, 2002 (Unaudited)      12.63    (1.17)%(e)(f)         1,959          1.73%(g)        (0.55)%(g)     1.73%(g)      27.38%
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)          $19.83    19.05%(e)(f)       $  1,626          1.33%(g)        (0.16)%(g)     1.33%(g)      70.85%
Year ended October 31, 2000       17.36    (3.11)%(f)            1,204          1.65%           (0.37)%        1.65%         91.81%
Year ended October 31, 2001       12.84   (26.04)%(f)              768          1.75%           (0.60)%        1.75%         51.65%
Six months ended
  April 30, 2002 (Unaudited)      12.70    (1.09)%(e)(f)           776          1.73%(g)        (0.55)%(g)     1.73%(g)      27.38%
====================================================================================================================================

CLASS Y SHARES
Year ended October 31, 1997      $15.01    29.28%             $ 63,060          0.96%            0.77%         1.03%(c)      99.02%
Year ended October 31, 1998       16.95    20.16%              210,498          0.78%            0.55%         0.78%        176.34%
Year ended October 31, 1999       19.89    20.59%              245,342          0.69%            0.51%         0.69%         70.85%
Year ended October 31, 2000       17.48    (2.19)%             204,772          0.68%            0.58%         0.68%         91.81%
Year ended October 31, 2001       13.01   (25.27)%             127,306          0.75%            0.40%         0.75%         51.65%
Six months ended
  April 30, 2002 (Unaudited)      12.91    (0.61)%(e)          216,345          0.72%(g)         0.43%(g)      0.72%(g)      27.38%
====================================================================================================================================


*    Less than $0.005 per share.

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)  Excludes sales charge.

(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)  Class B Shares commenced operations on January 6, 1998.

(e)  Not annualized.

(f)  Excludes redemption charge.

(g)  Annualized.

(h)  Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS 47


HSBC INVESTOR FUNDS - GROWTH AND INCOME FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.




                                                                   INVESTMENT ACTIVITIES                     DIVIDENDS
                                                       ---------------------------------------------  -----------------------
                                            NET ASSET                   NET REALIZED AND
                                               VALUE,           NET    UNREALIZED LOSSES  TOTAL FROM         NET
                                            BEGINNING    INVESTMENT      FROM INVESTMENT  INVESTMENT  INVESTMENT        TOTAL
                                            OF PERIOD  INCOME (LOSS)        TRANSACTIONS  ACTIVITIES      INCOME    DIVIDENDS
=============================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)              $10.06           0.01               (1.15)      (1.14)      (0.01)       (0.01)
Six months ended April 30, 2002 (Unaudited)      8.91           0.01               (0.19)      (0.18)      (0.01)       (0.01)
==============================================================================================================================

CLASS B SHARES
Period ended October 31, 2001 (f)              $ 9.54          (0.01)              (0.64)      (0.65)      (0.01)       (0.01)
Six months ended April 30, 2002 (Unaudited)      8.88          (0.00)*             (0.21)      (0.21)      --           --
==============================================================================================================================

CLASS Y SHARES
Period ended October 31, 2001 (h)              $10.00           0.02               (1.09)      (1.07)      (0.01)       (0.01)
Six months ended April 30, 2002 (Unaudited)      8.92           0.02               (0.18)      (0.16)      (0.02)       (0.02)
==============================================================================================================================


                                                                                          RATIOS/SUPPLEMENTARY DATA
                                                                          ----------------------------------------------------------
                                                                                                       RATIO OF NET
                                                                                            RATIO OF     INVESTMENT
                                             NET ASSET                       NET ASSETS  EXPENSES TO   INCOME (LOSS)
                                            VALUE, END            TOTAL       AT END OF  AVERAGE NET     TO AVERAGE       PORTFOLIO
                                             OF PERIOD           RETURN   PERIOD (000'S)      ASSETS     NET ASSETS     TURNOVER (a)
===================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2001 (b)                $8.91    (12.65)%(c)(d)       $  1,927      1.11%(e)       0.15%(e)         43.13%
Six months ended April 30, 2002 (Unaudited)       8.72     (1.99)%(c)(d)          2,140      1.00%(e)       0.24%(e)         38.37%
===================================================================================================================================

CLASS B SHARES
Period ended October 31, 2001 (f)                $8.88    (10.52)%(c)(g)       $    330      1.84%(e)      (0.64)%(e)        43.13%
Six months ended April 30, 2002 (Unaudited)       8.67     (2.36)%(c)(g)          1,144      1.78%(e)      (0.58)%(e)        38.37%
===================================================================================================================================

CLASS Y SHARES
Period ended October 31, 2001 (h)                $8.92     (9.71)%(c)          $219,221      0.82%(e)       0.38%(e)         43.13%
Six months ended April 30, 2002 (Unaudited)       8.74     (1.78)%(c)           208,714      0.75%(e)       0.50%(e)         38.37%
===================================================================================================================================


*    Less than $0.005 per share.

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)  Class A (Investor) Shares commenced operations on April 12, 2001.

(c)  Not annualized.

(d)  Excludes sales charge.

(e)  Annualized.

(f)  Class B Shares commenced operations on April 5, 2001.

(g)  Excludes redemption charge.

(h)  Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.


48 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS - MID-CAP FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                                      INVESTMENT ACTIVITIES                        DIVIDENDS
                                                          --------------------------------------------    -------------------------
                                                                        NET REALIZED AND
                                                                        UNREALIZED GAINS                  NET REALIZED
                                              NET ASSET                    (LOSSES) FROM                   GAINS FROM
                                                 VALUE,          NET          INVESTMENT    TOTAL FROM     INVESTMENT
                                              BEGINNING   INVESTMENT          AND OPTION    INVESTMENT     AND OPTION         TOTAL
                                              OF PERIOD         LOSS        TRANSACTIONS    ACTIVITIES         INCOME     DIVIDENDS
===================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)                $10.27        (0.01)              (0.19)        (0.20)           --            --
Year ended October 31, 2001                       10.07        (0.03)              (2.00)        (2.03)         (0.14)        (0.14)
Six months ended April 30, 2002 (Unaudited)        7.90        (0.01)               0.32          0.31            --            --
===================================================================================================================================

CLASS B SHARES
Period ended October 31, 2000 (f)                $10.72        (0.02)              (0.64)        (0.66)           --            --
Year ended October 31, 2001                       10.06        (0.08)              (2.02)        (2.10)         (0.14)        (0.14)
Six months ended April 30, 2002 (Unaudited)        7.82        (0.02)               0.30          0.28            --            --
===================================================================================================================================

CLASS C SHARES
Period ended October 31, 2000 (h)                $10.04        (0.01)               0.03(j)       0.02            --            --
Year ended October 31, 2001                       10.06        (0.09)              (2.01)        (2.10)         (0.14)        (0.14)
Six months ended April 30, 2002 (Unaudited)        7.82        (0.02)               0.30          0.28            --            --
===================================================================================================================================

TRUST SHARES
Period ended October 31, 2000 (i)                $10.00        (0.01)               0.09(j)       0.08            --            --
Year ended October 31, 2001                       10.08        (0.01)              (2.02)        (2.03)         (0.14)        (0.14)
Six months ended April 30, 2002 (Unaudited)        7.91        (0.00)               0.33          0.33            --            --
===================================================================================================================================


                                                                                           RATIOS/SUPPLEMENTARY DATA
                                                                           ---------------------------------------------------------
                                                                                                        RATIO OF NET
                                                                                              RATIO OF    INVESTMENT
                                             NET ASSET                        NET ASSETS   EXPENSES TO     INCOME TO
                                            VALUE, END            TOTAL        AT END OF   AVERAGE NET   AVERAGE NET      PORTFOLIO
                                             OF PERIOD           RETURN    PERIOD (000'S)       ASSETS        ASSETS    TURNOVER (a)
===================================================================================================================================

CLASS A (INVESTOR) SHARES
Period ended October 31, 2000 (b)               $10.07     (1.95)%(c) (d)       $    445       1.28%(e)    (0.42)%(e)        57.69%
Year ended October 31, 2001                       7.90    (20.37)%(d)                927       1.13%       (0.40)%          112.67%
Six months ended April 30, 2002 (Unaudited)       8.21      3.92%(c) (d)           1,290       1.04%(e)    (0.40)%(e)        85.70%
===================================================================================================================================

CLASS B SHARES
Period ended October 31, 2000 (f)               $10.06     (6.16)%(c) (g)       $  1,557       2.02%(e)    (1.17)%(e)        57.69%
Year ended October 31, 2001                       7.82    (21.09)%(g)              3,827       1.88%       (1.16)%          112.67%
Six months ended April 30, 2002 (Unaudited)       8.10      3.58%(c) (g)           5,515       1.79%(e)    (1.15)%(e)        85.70%
===================================================================================================================================

CLASS C SHARES
Period ended October 31, 2000 (h)               $10.06      0.20%(c) (g)        $     18       2.11%(g)    (1.29)%(g)        57.69%
Year ended October 31, 2001                       7.82    (21.09)%(g)                 21       1.87%       (1.13)%          112.67%
Six months ended April 30, 2002 (Unaudited)       8.10      3.58%(c) (g)              28       1.79%(g)    (1.13)%(g)        85.70%
===================================================================================================================================

TRUST SHARES
Period ended October 31, 2000 (i)               $10.08      0.80%               $108,487       1.01%(e)    (0.22)%(e)        57.69%
Year ended October 31, 2001                       7.91    (20.34)%               129,390       0.87%       (0.13)%          112.67%
Six months ended April 30, 2002 (Unaudited)       8.24      4.17%(c)             148,154       0.78%(g)    (0.13)%(g)        85.70%
===================================================================================================================================


*    Less than $0.005 per share.

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.

(b)  Class A (Investor) Shares commenced operations on July 10, 2000.

(c)  Not annualized.

(d)  Excludes sales charge.

(e)  Annualized.

(f)  Class B Shares commenced operations on July 17, 2000.

(g)  Excludes redemption charge.

(h)  Class C Shares commenced operations on August 9, 2000.

(i)  Trust Shares commenced operations on July 1, 2000.

(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 49


HSBC INVESTOR FUNDS - INTERNATIONAL EQUITY FUND

                  FINANCIAL HIGHLIGHT
                  ..............................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                               INVESTMENT ACTIVITIES                              DIVIDENDS
                                              ------------------------------------------------------      -------------------------

                                                           NET REALIZED AND                               NET REALIZED
                                                           UNREALIZED GAINS                                 GAINS FROM
                                 NET ASSET                    (LOSSES) FROM                                 INVESTMENT
                                    VALUE,           NET     INVESTMENT AND    TOTAL FROM         NET      AND FOREIGN
                                 BEGINNING    INVESTMENT   FOREIGN CURRENCY    INVESTMENT  INVESTMENT         CURRENCY        TOTAL
                                 OF PERIOD        INCOME       TRANSACTIONS    ACTIVITIES      INCOME     TRANSACTIONS    DIVIDENDS
===================================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997         $12.05          0.12               1.85          1.97       (0.11)           (0.15)       (0.26)
Year ended October 31, 1998          13.76          0.11               0.32          0.43       (0.27)           (0.68)       (0.95)
Year ended October 31, 1999          13.24          0.09               5.87          5.96       (0.15)           (0.47)       (0.62)
Year ended October 31, 2000          18.58          0.11               0.75(b)       0.86       (0.11)           (1.20)       (1.31)
Year ended October 31, 2001          18.13          0.09              (4.38)        (4.29)      --               (1.28)       (1.28)
Six months ended
  April 30, 2002 (Unaudited)         12.56          0.03               0.96          0.99       (0.19)           --           (0.19)
===================================================================================================================================


                                                                           RATIOS/SUPPLEMENTARY DATA
                                                       ------------------------------------------------------------------


                                                                                          RATIO OF NET
                                                                            RATIO OF        INVESTMENT
                               NET ASSET                  NET ASSETS     EXPENSES TO         INCOME TO
                              VALUE, END    TOTAL          AT END OF     AVERAGE NET       AVERAGE NET          PORTFOLIO
                               OF PERIOD   RETURN      PERIOD (000'S)         ASSETS            ASSETS       TURNOVER (a)
=========================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997       $13.76    16.62%          $132,924           0.91%             0.91%             30.00%
Year ended October 31, 1998        13.24     3.49%           120,250           1.09%             0.75%             40.47%
Year ended October 31, 1999        18.58    46.92%           172,004           1.05%             0.54%             34.26%
Year ended October 31, 2000        18.13     4.05%           219,837           0.90%             0.51%             27.81%
Year ended October 31, 2001        12.56   (25.42)%          184,494           0.99%             0.51%             26.90%
Six months ended
  April 30, 2002 (Unaudited)       13.36     7.93%(c)        244,493           0.99%(d)          0.40%(d)          12.37%
=========================================================================================================================



(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)  Not annualized.

(d)  Annualized.

See notes to financial statements.

50 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS - OVERSEAS EQUITY FUND

                            FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       INVESTMENT ACTIVITIES                              DIVIDENDS
                                            -----------------------------------------     -----------------------------------------
                                                            NET REALIZED
                                                          AND UNREALIZED                                 NET REALIZED
                                                           GAINS (LOSSES)                                  GAINS FROM
                                  NET ASSET              FROM INVESTMENT                                   INVESTMENT
                                     VALUE,        NET       AND FOREIGN   TOTAL FROM            NET      AND FOREIGN
                                  BEGINNING INVESTMENT          CURRENCY   INVESTMENT     INVESTMENT         CURRENCY         TOTAL
                                  OF PERIOD       LOSS      TRANSACTIONS   ACTIVITIES         INCOME     TRANSACTIONS     DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997          $10.15      (0.00)*            1.43         1.43          (0.01)           (0.00)*       (0.01)
Year ended October 31, 1998           11.57      (0.01)             0.23         0.22          (0.08)           (0.07)        (0.15)
Year ended October 31, 1999           11.64      (0.04)             5.32         5.28          (0.02)           --            (0.02)
Year ended October 31, 2000           16.90      (0.11)             0.64         0.53          --               (0.22)        (0.22)
Year ended October 31, 2001           17.21      (0.04)            (4.05)       (4.09)         --               (1.46)        (1.46)
Six months ended
   April 30, 2002 (Unaudited)         11.66      (0.04)             0.91         0.87          (0.12)           (0.29)        (0.41)
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 1998 (d)    $11.45      (0.07)             0.19         0.12          --               --            --
Year ended October 31, 1999           11.57      (0.12)             5.24         5.12          --               --            --
Year ended October 31, 2000           16.69      (0.10)             0.48         0.38          --               (0.22)        (0.22)
Year ended October 31, 2001           16.85      (0.14)            (3.95)       (4.09)         --               (1.46)        (1.46)
Six months ended
   April 30, 2002 (Unaudited)         11.30      (0.08)             0.89         0.81          (0.03)           (0.29)        (0.32)
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 1999 (h)    $11.88      (0.08)             5.04         4.96          --               --            --
Year ended October 31, 2000           16.84      (0.14)             0.52         0.38          --               (0.22)        (0.22)
Year ended October 31, 2001           17.00      (0.18)            (3.95)       (4.13)         --               (1.46)        (1.46)
Six months ended
   April 30, 2002 (Unaudited)         11.41      (0.08)             0.90         0.82          --               (0.29)        (0.29)
====================================================================================================================================


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------------------



                                                                                          RATIO OF NET
                                                                              RATIO OF      INVESTMENT        RATIO OF
                                   NET ASSET                   NET ASSETS  EXPENSES TO         LOSS TO     EXPENSES TO
                                  VALUE, END       TOTAL        AT END OF  AVERAGE NET     AVERAGE NET     AVERAGE NET    PORTFOLIO
                                   OF PERIOD      RETURN    PERIOD (000'S)      ASSETS          ASSETS       ASSETS (a) TURNOVER (b)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997           $11.57    14.08%(c)         $ 3,660        1.71%          (0.16)%        4.10%          30.00%
Year ended October 31, 1998            11.64     1.96%(c)           6,070        1.77%          (0.08)%        1.86%          40.47%
Year ended October 31, 1999            16.90    45.41%(c)           8,138        1.86%          (0.30)%        2.44%          34.26%
Year ended October 31, 2000            17.21     3.05%(c)           7,252        1.85%          (0.49)%        2.43%          27.81%
Year ended October 31, 2001            11.66   (25.93)%(c)          6,940        1.85%          (0.35)%        2.44%          26.90%
Six months ended
   April 30, 2002 (Unaudited)          12.12     7.54%(c)(e)       10,124        1.85%(g)       (0.52)%(g)     2.15%(g)       12.37%
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 1998 (d)     $11.57     1.05%(e)(f)      $    42        2.52%(g)       (0.83)%(g)     2.61%(g)       40.47%
Year ended October 31, 1999            16.69    44.25%(f)              90        2.59%          (1.04)%        3.24%          34.26%
Year ended October 31, 2000            16.85     2.18%(f)             358        2.60%          (1.17)%        2.96%          27.81%
Year ended October 31, 2001            11.30   (26.52)%(f)            294        2.60%          (1.09)%        3.18%          26.90%
Six months ended
   April 30, 2002 (Unaudited)          11.79     7.21%(e)(f)          544        2.60%(g)       (1.19)%(g)     2.88%(g)       12.37%
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 1999 (h)     $16.84    41.84%(e)(f)      $    98        2.57%(g)       (1.01)%(g)     3.15%(g)       34.26%
Year ended October 31, 2000            17.00     2.10%(f)             248        2.60%          (1.14)%        2.96%          27.81%
Year ended October 31, 2001            11.41   (26.53)%(f)            139        2.60%          (1.10)%        3.16%          26.90%
Six months ended
   April 30, 2002 (Unaudited)          11.94     7.22%(e)(f)          147        2.60%(g)       (1.35)%(g)     2.93%(g)       12.37%
====================================================================================================================================


*    Less than $0.005 per share.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)  Excludes sales charge.

(d)  Class B Shares commenced operations on January 6, 1998.

(e)  Not annualized.

(f)  Excludes redemption charge.

(g)  Annualized.

(h)  Class C Shares commenced operations on November 4, 1998.


See notes to financial statements.


                                                HSBC INVESTOR FAMILY OF FUNDS 51


HSBC INVESTOR FUNDS - SMALL CAP EQUITY FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................


SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES                                   DIVIDENDS
                                           ------------------------------------------       ----------------------------------------
                                                            NET REALIZED
                               NET ASSET                  AND UNREALIZED                     IN EXCESS    NET REALIZED
                                  VALUE,          NET     GAINS (LOSSES)   TOTAL FROM           OF NET      GAINS FROM
                               BEGINNING   INVESTMENT    FROM INVESTMENT   INVESTMENT       INVESTMENT      INVESTMENT       TOTAL
                               OF PERIOD         LOSS       TRANSACTIONS   ACTIVITIES           INCOME    TRANSACTIONS   DIVIDENDS
====================================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997       $10.63        (0.06)              2.93         2.87               --           (0.06)      (0.06)
Year ended October 31, 1998        13.44        (0.09)             (0.49)       (0.58)              --           (1.38)      (1.38)
Year ended October 31, 1999        11.48        (0.09)              2.65         2.56            (0.03)          (1.45)      (1.48)
Year ended October 31, 2000        12.56        (0.10)              6.73         6.63               --           (1.38)      (1.38)
Year ended October 31, 2001        17.81        (0.10)             (3.65)       (3.75)              --           (2.74)      (2.74)
Six months ended
  April 30, 2002 (Unaudited)       11.32        (0.05)              1.11         1.06               --              --          --
====================================================================================================================================


                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------------------------
                                                                                        RATIO OF NET
                                                                           RATIO OF       INVESTMENT        RATIO OF
                               NET ASSET                   NET ASSETS   EXPENSES TO          LOSS TO     EXPENSES TO
                              VALUE, END      TOTAL         AT END OF   AVERAGE NET      AVERAGE NET     AVERAGE NET       PORTFOLIO
                               OF PERIOD     RETURN     PERIOD (000'S)       ASSETS           ASSETS          ASSETS    TURNOVER (a)
====================================================================================================================================

ADVISOR SHARES
Year ended October 31, 1997       $13.44      27.18%         $137,996          1.02%          (0.50)%          1.03%(b)       92.18%
Year ended October 31, 1998        11.48      (4.27)%         112,935          1.14%          (0.68)%          1.16%(b)      154.69%
Year ended October 31, 1999        12.56      24.63%          148,538          1.18%          (0.81)%          1.18%          77.74%
Year ended October 31, 2000        17.81      55.59%          253,724          1.05%          (0.68)%          1.05%          79.51%
Year ended October 31, 2001        11.32     (22.98)%         180,265          1.07%          (0.74)%          1.07%          52.47%
Six months ended
  April 30, 2002 (Unaudited)       12.38       9.36%(c)       234,459          1.06%(d)       (0.96)%(d)       1.06%(d)       47.00%
====================================================================================================================================


(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(c)  Not annualized.

(d)  Annualized.


See notes to financial statements.


52 HSBC INVESTOR FAMILY OF FUNDS


HSBC INVESTOR FUNDS - OPPORTUNITY FUND

                  FINANCIAL HIGHLIGHTS
                  ..............................................................

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                          INVESTMENT ACTIVITIES                            DIVIDENDS
                                               ------------------------------------------   ---------------------------------------
                                                                NET REALIZED
                                   NET ASSET                  AND UNREALIZED                 IN EXCESS   NET REALIZED
                                      VALUE,          NET     GAINS (LOSSES)   TOTAL FROM       OF NET     GAINS FROM
                                   BEGINNING   INVESTMENT    FROM INVESTMENT   INVESTMENT   INVESTMENT     INVESTMENT        TOTAL
                                   OF PERIOD         LOSS       TRANSACTIONS   ACTIVITIES       INCOME   TRANSACTIONS    DIVIDENDS
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997            $9.80        (0.07)              2.64         2.57           --          (0.00)*      (0.00)*
Year ended October 31, 1998            12.37        (0.13)             (0.46)       (0.59)          --          (0.45)       (0.45)
Year ended October 31, 1999            11.33        (0.19)              2.78         2.59        (0.04)         (0.69)       (0.73)
Year ended October 31, 2000            13.19        (0.26)              7.13         6.87           --          (1.31)       (1.31)
Year ended October 31, 2001            18.75        (0.14)             (3.58)       (3.72)          --          (5.43)       (5.43)
Six months ended
  April 30, 2002 (Unaudited)            9.60        (0.08)              0.96         0.88           --             --           --
====================================================================================================================================

CLASS B SHARES
Period ended October 31, 1998 (d)     $11.65        (0.09)             (0.25)       (0.34)          --             --           --
Year ended October 31, 1999            11.31        (0.23)              2.71         2.48        (0.04)         (0.69)       (0.73)
Year ended October 31, 2000            13.06        (0.28)              6.93         6.65           --          (1.31)       (1.31)
Year ended October 31, 2001            18.40        (0.23)**           (3.47)       (3.70)          --          (5.43)       (5.43)
Six months ended
  April 30, 2002 (Unaudited)            9.27        (0.12)**            0.93         0.81           --             --           --
====================================================================================================================================

CLASS C SHARES
Period ended October 31, 1999 (h)     $11.55        (0.10)              2.41         2.31        (0.04)         (0.69)       (0.73)
Year ended October 31, 2000            13.13        (0.32)              7.01         6.69           --          (1.31)       (1.31)
Year ended October 31, 2001            18.51        (0.24)**           (3.49)       (3.73)          --          (5.43)       (5.43)
Six months ended
  April 30, 2002 (Unaudited)            9.35        (0.12)**            0.94         0.82           --             --           --
====================================================================================================================================


                                                                                    RATIOS/SUPPLEMENTARY DATA
                                                        ----------------------------------------------------------------------------

                                                                                        RATIO OF NET
                                                                           RATIO OF       INVESTMENT        RATIO OF
                              NET ASSET                    NET ASSETS   EXPENSES TO          LOSS TO     EXPENSES TO
                             VALUE, END      TOTAL          AT END OF   AVERAGE NET      AVERAGE NET     AVERAGE NET       PORTFOLIO
                              OF PERIOD     RETURN      PERIOD (000'S)       ASSETS           ASSETS      ASSETS (a)    TURNOVER (b)
====================================================================================================================================

CLASS A (INVESTOR) SHARES
Year ended October 31, 1997      $12.37   26.28%(c)           $ 9,983          1.55%          (1.05)%          2.01%          92.18%
Year ended October 31, 1998       11.33   (4.68)%(c)           13,137          1.63%          (1.17)%          1.64%         154.69%
Year ended October 31, 1999       13.19   23.80%(c)            13,015          1.75%          (1.38)%          2.14%          77.74%
Year ended October 31, 2000       18.75   54.54%(c)            15,415          1.65%          (1.29)%          1.84%          79.51%
Year ended October 31, 2001        9.60  (23.65)%(c)           11,892          1.65%          (1.32)%          1.97%          52.47%
Six months ended
  April 30, 2002 (Unaudited)      10.48    9.17%(c)(e)         13,854          1.65%(g)       (1.54)%(g)       1.95%(g)       47.00%
====================================================================================================================================

CLASS B SHARES
Period ended
   October 31, 1998 (d)          $11.31   (2.92)%(e)(f)       $   349          2.38%(g)       (1.92)%(g)       2.39%(g)      154.69%
Year ended October 31, 1999       13.06   22.93%(f)               536          2.48%          (2.12)%          2.92%          77.74%
Year ended October 31, 2000       18.40   53.30%(f)             1,273          2.40%          (2.02)%          2.49%          79.51%
Year ended October 31, 2001        9.27  (24.16)%(f)            1,315          2.40%          (2.08)%          2.73%          52.47%
Six months ended
  April 30, 2002 (Unaudited)      10.08    8.74%(e)(f)          2,808          2.40%(g)       (2.29)%(g)       2.70%(g)       47.00%
====================================================================================================================================

CLASS C SHARES
Period ended
   October 31, 1999 (h)          $13.13   21.00%(e)(f)        $   289          2.38%(g)       (2.02)%(g)       2.77%(g)       77.74%
Year ended October 31, 2000       18.51   53.32%(f)               707          2.40%          (2.02)%          2.46%          79.51%
Year ended October 31, 2001        9.35  (24.17)%(f)              407          2.40%          (2.06)%          2.71%          52.47%
Six months ended
  April 30, 2002 (Unaudited)      10.17    8.77%(e)(f)            419          2.40%(g)       (2.29)%(g)       2.70%(g)       47.00%
====================================================================================================================================


*    Less than $0.005 per share.

**   Calculated using average shares.

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(c)  Excludes sales charge.

(d)  Class B Shares commenced operations on January 6, 1998.

(e)  Not annualized.

(f)  Excludes redemption charge.

(g)  Annualized.

(h)  Class C Shares commenced operations on November 4, 1998.



See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS 53


                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------


1.   ORGANIZATION:

         The HSBC Investor Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the "Act"), as open-end management investment companies. The Trust and Advisor Trust (collectively the "Trusts") contain the following funds (individually a "Fund," collectively the "Funds"):

         FUND                                         SHORT NAME                      TRUST
         HSBC Investor Limited Maturity Fund          Limited Maturity Fund           Trust
         HSBC Investor Fixed Income Fund              Fixed Income Fund               Advisor Trust
         HSBC Investor Bond Fund                      Bond Fund                       Trust
         HSBC Investor New York Tax-Free Bond Fund    New York Tax-Free Bond Fund     Trust
         HSBC Investor Balanced Fund                  Balanced Fund                   Trust
         HSBC Investor Equity Fund                    Equity Fund                     Trust
         HSBC Investor Growth and Income Fund         Growth and Income Fund          Trust
         HSBC Investor Mid-Cap Fund                   Mid-Cap Fund                    Trust
         HSBC Investor International Equity Fund      International Equity Fund       Advisor Trust
         HSBC Investor Overseas Equity Fund           Overseas Equity Fund            Trust
         HSBC Investor Small Cap Equity Fund          Small Cap Equity Fund           Advisor Trust
         HSBC Investor Opportunity Fund               Opportunity Fund                Trust

         The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

         The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a "Feeder Fund," collectively the "Feeder Funds") utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below), per the following schedule:

                                                                                        PROPORTIONATE
                                                                                         INTEREST ON
         FUND                        RESPECTIVE PORTFOLIO                              APRIL 30, 2002
         Limited Maturity Fund       HSBC Investor Limited Maturity Portfolio                63.9%
         Fixed Income Fund           HSBC Investor Fixed Income Portfolio                    75.2%
         Bond Fund                   HSBC Investor Fixed Income Portfolio                     3.6%
         International Equity Fund   HSBC Investor International Equity Portfolio            74.0%
         Overseas Equity Fund        HSBC Investor International Equity Portfolio             3.3%
         Small Cap Equity Fund       HSBC Investor Small Cap Equity Portfolio                70.6%
         Opportunity Fund            HSBC Investor Small Cap Equity Portfolio                 5.1%

         The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a "Portfolio," collectively the "Portfolios"), are diversified series of the HSBC Investor Portfolio Trust (the "Portfolio Trust"), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

         The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Balanced Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund


54 HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

     each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.


2.   SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.


     SECURITIES VALUATION:


     A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.


     B. FEEDER FUNDS

         The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.


     SECURITIES TRANSACTIONS AND RELATED INCOME:


     A. NEW YORK TAX-FREE BOND FUND, BALANCED FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

         Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.


     B. FEEDER FUNDS

         The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.



                                                HSBC INVESTOR FAMILY OF FUNDS 55

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

FUTURES CONTRACTS:

         The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin", are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

         Futures contracts may also be entered into for non-hedging purposes. A "sale" of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

         Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.


     OPTIONS:

         The Growth and Income Fund and the Mid-Cap Fund write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is "covered" if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss.


     EXPENSE ALLOCATION:

         Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.


     DIVIDENDS TO SHAREHOLDERS:

         The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semi-annually in the case of the Balanced Fund, Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

         The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

         The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification. The Funds may utilize equalization accounting for tax


56 HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


     purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.


     FEDERAL INCOME TAXES:

         Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.


3.   CALL OPTIONS WRITTEN:

         The following is a summary of covered call option activity for the Growth and Income Fund for the six months ended April 30, 2002:

                                                                                 NUMBER OF         PREMIUMS
                                                                                 CONTRACTS         RECEIVED

         Options outstanding at October 31, 2001...................                    250        $ 104,122
         Options written...........................................                    775          354,055
         Options terminated in closing purchase transactions.......                   (775)        (339,804)
                                                                                  --------        ---------
         Options outstanding at April 30, 2002.....................                    250        $ 118,373
                                                                                  ========        =========

         The following is a summary of covered call option activity for the Mid-Cap Fund for the six months ended April 30, 2002:

                                                                                 NUMBER OF         PREMIUMS
                                                                                 CONTRACTS         RECEIVED

         Options outstanding at October 31, 2001...................                    730        $ 208,018
         Options written...........................................                  1,570          282,316
         Options terminated in closing purchase transactions.......                 (2,300)        (490,334)
                                                                                  --------        ---------
         Options outstanding at April 30, 2002.....................                     --        $      --
                                                                                  ========        =========

4.   RELATED PARTY TRANSACTIONS WITH AFFILIATES:


     INVESTMENT MANAGEMENT:

         HSBC Asset Management (Americas) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Balanced Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

         FUND                                                           FEE RATE
         New York Tax-Free Bond Fund .................................     0.25%
         Balanced Fund ...............................................     0.55%
         Growth and Income Fund ......................................     0.55%
         Mid-Cap Fund ................................................     0.55%



                                                HSBC INVESTOR FAMILY OF FUNDS 57

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


         HSBC also serves as Investment Adviser to the Equity Fund. Alliance Capital Management L.P. and Institutional Capital Corporation serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, Alliance Capital Management and Institutional Capital Corporation receive a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS                              FEE RATE
         Up to $50 million ...........................................    0.500%
         In excess of $50 million but not exceeding $100 million .....    0.425%
         In excess of $100 million but not exceeding $200 million ....    0.375%
         In excess of $200 million ...................................    0.325%


     ADMINISTRATION:

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Trusts as Administrator, is a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS                              FEE RATE

         Up to $1 billion.............................................     0.10%
         In excess of $1 billion but not exceeding $2 billion.........     0.08%
         In excess of $2 billion......................................     0.07%

         The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets.


     DISTRIBUTION PLAN:

         BISYS Fund Services Limited Partnership ("BISYS"), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the "Distributor"). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents actual expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $163,307 in commissions from sales of the funds of which $935 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the six months ended April 30, 2002, neither the Distributor nor HSBC have retained any monies from dealer commissions.


58       HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------


     SHAREHOLDER SERVICING:

         The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.


     FEE REDUCTIONS:

         The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Overseas Equity Fund and the Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                                           EXPENSE
         FUND                                                               CLASS       LIMITATION

         Limited Maturity Fund........................................         A              1.10%
         Limited Maturity Fund........................................         B              1.85
         Limited Maturity Fund........................................         C              1.85
         Limited Maturity Fund........................................         Y              0.85
         Bond Fund....................................................         A              1.10
         Bond Fund....................................................         B              1.85
         Bond Fund....................................................         C              1.85
         New York Tax-Free Bond Fund..................................         A              0.95
         New York Tax-Free Bond Fund..................................         B              1.70
         New York Tax-Free Bond Fund..................................         C              1.70
         New York Tax-Free Bond Fund..................................         Y              0.70
         Overseas Equity Fund.........................................         A              1.85
         Overseas Equity Fund.........................................         B              2.60
         Overseas Equity Fund.........................................         C              2.60
         Opportunity Fund.............................................         A              1.65
         Opportunity Fund.............................................         B              2.40
         Opportunity Fund.............................................         C              2.40

     FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

         BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual per fund fee accrued daily and paid monthly.

                                                HSBC INVESTOR FAMILY OF FUNDS 59

                  HSBC INVESTOR FAMILY OF FUNDS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------



5.   INVESTMENT TRANSACTIONS:

         Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended April 30, 2002, totaled:

                                                      PURCHASES            SALES

         New York Tax-Free Bond Fund ........      $  9,197,091     $  3,970,709
         Balanced Fund ......................         6,385,692        5,834,784
         Equity Fund ........................       141,369,854       46,884,811
         Growth and Income Fund .............        85,065,857       92,059,238
         Mid-Cap Fund .......................       152,273,794      127,566,545

         Contributions and withdrawals of the respective Portfolios for the six months ended April 30, 2002, totaled:

                                                  CONTRIBUTIONS      WITHDRAWALS

         Limited Maturity Fund ..............      $ 20,246,546     $  4,515,922
         Fixed Income Fund ..................       195,766,280       40,930,775
         Bond Fund ..........................         7,660,232        1,572,215
         International Equity Fund ..........       199,314,956      158,000,285
         Overseas Equity Fund ...............         3,441,134          647,173
         Small Cap Equity Fund ..............        84,144,512       44,428,144
         Opportunity Fund ...................         3,687,039        1,412,754

6.   CONCENTRATION OF CREDIT RISK:
         The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent. The New York Tax-Free Bond Fund had the following concentrations by municipal funding sources at April 30, 2002, (as a percentage of total investments):

         Development ...............................................        3.4%
         Education .................................................       11.6
         Finance ...................................................       15.7
         General Obligation ........................................       14.8
         Hospitals .................................................        7.0
         Medical ...................................................        4.1
         Multifamily Housing .......................................        4.5
         Pollution .................................................        3.1
         Single Family Housing .....................................        7.1
         Transportation ............................................       17.4
         Utilities .................................................       11.3
                                                                          -----
                                                                          100.0%
                                                                          =====


60       HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR LIMITED MATURITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 56.2%
                                                                       PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
FEDERAL FARM CREDIT BANK - 0.8%
5.56%, 6/14/05.................................         1,000,000      1,004,133
                                                                     -----------
Federal Home Loan Bank - 7.4%
5.38%, 1/5/04..................................         1,500,000      1,552,857
5.13%, 3/6/06..................................         8,000,000      8,173,200
                                                                     -----------
                                                                       9,726,057
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 11.4%
6.88%, 1/15/05.................................         2,000,000      2,149,306
5.25%, 9/6/06..................................         2,000,000      2,024,778
6.00%, 6/15/11.................................         3,000,000      3,061,941
Pool #C01188, 7.00%, 6/1/31....................         7,638,477      7,884,020
                                                                     -----------
                                                                      15,120,045
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.4%
5.75%, 2/15/08.................................         3,500,000      3,605,487
6.40%, 5/14/09.................................         2,000,000      2,061,228
Pool #535063, 6.50%, 12/1/14...................         3,740,439      3,869,810
Pool #535933, 6.50%, 5/1/31....................         5,757,078      5,831,712
Pool #593187, 7.00%, 11/1/31...................        10,000,000     10,324,756
                                                                     -----------
                                                                      25,692,993
                                                                     -----------
U.S. TREASURY BONDS - 2.9%
8.00%, 11/15/21................................         3,000,000      3,798,399
                                                                     -----------
U.S. TREASURY NOTES - 14.3%
5.88%, 11/15/04................................         5,000,000      5,275,780
5.63%, 2/15/06.................................         5,500,000      5,780,587
3.50%, 11/15/06................................         2,000,000      1,925,938
4.75%, 11/15/08................................         2,000,000      1,993,282
5.00%, 2/15/11.................................         4,000,000      3,978,124
                                                                     -----------
                                                                      18,953,711
                                                                     -----------
TOTAL U.S. GOVERNMENT AND
  GOVERNMENT AGENCY
  OBLIGATIONS..................................                       74,295,338
                                                                     -----------

Corporate Obligations - 30.7%

AUTO MANUFACTURERS - 1.2%
General Motors Corp., 7.20%, 1/15/11...........         1,500,000      1,533,722
                                                                     -----------

BANKING & FINANCE - 13.9%
Bank of America Corp., 7.40%, 1/15/11..........         1,500,000      1,614,966
Citigroup, Inc., 6.50%, 1/18/11................         1,500,000      1,534,773
Countrywide Home Loan, Inc.,
  5.50%, 8/1/06................................         2,500,000      2,505,369
General Electric Capital Corp.,
  5.00%, 2/15/07...............................         2,000,000      1,984,308
Goldman Sachs Group, Inc.,
  6.60%, 1/15/12...............................         2,000,000      1,987,748
Heller Financial, Inc., 6.40%, 1/15/03.........         1,500,000      1,539,491
Household Finance Corp., 6.50%, 1/24/06........           500,000        512,768
Household Finance Corp.,
  6.38%, 10/15/11..............................         1,000,000        965,016
Lehman Brothers Holdings, Inc.,
  6.25%, 5/15/06...............................         1,000,000      1,030,293
Merrill Lynch & Co., 5.70%, 2/6/04.............         2,000,000      2,064,307
The Allstate Corp., 6.13%, 2/15/12.............         1,000,000        994,839
Washington Mutual, Inc., 6.25%, 5/15/06........         1,500,000      1,538,892
                                                                     -----------
                                                                      18,272,770
                                                                     -----------

Corporate Obligations, continued
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
CONSUMER MANUFACTURING - 1.1%
Honeywell International, Inc.,
  5.13%, 11/1/06...............................         1,500,000      1,482,296
                                                                     -----------

CONSUMER PRODUCTS - 4.2%
Anheuser-Busch Companies, Inc.,
  6.00%, 4/15/11...............................         1,500,000      1,516,352
PepsiCo, Inc., 5.75%, 1/15/08..................         1,500,000      1,557,485
Procter & Gamble Co., 4.00%, 4/30/05...........         2,500,000      2,504,447
                                                                     -----------
                                                                       5,578,284
                                                                     -----------

FINANCE - 3.0%
Ford Motor Credit Co., 6.50%, 1/25/07..........         2,500,000      2,483,765
General Electric Capital Corp.,
  6.75%, 3/15/32...............................         1,500,000      1,481,133
                                                                     -----------
                                                                       3,964,898
                                                                     -----------

FOOD - 0.7%
Kraft Foods, Inc., 5.63%, 11/1/11..............         1,000,000        966,889
                                                                     -----------

HEALTH CARE - 0.4%
United Healthcare Corp., 5.20%, 7/17/07........           500,000        494,514
                                                                     -----------

MEDIA - 0.7%
AOL Time Warner, Inc., 6.13%, 4/15/06..........         1,000,000        978,989
                                                                     -----------

PHARMACEUTICALS - 1.5%
Pfizer, Inc., 3.63%, 11/1/04...................         2,000,000      1,991,168
                                                                     -----------

RETAIL - 1.5%
Wal-Mart Stores, Inc., 3.25%, 9/29/03..........         2,000,000      2,002,980
                                                                     -----------

TELECOMMUNICATIONS - 2.5%
BellSouth Corp., 6.00%, 10/15/11...............           500,000        482,770
Cingular Wireless, 6.50%, 12/15/11 (b) ........           500,000        476,210
Qwest Capital Funding, Inc., 7.00%, 8/3/09.....         2,000,000      1,430,348
Worldcom, Inc., 6.50%, 5/15/04.................         1,500,000        885,000
                                                                     -----------
                                                                       3,274,328
                                                                     -----------
TOTAL CORPORATE
  OBLIGATIONS..................................                       40,540,838
                                                                     -----------

Collateralized Mortgage Obligations - 5.4%

Federal Home Loan Mortgage Corp.,
  Series 40 HA, 6.50%, 8/17/21.................         6,800,000      7,082,951
                                                                     -----------
TOTAL COLLATERIZED
  MORTGAGE OBLIGATIONS.........................                        7,082,951
                                                                     -----------

Asset Backed Securities - 5.0%

American Express Credit Account Master
  Trust, 1999-2 A, 5.95%, 12/15/06.............         1,500,000      1,565,699
CIT Equipment Collateral, 2001-A A3,
  4.32%, 5/20/05...............................         2,000,000      2,026,612
Honda Auto Receivables Owner Trust,
  2002-1 A3, 3.50%, 10/15/02...................         3,000,000      3,006,845
                                                                     -----------
TOTAL ASSET BACKED
  SECURITIES...................................                        6,599,156
                                                                     -----------


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 61

                  HSBC INVESTOR LIMITED MATURITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

Yankee Bonds - 0.8%
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
Tyco International Group SA,
  6.88%, 9/5/02................................         1,100,000      1,078,017
                                                                     -----------
TOTAL YANKEE BONDS.............................                        1,078,017
                                                                     -----------

 Investment Companies - 0.7%
                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
Dreyfus Cash Management Fund...................           876,774        876,774
                                                                     -----------
TOTAL INVESTMENT COMPANIES.....................                          876,774
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $130,350,857) (a) - 98.8%..............                      130,473,074
                                                                     ===========


------------------
Percentages indicated are based on net assets of $132,059,104.

(a)  Cost differs from value by net unrealized appreciation as follows:

   Unrealized appreciation.....................      $  1,622,605
   Unrealized depreciation.....................        (1,500,388)
                                                     ------------
   Net unrealized appreciation.................      $    122,217
                                                     ============

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.


62 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR FIXED INCOME PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited)
                  --------------------------------------------------------------

U.S. Government and Government Agency Obligations - 54.9%

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
FEDERAL FARM CREDIT BANK - 1.0%
5.56%, 6/14/05.................................         4,000,000      4,016,532
                                                                     -----------
FEDERAL HOME LOAN BANK - 3.0%
4.40%, 11/20/06................................         9,000,000      8,843,760
6.11%, 10/11/11................................         3,500,000      3,470,110
                                                                     -----------
                                                                      12,313,870
                                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 16.6%
5.25%, 11/17/04................................         7,000,000      7,009,772
5.75%, 9/15/10.................................         4,910,000      4,546,470
6.25%, 10/15/22................................         7,000,000      7,238,514
Pool #180881, 10.50%, 10/1/11..................            26,052         29,018
Pool #308433, 10.50%, 11/1/18..................             9,456         10,637
Pool #555201, 11.00%, 9/1/16...................            17,768         20,013
Pool #555283, 10.00%, 9/1/17...................            80,539         89,074
Pool #A00814, 10.00%, 11/1/20..................           179,986        201,184
Pool #A01417, 10.00%, 3/1/21...................           145,406        161,905
Pool #A01521, 9.50%, 12/1/16...................            54,013         59,772
Pool #A01663, 10.00%, 11/1/16..................           159,094        176,741
Pool #A01706, 10.00%, 6/1/17...................           192,756        214,627
Pool #C00368, 8.50%, 10/1/24...................           438,398        474,052
Pool #C00922, 8.00%, 2/1/30....................         5,732,728      6,065,190
Pool #C01081, 8.50%, 10/1/30...................           422,550        450,442
Pool #C38572, 8.00%, 5/1/30....................           438,830        463,446
Pool #C39168, 8.00%, 6/1/30....................           415,568        438,879
Pool #C39291, 8.00%, 6/1/30....................           413,780        436,991
Pool #C39320, 8.00%, 6/1/30....................           408,214        431,112
Pool #C39745, 8.00%, 6/1/30....................           257,376        271,813
Pool #C41005, 8.50%, 8/1/30....................           366,796        391,008
Pool #C41562, 8.00%, 8/1/30....................           295,486        312,062
Pool #C41674, 8.00%, 8/1/30....................           261,005        275,646
Pool #C41797, 8.00%, 9/1/30....................           300,481        317,337
Pool #C42016, 8.00%, 9/1/30....................           485,927        513,185
Pool #C42095, 8.00%, 9/1/30....................           420,298        443,874
Pool #C42343, 8.00%, 9/1/30....................           283,665        299,578
Pool #C43224, 8.50%, 10/1/30...................            46,480         49,548
Pool #C43803, 8.50%, 10/1/30...................           131,469        140,147
Pool #C54447, 7.00%, 7/1/31....................         2,752,534      2,841,015
Pool #C60712, 6.50%, 11/1/31...................        16,623,853     16,853,973
Pool #C80387, 6.50%, 4/1/26....................           674,922        689,483
Pool #D18976, 10.00%, 3/1/20...................           176,445        195,365
Pool #D57038, 9.00%, 10/1/24...................            24,486         26,797
Pool #G00951, 6.00%, 7/1/28....................         5,242,153      5,224,844
Pool #G01317, 7.00%, 10/1/31...................         9,386,309      9,688,037
Pool# D62926, 6.50%, 8/1/25....................           886,180        905,767
                                                                     -----------
                                                                      67,957,318
                                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 19.9%
5.00%, 3/12/07.................................         2,300,000      2,300,511
6.75%, 1/25/08.................................         9,625,921      9,963,183
6.00%, 8/22/08.................................        15,000,000     15,119,489
6.25%, 5/15/29.................................         5,995,000      5,956,283
7.25%, 5/15/30.................................         1,730,000      1,944,596
Pool #124783, 10.50%, 12/1/16..................            19,126         21,150
Pool #250202, 8.50%, 11/1/14...................           294,937        318,729
Pool #250282, 8.50%, 3/1/15....................            75,413         81,466
Pool #253438, 8.50%, 9/1/30....................         1,490,637      1,591,857
Pool #253461, 8.50%, 7/1/20....................           138,363        147,413
Pool #253517, 8.50%, 11/1/30...................           201,491        215,173
Pool #253576, 8.50%, 10/1/20...................           182,282        194,204



U.S. Government and Government Agency Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
Pool #253774, 8.50%, 2/1/31....................           337,436        360,351
Pool #253872, 8.50%, 5/1/31....................           194,262        207,455
Pool #303157, 10.00%, 5/1/22...................            20,401         22,698
Pool #323073, 10.50%, 10/1/18..................           147,626        165,013
Pool #323166, 9.50%, 8/1/22....................           289,716        319,696
Pool #323559, 10.00%, 6/1/20...................           232,333        259,987
Pool #328970, 7.00%, 11/1/25...................           443,210        460,240
Pool #329530, 7.00%, 12/1/25...................         1,638,393      1,701,348
Pool #329655, 7.00%, 11/1/25...................         1,261,159      1,309,619
Pool #356905, 6.32% (b)........................         2,032,169      2,103,844
Pool #398509, 6.50%, 10/1/12...................           412,056        427,826
Pool #398958, 6.50%, 10/1/12...................         1,363,251      1,415,424
Pool #418458, 10.00%, 11/1/18..................           461,422        514,866
Pool #427683, 10.50%, 6/1/09...................           403,843        443,124
Pool #44176, 10.00%, 6/1/20....................            37,475         41,960
Pool #513942, 8.50%, 9/1/29....................           526,427        566,144
Pool #535332, 8.50%, 4/1/30....................         1,113,102      1,197,081
Pool #535440, 8.50%, 8/1/30....................         1,436,992      1,534,568
Pool #535608, 9.50%, 4/1/30....................         1,310,957      1,446,210
Pool #536285, 8.50%, 8/1/30....................            10,197         10,890
Pool #548965, 8.50%, 7/1/30....................           909,597        971,361
Pool #551989, 8.50%, 10/1/30...................           405,882        433,442
Pool #556565, 8.50%, 10/1/30...................           121,359        129,600
Pool #559452, 8.50%, 1/1/31....................            75,533         80,662
Pool #560796, 8.50%, 10/1/30...................            80,994         86,494
Pool #560880, 8.50%, 3/1/31....................           169,553        181,068
Pool #562204, 8.50%, 12/1/30...................            74,905         79,991
Pool #562338, 8.50%, 1/1/31....................           239,148        255,387
Pool #563935, 8.50%, 1/1/31....................            35,651         38,072
Pool #566660, 8.50%, 12/1/30...................            22,433         23,956
Pool #568486, 7.00%, 1/1/31....................         1,269,446      1,310,685
Pool #572688, 8.50%, 2/1/31....................           260,423        278,109
Pool #573601, 8.50%, 3/1/31....................           314,341        335,689
Pool #573718, 8.50%, 2/1/31....................           192,465        205,534
Pool #573752, 8.50%, 2/1/31....................         1,491,997      1,593,309
Pool #575328, 6.50%, 4/1/31....................         3,375,651      3,419,412
Pool #575689, 8.50%, 10/1/30...................            28,800         30,973
Pool #576146, 8.50%, 1/1/31....................           183,889        196,376
Pool #577306, 8.50%, 4/1/31....................           137,041        146,348
Pool #583128, 8.50%, 2/1/31....................           239,058        255,291
Pool #83435, 10.00%, 11/1/19...................            18,420         20,612
Pool #83880, 10.00%, 11/1/19...................             1,827          2,044
Pool #84964, 10.00%, 11/1/19...................             6,057          6,773
Pool #87291, 10.00%, 1/1/20....................             3,681          4,121
Pool# 623129, 6.50%, 1/1/32....................        14,876,797     15,069,657
Series 1993-104, Class C, 6.50%, 3/25/21.......         3,195,995      3,238,119
                                                                     -----------
                                                                      80,755,483
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 4.0%
Pool #120587, 13.50%, 11/15/14.................            12,238         14,548
Pool #136224, 10.00%, 11/15/15.................            31,026         34,849
Pool #150312, 11.50%, 2/15/16..................            10,652         12,294
Pool #164353, 10.50%, 6/15/16..................            22,019         24,991
Pool #164356, 10.50%, 6/15/16..................            65,576         74,425
Pool #199010, 10.00%, 1/15/17..................            14,372         16,159
Pool #208701, 9.50%, 4/15/20...................            11,682         12,968
Pool #227192, 10.00%, 6/15/19..................            23,147         26,020
Pool #253821, 10.00%, 10/15/18.................            15,991         17,980
Pool #257153, 10.00%, 11/15/18.................             7,110          7,994


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 63

                  HSBC INVESTOR FIXED INCOME PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

U.S. Government and Government Agency Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
Pool #265085, 10.00%, 4/15/19..................            14,384         16,169
Pool #271874, 10.00%, 4/15/19..................             6,396          7,190
Pool #278742, 10.50%, 9/15/19..................            37,980         43,249
Pool #282210, 10.50%, 11/15/19.................            52,133         59,366
Pool #301274, 10.00%, 1/15/21..................            29,539         33,208
Pool #346406, 7.50%, 2/15/23...................         1,098,704      1,164,689
Pool #39798, 11.00%, 6/15/10...................            14,085         15,886
Pool #412530, 7.50%, 12/15/25..................         1,628,064      1,720,390
Pool #780047, 9.00%, 12/15/17..................           374,516        412,385
Pool #780066, 10.50%, 12/15/20.................           153,585        174,524
Pool #780081, 10.00%, 2/15/25..................            49,986         56,202
Pool #780127, 10.50%, 4/15/25..................            44,212         50,207
Pool #780164, 10.00%, 12/15/17.................            92,900        104,354
Pool #780203, 9.50%, 12/15/17..................           249,510        276,489
Pool #780311, 9.50%, 12/15/21..................           175,956        195,222
Pool #780377, 9.00%, 12/15/19..................           332,393        365,843
Pool #780378, 11.00%, 1/15/19..................            86,275         98,596
Pool #780384, 11.00%, 2/15/17..................           104,998        119,939
Pool #780472, 10.00%, 3/15/25..................           153,586        172,687
Pool #780517, 10.50%, 1/15/18..................            35,371         40,103
Pool #780614, 11.00%, 3/15/18..................           242,798        278,644
Pool #780784, 10.00%, 8/15/21..................           241,960        272,012
Pool #780804, 10.00%, 12/15/20.................           686,765        772,160
Pool #780826, 9.50%, 5/15/18...................           447,242        495,738
Pool #780904, 9.50%, 7/15/18...................           310,775        344,320
Pool #780991, 9.00%, 11/15/24..................           335,135        368,516
Pool #781300, 7.00%, 6/15/31...................         5,404,334      5,586,883
Pool #80094, 6.75% (b).........................            74,435         76,775
Pool #80106, 6.75% (b).........................           205,457        211,909
Pool #80114, 6.75% (b).........................           136,491        140,774
Pool #80123, 6.63% (b).........................           241,201        249,290
Pool #80137, 6.63% (b).........................           264,771        273,642
Pool #80145, 6.63% (b).........................            62,659         64,758
Pool #80156, 6.38% (b).........................            74,764         76,136
Pool #8599, 6.38% (b)..........................            77,318         78,967
Pool #8613, 6.38% (b)..........................           207,980        212,416
Pool #8619, 6.38% (b)..........................            49,472         50,775
Pool #8621, 6.38% (b)..........................           250,474        257,063
Pool #8623, 6.38% (b)..........................           172,457        176,994
Pool #8624, 6.38% (b)..........................           381,450        391,491
Pool #8628, 6.38% (b)..........................            53,351         54,756
Pool #8631, 6.38% (b)..........................           114,670        117,687
Pool #8634, 6.38% (b)..........................            60,565         62,160
Pool #8643, 6.38% (b)..........................           159,459        163,655
Pool #8646, 6.38% (b)..........................           102,105        104,794
Pool #8663, 7.75% (b)..........................            56,213         58,113
Pool #8686, 7.75% (b)..........................           199,083        205,799
                                                                     -----------
                                                                      16,515,153
                                                                     -----------
U.S. TREASURY BONDS - 8.6%
8.00%, 11/15/21................................        22,600,000     28,614,605
6.25%, 5/15/30.................................         3,900,000      4,189,150
5.38%, 2/15/31.................................         2,500,000      2,420,703
                                                                     -----------
                                                                      35,224,458
                                                                     -----------



U.S. Government and Government Agency Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
U.S. TREASURY NOTES - 1.8%
5.75%, 8/15/03.................................         2,000,000      2,079,844
5.00%, 2/15/11.................................         3,100,000      3,083,046
5.00%, 8/15/11.................................         2,400,000      2,381,813
                                                                     -----------
                                                                       7,544,703
                                                                     -----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT AGENCY
  OBLIGATIONS..................................                      224,327,517
                                                                     -----------

Corporate Obligations - 30.4%

Aerospace & Defense - 1.3%
Lockheed Martin Corp., 8.20%, 12/1/09..........         2,500,000      2,811,074
Lockheed Martin Corp., 7.75%, 5/1/26...........         1,750,000      1,901,505
Lockheed Martin Corp., 8.50%, 12/1/29..........           600,000        712,982
                                                                     -----------
                                                                       5,425,561
                                                                     -----------

AUTOMOTIVE - 0.2%
Ford Motor Co., 6.63%, 10/1/28.................           830,000        698,654
Ford Motor Co., 7.45%, 7/16/31.................           335,000        315,602
                                                                     -----------
                                                                       1,014,256
                                                                     -----------

BANKING - 0.5%
Bank of America Corp., 7.40%, 1/15/11.2,000,000                        2,153,288
                                                                     -----------

COMPUTER SOFTWARE & SYSTEMS - 0.1%
Hyundai Semiconductor,
  8.25%, 5/15/04 (c)...........................            75,000         61,938
Hyundai Semiconductor,
  8.63%, 5/15/07 (c)...........................           220,000        168,426
                                                                     -----------
                                                                         230,364
                                                                     -----------
CONSUMER PRODUCTS - 0.8%
Philip Morris Cos., Inc., 6.38%, 2/1/06........         3,000,000      3,103,167
                                                                     -----------

ELECTRIC - INTEGRATED - 1.3%
Ontario Electricity Financial,
  6.10%, 1/30/08...............................         5,000,000      5,205,590
                                                                     -----------

FINANCE - 18.2%
AIG SunAmerica Global Financing
  VI, 6.30%, 5/10/11 (c).......................         1,285,000      1,305,363
Anthem Insurance, 9.13%, 4/1/10 (c)............           410,000        454,400
Anthem Insurance, 9.00%, 4/1/27 (c)............           610,000        661,600
Associates Corp. NA, 5.75%, 11/1/03............         5,000,000      5,176,525
AXA Financial, Inc., 6.50%, 4/1/08.............           330,000        338,710
CIT Group, Inc., 7.38%, 4/2/07.................         4,450,000      4,351,851
Citigroup, Inc., 7.25%, 10/1/10................         1,315,000      1,409,901
EOP Operating LP, 7.50%, 4/19/29...............           325,000        317,781
Farmers Exchange Capital,
  7.05%, 7/15/28 (c)...........................           775,000        608,764
Farmers Insurance Exchange,
  8.63%, 5/1/24 (c)............................           475,000        439,091
Florida Property & Casualty,
  7.38%, 7/1/03 (c)............................           250,000        258,741
Florida Windstorm, 7.13%, 2/25/19 (c)..........         1,215,000      1,250,937
Ford Motor Credit Co., 6.50%, 1/25/07..........         4,300,000      4,272,076
Ford Motor Credit Co., 7.38%, 10/28/09.........         1,280,000      1,291,812
General Electric Capital Corp.,
  8.75%, 5/21/07...............................         2,600,000      2,981,722


64 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR FIXED INCOME PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------


Corporate Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
General Electric Capital Corp.,
  7.38%, 1/19/10...............................           895,000        968,419
General Electric Capital Corp.,
  6.88%, 11/15/10..............................         4,000,000      4,203,492
General Electric Capital Corp.,
  6.75%, 3/15/32...............................        10,800,000     10,664,157
General Motors Acceptance Corp.,
  8.00%, 11/1/31...............................        11,000,000     11,532,025
Goldman Sachs Group, Inc.,
  6.88%, 1/15/11...............................         6,160,000      6,263,912
Hutchison Whampoa Ltd.,
  7.45%, 8/1/17 (c)............................           805,000        816,109
Jet Equipment Trust, 10.00%, 6/15/12 (c).......           175,000        140,651
Lehman Brothers, 7.88%, 8/15/10................         7,500,000      8,075,557
Metropolitan Life Insurance Co.,
  7.45%, 11/1/23 (c)...........................           625,000        621,883
Metropolitan Life Insurance Co.,
  7.80%, 11/1/25 (c) ..........................           550,000        577,683
New York Life Insurance,
  7.50%, 12/15/23 (c)..........................           500,000        499,327
Oil Purchase Co. II, 7.10%, 4/30/02 (c)........            58,685         58,685
Oil Purchase Co. II, 10.73%, 1/31/04 (c).......           115,808        117,075
PNC Institutional Capital Trust A,
  7.95%, 12/15/26 (c)..........................           375,000        379,131
Prime Property Funding II,
  6.80%, 8/15/02 (c)...........................           215,000        217,106
Prime Property Funding II,
  7.00%, 8/15/04 (c)...........................           420,000        434,516
Prudential Insurance Co., 8.30%, 7/1/25 (c)....         1,095,000      1,180,637
Travelers Property Casualty Corp.,
  7.75%, 4/15/26...............................         2,000,000      2,102,056
                                                                     -----------
                                                                      73,971,695
                                                                     -----------

FOOD - DIVERSIFIED - 1.6%
Kellogg Co., 6.60%, 4/1/11.....................         6,500,000      6,680,766
                                                                     -----------

GOVERNMENTS (FOREIGN) - 0.1%
United Mexican States, 8.13%, 12/30/19.........           495,000        500,445
                                                                     -----------

HEALTH CARE - 0.7%
American Home Products Corp.,
  6.70%, 3/15/11...............................           960,000        999,280
Health Net, Inc., 8.38%, 4/15/11...............           590,000        637,485
Pharmacia Corp., 6.60%, 12/1/28................         1,025,000      1,024,793
                                                                     -----------
                                                                       2,661,558
                                                                     -----------

HOTELS & LODGING - 0.1%
Harrahs Operating Co., Inc., 8.00%, 2/1/11.....           575,000        611,718
                                                                     -----------

MEDIA - 0.2%
CSC Holdings, Inc., 8.13%, 7/15/09.............           110,000        107,933
Viacom, Inc., 6.63%,  5/15/11..................           785,000        790,609
                                                                     -----------
                                                                         898,542
                                                                     -----------

OIL & GAS - 0.9%
Anadarko Finance Co., 6.75%, 5/1/11............         2,500,000      2,563,755
Conoco, Inc., 6.95%, 4/15/29...................         1,130,000      1,149,911
                                                                     -----------
                                                                       3,713,666
                                                                     -----------



Corporate Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
REFUSE SYSTEMS - 0.1%
Waste Management, Inc., 7.38%, 5/15/29.........           320,000        313,475
                                                                     -----------

RENTAL AUTO & EQUIPMENT - 1.6%
Hertz Corp., 2.42% (b).........................         7,000,000      6,488,230
                                                                     -----------

RETAIL - 0.9%
Wal-Mart Stores, Inc., 5.45%, 8/1/06...........         3,700,000      3,777,041
                                                                     -----------

TELECOMMUNICATIONS - 1.2%
Lenfest Communications, 7.63%, 2/15/08.........           660,000        681,469
Qwest Capital Funding, Inc., 7.00%, 8/3/09.....         2,000,000      1,430,348
Worldcom, Inc., 6.50%, 5/15/04.................         4,000,000      2,360,000
WorldCom, Inc., 6.95%, 8/15/28.................         1,265,000        531,300
                                                                     -----------
                                                                       5,003,117
                                                                     -----------

TRANSPORTATION - 0.3%
Continental Airlines, 7.46%, 4/1/15............           158,821        158,630
Continental Airlines, 6.65%, 9/15/17...........           337,969        329,756
Continental Airlines, 6.55%, 2/2/19............           283,170        270,320
US Airways Pass Through Trust,
  8.11%, 2/20/17...............................           332,905        350,989
US Airways, Inc., 7.08%, 3/20/21...............           112,827        114,979
                                                                     -----------
                                                                       1,224,674
                                                                     -----------

UTILITIES - 0.3%
PSEG Energy Holdings, 9.13%, 2/10/04...........           430,000        441,448
RAS Laffan Liquid Natural Gas,
  8.29%, 3/15/14 (c)...........................           695,000        719,116
                                                                     -----------
                                                                       1,160,564
                                                                     -----------
TOTAL CORPORATE OBLIGATIONS....................                      124,137,717
                                                                     -----------

Asset Backed Securities - 3.7%

Banc of America Commercial
  Mortgage, Inc. 00 2 A2, 7.20%, 5/15/10.......         1,350,000      1,456,715
BMW Vehicle Lease Trust 00 A A2,
  6.65%, 2/25/05...............................           154,474        154,961
Citibank Credit Card Issuance Trust 00
  A3 A3, 6.88%, 11/15/09.......................         2,230,000      2,405,491
Connecticut RRB Special Purpose Trust
  CL&P-1 01 1 A5, 6.21%, 12/30/11..............         1,400,000      1,454,934
Daimler Chrysler Auto Trust 00
  E A2, 6.21%, 12/8/03.........................           517,844        523,648
Detroit Edison Securitization Funding
  LLC 01 1 A3, 5.88%, 3/1/10...................           715,000        742,798
Detroit Edison Securitization Funding
  LLC 01 1 A5, 6.42%, 3/1/15...................           835,000        867,626
First Union-Chase Commercial
  Mortgage 99 C2 A2, 6.65%, 4/15/09............         1,195,000      1,258,390
Ford Credit Auto Owner Trust 01
  A A3, 5.35%, 7/15/03.........................           424,085        426,569
Global Rated Eligible Asset Trust
  1998-A, 7.33%, 3/16/06 (d)...................           235,055         42,310
MBNA Master Credit Card Trust 00
  E A, 7.80%, 10/15/12.........................         1,200,000      1,363,109
MBNA Master Credit Card Trust 99 B
   A, 5.90%, 8/15/11...........................         1,055,000      1,083,580



See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 65

                  HSBC INVESTOR FIXED INCOME PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------


Asset Backed Securities, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
Peco Energy Transition Trust 00
  A A3, 7.63%, 3/1/10..........................         1,200,000      1,335,463
Peco Energy Transition Trust 01
  A A1, 6.52%, 12/31/10........................         1,100,000      1,158,884
PSE&G Transition Funding LLC 01
  1 A6, 6.61%, 6/15/15.........................           710,000        747,008
Smart (CFS) 97 6 A1, 7.71%, 4/15/06 (d)........           251,250         42,713
Toyota Auto Receivables Owner Trust
  01 A A2, 5.38%, 12/15/03.....................           100,820        101,096
                                                                     -----------
TOTAL ASSET
  BACKED SECURITIES............................                       15,165,295
                                                                     -----------

 Collateralized Mortgage Obligations - 4.6%

American Southwest Financial ..................            62,926         66,998
Securities Corp. 93 2 A1, 7.30%, 1/18/09
Chase Commercial Mortgage .....................         1,400,000      1,506,311
Securities Corp. 99 2 A2, 7.20%, 11/15/09
DLJ Mortgage Acceptance Corp. IO
  97 CF1 S, 1.04% (b) (c)......................         2,292,943         77,597
Fannie Mae 94 97 FC, 2.58% (b).................            44,452         44,699
Fannie Mae 96 14 PO, 7.93%,
  12/25/23 (e).................................            28,081         27,185
Fannie Mae IE 92 89 SQ, 18.31%,
  7/25/22 (e)..................................               181         21,397
Fannie Mae IE 97 30 SP, 22.18%,
  4/25/22 (e)..................................               503         61,988
Fannie Mae IO 00 16 PS, 6.75% (b)..............         2,054,014        149,775
Fannie Mae IO 01 4 SA, 5.69% (b)...............         2,864,462        254,822
Fannie Mae IO 200 32 SV, 6.74% (b).............         1,519,241        108,850
Fannie Mae IO 270 2, 8.50%, 9/1/23.............           825,137        188,680
Fannie Mae IO 296 2, 8.00%, 4/1/24.............         1,041,857        230,401
Fannie Mae IO 306, 8.00%, 5/1/30...............         2,360,747        411,776
Fannie Mae IO 307, 8.00%, 6/1/30...............           139,060         24,534
FHA Weyerhauser, 7.43%, 1/1/24.................           434,424        410,531
Freddie Mac 1710 D, 2.45% (b)..................            65,579         65,604
Freddie Mac IO 1534 K, 5.40% (b)...............         3,505,391        293,860
Freddie Mac IO 207, 7.00%, 4/1/30..............           741,283        140,782
Freddie Mac IO 2141 SD, 6.29% (b)..............         2,368,025        289,829
Freddie Mac IO 2182 SC, 6.59% (b)..............           292,862            856
Freddie Mac IO 2247 SC, 5.64% (b)..............         1,888,236        118,523
GE Capital Commercial Mortgage
  Corp. 01 1 A1, 6.08%, 10/15/10...............           663,096        681,036
GMAC Commercial Mortgage Securities,
   Inc. 98 C2 A2, 6.42%, 8/15/08...............         1,175,000      1,227,834
GMAC Commercial Mortgage Securities,
  Inc. IO 97 C2 X, 1.81% (b)...................         1,251,028         62,960
Government National Mortgage
  Association IO 99 29 SD, 6.14% (b)...........         1,972,459        153,574
Government National Mortgage
  Association IO 99 30 S, 6.74% (b)............         2,096,143        182,631
Government National Mortgage
  Association IO 99 30 SA, 6.14% (b)...........         2,379,834        192,067
Government National Mortgage
  Association IO 99 32 SB, 6.14% (b)...........         1,803,350        138,079
Government National Mortgage
  Association IO 99 44 SA, 6.69% (b)...........         1,632,748        172,550



Collateralized Mortgage Obligations, continued

                                                        PRINCIPAL
                                                       AMOUNT ($)      VALUE ($)
                                                       ----------    -----------
GS Mortgage Securities Corp. IO 97
  GL X2, 1.01% (b).............................         1,134,203         32,170
LB-UBS Commercial Mortgage Trust
  00 C3 A1, 7.95%, 7/15/09.....................           667,967        728,440
LB-UBS Commercial Mortgage Trust
  00 C4 A2, 7.37%, 6/15/10.....................         1,200,000      1,309,477
Morserv, Inc. 96 2 1A1, 2.70% (b)..............           106,992        107,559
Norwest Mortgage, 13.25%, 12/1/03..............               899            898
PNC Mortgage Acceptance Corp. 00
  C2 A2, 7.30%, 9/12/10........................         1,200,000      1,301,309
Ryland Mortgage Securities Corp. 94 4
  C1, 6.85%, 9/25/30...........................         1,718,805      1,715,160
Salomon Brothers Mortgage Securities
  VII 00 C3 A2, 6.59%, 10/18/10................         1,300,000      1,356,798
Union Acceptance Corp. 01 C B,
  4.73%, 11/9/09...............................         5,000,000      4,877,343
                                                                     -----------
TOTAL COLLATERALIZED
  MORTGAGE OBLIGATIONS.........................                       18,734,883
                                                                     -----------

 Yankee Bonds - 1.0%

Tyco International Group SA,
  6.88%, 9/5/02................................         4,100,000      4,018,062
                                                                     -----------
TOTAL YANKEE BONDS.............................                        4,018,062
                                                                     -----------

 Investment Companies - 4.1%

Dreyfus Cash Management Fund...................        15,269,705     15,269,706
Provident Temp Fund............................         1,330,330      1,330,330
                                                                     -----------
TOTAL INVESTMENT COMPANIES.....................                       16,600,036
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $400,613,420) (a) - 98.7%..............                      402,983,510
                                                                     ===========


------------------

Percentages indicated are based on net assets of $408,386,175.

(a)  Cost differs from value by net unrealized appreciation as follows:

     Unrealized appreciation.....................      $  7,749,346
     Unrealized depreciation.....................        (5,379,256)
                                                       ------------
     Net unrealized appreciation.................      $  2,370,090
                                                       ============

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rate presented in this report represents the rate that was in effect on April 30, 2002. Each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Represents an illiquid security, valued in good faith by the investment manager. The Portfolio has received partial payment for this security.

(e)  Rate presented indicates the effective yield at time of purchase.

IE - ("IOette") Represents the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal.

IO   - Interest Only security

PO   - Principal Only security


66 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited)
                  --------------------------------------------------------------

Common Stocks - 96.5%

                                                           Shares      Value ($)
                                                        ---------     ----------
AUSTRALIA - 3.2%
Australia & New Zealand Bank Group Ltd.........           143,421      1,461,784
BHP Billiton Ltd...............................           158,513        919,312
BHP Billiton Ltd. ADR..........................           152,055      1,756,235
Brambles Industries Ltd........................            42,300        228,514
Fosters Brewing Group Ltd......................           305,394        775,704
National Australia Bank Ltd....................            53,106        990,998
News Corp. Ltd.................................            97,247        635,015
News Corp. Ltd. ADR............................            14,375        379,213
QBE Insurance Group Ltd........................           180,000        706,585
WMC Ltd........................................           206,400      1,020,807
Woolworths Ltd.................................           263,000      1,854,362
                                                                     -----------
                                                                      10,728,529
                                                                     -----------

BRAZIL - 0.1%
Companhia Vale Do Rio Doce ADR (b).............             8,000        218,320
                                                                     -----------

CANADA - 2.6%
Abitibi-Consolidated, Inc......................            86,500        781,955
Alcan Inc. (b).................................             2,800        103,281
Bank of Nova Scotia............................            23,400        804,249
Bombardier Inc., B shares......................           159,900      1,375,199
Magna International, Inc. (b)..................            12,100        897,652
National Bank of Canada (b)....................            52,100      1,108,581
Nortel Networks Corp. ADR......................            80,200        272,680
Suncor Energy, Inc.............................            22,800        792,756
Thomson Corp...................................            68,300      2,322,645
                                                                     -----------
                                                                       8,458,998
                                                                     -----------

FINLAND - 2.9%
Nokia Corp. ADR................................            35,800        582,108
Nokia Oyj......................................           407,200      6,590,026
UPM-Kymmene Oyj................................            65,700      2,297,048
                                                                     -----------
                                                                       9,469,182
                                                                     -----------

FRANCE - 6.9%
Accor SA (b)...................................            23,200        937,822
Bouygues SA....................................           104,390      3,151,204
Essilor International SA.......................            11,700        476,116
Groupe Danone (b)..............................             8,800      1,165,663
L'Air Liquide SA (b)...........................            13,200      2,043,479
LVMH Moet Hennessy Louis Vuitton SA............            11,500        601,552
Michelin, B Shares.............................            21,900        848,566
Pechiney SA, A Shares..........................            11,500        556,474
Renault SA.....................................            36,800      1,706,107
Sanofi-Synthelabo SA (b).......................           112,620      7,210,287
Schneider Electric SA..........................            19,000        916,824
Societe Television Francaise (b)...............            24,500        697,632
Vivendi Universal SA (b).......................            77,200      2,461,903
                                                                     -----------
                                                                      22,773,629
                                                                     -----------

GERMANY - 4.6%
Aixtron AG (b).................................            24,200        379,435
Allianz Holdings AG............................             2,600        611,486
Bayerische Motoren Werke AG....................            36,400      1,453,042
Daimler Chrysler AG............................            86,400      3,993,963
Deutsche Telekom AG............................            28,100        374,243



Common Stocks, continued

                                                           Shares      Value ($)
                                                        ---------     ----------
Epcos AG (b)...................................            22,800        924,529
Infineon Technologies AG (b)...................            36,300        658,778
Infineon Technologies AG ADR (b)...............             9,100        164,164
Metro AG (b)...................................            50,900      1,628,243
MG Technologies AG.............................            34,000        333,641
Muenchener Rueckversicher AG...................             5,800      1,437,255
Siemens AG.....................................            28,400      1,719,731
Thyssen Krupp AG...............................           106,500      1,607,450
                                                                     -----------
                                                                      15,285,960
                                                                     -----------

GREECE - 0.5%
Hellenic Bottling Co. SA.......................            15,243        209,329
Hellenic Telecommunication
  Organization SA..............................            86,300      1,334,446
                                                                     -----------
                                                                       1,543,775
                                                                     -----------

HONG KONG - 4.2%
Cheung Kong Holdings Ltd. (b)..................           329,000      3,132,148
China Mobile Ltd. (b)..........................           471,500      1,544,623
Hang Seng Bank Ltd.............................           101,700      1,163,802
Hong Kong Land Holdings Ltd....................           356,000        611,238
Hutchison Whampoa Ltd. (b).....................           289,600      2,543,543
Johnson Electric Holdings......................           919,000      1,390,425
Li & Fung Ltd..................................           660,000      1,057,801
Shangri-La Asia Ltd. (b).......................           532,000        511,591
Swire Pacific Ltd., A Shares (b)...............           342,500      2,050,819
                                                                     -----------
                                                                      14,005,990
                                                                     -----------

IRELAND - 1.6%
Allied Irish Banks (b).........................            25,100        331,348
Allied Irish Banks PLC (b).....................            80,616      1,069,306
CRH PLC........................................           141,375      2,452,316
Elan Corp. PLC (b).............................            17,800        211,464
Irish Life & Permanent PLC.....................            85,500      1,163,365
                                                                     -----------
                                                                       5,227,799
                                                                     -----------

ITALY - 1.7%
Assicurazioni Generali SPA (b).................            70,200      1,696,559
ENI SpA (b)....................................           184,200      2,830,003
Telecom Italia SpA.............................            58,611        466,351
Telecom Italia SpA RNC.........................           123,000        659,470
                                                                     -----------
                                                                       5,652,383
                                                                     -----------

JAPAN - 22.9%
Acom Co., Ltd..................................            33,200      2,533,956
Advantest Corp.................................            39,900      2,874,416
Aiful Corp.....................................            15,750      1,092,932
Chubu Electric Power Company, Inc..............            42,500        640,148
Chugai Pharmaceutical Co., Ltd.................           113,000      1,350,016
Daiwa Securities Group, Inc. (b)...............           205,000      1,406,581
Fuji Soft ABC, Inc.............................            12,300        444,486
Hirose Electronics Co., Ltd....................            29,400      2,301,168
Hitachi, Ltd...................................           158,000      1,170,234
Hoya Corp......................................            19,000      1,414,642
Japan Airlines Co., Ltd. (b)...................           260,000        718,847
Japan Telecom Co., Ltd.........................               190        562,305
Jusco Co., Ltd.................................           102,000      2,637,383


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 67

                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

Common Stocks, continued

                                                           Shares      Value ($)
                                                        ---------     ----------
Keyence Corp...................................             5,130      1,038,386
Kokusai Securities Co., Ltd....................            68,000        344,237
Matsushita Communications......................             6,500        247,041
Mitsubishi Estate Co...........................           181,000      1,310,981
Mitsubishi Heavy Industries, Ltd. (b)..........           339,000      1,074,556
Mitsubishi Motors Corp. (b)....................           368,000      1,089,097
Mitsui Fudosan Co., Ltd. (b)...................           250,000      1,962,617
Mitsui Sumitomo Insurance Co., Ltd.............           331,370      1,631,042
Murata Manufacturing Co., Ltd..................            24,200      1,532,290
NEC Corp.......................................           405,000      3,122,664
Nikko Securities Co., Ltd......................           208,000        939,564
Nikon Corp.....................................           109,000      1,423,622
Nintendo Co., Ltd..............................            33,400      4,682,242
Nippon Telegraph & Telephone Corp..............               115        452,298
Nissan Motor Co., Ltd..........................           580,000      4,462,927
Nitto Denko Corp...............................             8,400        276,729
Nomura Securities Co., Ltd.....................           127,000      1,770,483
NTT DoCoMo, Inc................................               296        749,221
NTT DoCoMo, Inc. W/I (b).......................             1,184      3,015,327
Promise Co., Ltd...............................            21,900      1,154,696
Rohm Co., Ltd..................................            16,400      2,445,950
Sankyo Co., Ltd................................            43,000        654,712
Sekisui House, Ltd.............................           167,000      1,148,450
Shimamura Co., Ltd.............................               600         41,589
Shin-Etsu Chemical (b).........................            45,000      1,853,972
Shionogi & Co., Ltd............................           130,000      1,901,402
Sony Corp......................................            61,010      3,278,574
Sumitomo Realty & Development Co., Ltd.........           159,000        791,285
Suzuki Motor Corp..............................           148,000      1,778,536
Taiyo Yuden Co., Ltd...........................            39,000        710,748
TDK Corp.......................................            22,500      1,226,636
Tokyo Electric Power...........................            36,000        656,075
Tokyo Electron Ltd.............................            65,900      4,742,335
Tokyu Corp. (b)................................           213,000        706,682
Toray Industries, Inc..........................           390,000      1,126,869
UFJ Holdings (b)...............................               122        302,150
Ushio, Inc.....................................            52,000        696,573
Yamanouchi Pharmaceutical Co., Ltd. (b)........            13,000        358,411
                                                                     -----------
                                                                      75,848,083
                                                                     -----------

KOREA - 0.3%
Posco ADR......................................            35,000        855,750
                                                                     -----------

MEXICO - 1.7%
America Movil..................................            91,400      1,704,610
Telefonos De Mexico ADR........................           107,400      4,064,016
                                                                     -----------
                                                                       5,768,626
                                                                     -----------

NETHERLANDS - 8.5%
ABN Amro Holding NV (b)........................            87,700      1,738,582
Aegon NV (b)...................................           239,700      5,507,839
ASM Lithography Holding NV (b).................           120,800      2,743,093
Hagemeyer NV...................................            45,000        890,062
Heineken Holding NV (b)........................            33,375      1,127,482
Heineken NV....................................           107,625      4,849,044
ING Groep NV...................................            37,000        976,883



Common Stocks, continued

                                                           Shares      Value ($)
                                                        ---------     ----------
Koninklijke (Royal) Philips Electronics NV.....            70,500      2,177,089
Koninklijke (Royal) Philips Electronics
  NV ADR.......................................            12,300        381,423
Royal Dutch Petroleum Co.......................            95,500      5,060,037
Royal Dutch Petroleum Co. ADR..................             1,400         73,164
STMicroelectronics NV (b)......................            44,800      1,392,740
STMicroelectronics NV ADR......................            10,200        314,058
VNU (b)........................................            29,500        890,512
                                                                     -----------
                                                                      28,122,008
                                                                     -----------

NORWAY - 0.9%
Norsk Hydro ASA (b)............................            23,100      1,136,327
Norsk Hydro ASA ADR............................             2,100        102,333
Statoil ASA (b)................................           215,900      1,836,430
                                                                     -----------
                                                                       3,075,090
                                                                     -----------

PORTUGAL - 0.2%
Portugal Telecom SA (b)........................            96,900        707,264
                                                                     -----------

RUSSIA - 0.4%
Lukoil-Holding ADR.............................            16,900      1,201,773
                                                                     -----------

SINGAPORE - 2.7%
DBS Group Holdings Ltd. ADR (b)................           375,000      2,895,750
Singapore Airlines Ltd. (b)....................            73,000        564,111
Singapore Press Holdings Ltd...................           100,370      1,246,523
Singapore Telecommunications Ltd...............         3,466,520      2,927,513
United Overseas Bank Ltd. (b)..................           172,040      1,367,432
                                                                     -----------
                                                                       9,001,329
                                                                     -----------

SOUTH KOREA - 2.7%
Samsung Electronics Ltd. (b)...................            60,935      8,936,118
                                                                     -----------

SPAIN - 1.7%
Altadis SA (b).................................            31,300        661,958
Banco Bilbao Vizcaya Argentina SA..............           139,700      1,628,935
Industria de Diseno Textil SA (b)..............           101,100      2,085,306
Telefonica SA (b)..............................            88,569        948,133
Telefonica SA ADR (b)..........................             9,672        312,491
                                                                     -----------
                                                                       5,636,823
                                                                     -----------

SWEDEN - 1.1%
Assa Abloy AB, Class B.........................           102,900      1,331,916
ForeningsSparbanken AB.........................           129,200      1,615,754
Telefonaktiebolaget LM Ericsson................           281,880        707,773
Telefonaktiebolaget LM Ericsson ADR............            31,600         78,684
                                                                     -----------
                                                                       3,734,127
                                                                     -----------

SWITZERLAND - 7.8%
Compagnie Financiere Richemont AG..............           102,409      2,323,024
Credit Suisse Group (b)........................            36,781      1,311,094
Holcim Ltd., B Shares..........................            12,173      2,817,650
Nestle SA......................................            16,495      3,899,503
Novartis AG....................................           110,026      4,614,695
Roche Holding AG (b)...........................            17,700      1,341,075
Swiss Reinsurance..............................            59,385      5,993,115


68 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

Common Stocks, continued

                                                           Shares      Value ($)
                                                        ---------     ----------
Swisscom AG (b)................................             8,847      2,640,284
UBS AG (b).....................................            14,000        674,897
                                                                     -----------
                                                                      25,615,337
                                                                     -----------

TAIWAN - 1.3%
Asustek Computer, Inc..........................           298,577      1,018,148
Taiwan Semiconductor Manufacturing
  Co. Ltd. ADR (b).............................           189,598      3,355,884
                                                                     -----------
                                                                       4,374,032
                                                                     -----------

TURKEY - 0.2%
Turkive Is Bankasi (b).........................           130,813        731,886
                                                                     -----------

UNITED KINGDOM - 15.8%
ARM Holdings PLC (b)...........................           157,000        505,639
AstraZeneca PLC................................           204,351      9,585,913
AstraZeneca PLC................................            72,200      3,382,729
AstraZeneca PLC ADR............................             8,300        386,365
Barclays PLC...................................            88,000        770,737
BG Group PLC...................................           193,000        862,059
BHP Billiton PLC...............................           180,000        962,692
BOC Group PLC..................................            49,000        742,640
Brambles Industries PLC........................           165,400        819,527
British Aerospace PLC..........................           249,062      1,266,724
Centrica PLC...................................           244,500        752,705
Glaxosmithkline PLC............................            31,000        749,927
Hays PLC.......................................            17,300         43,426
HBOC PLC.......................................            48,300        585,625
Lloyds TSB Group PLC...........................           211,160      2,427,938
Marks & Spencer Group PLC......................           127,905        739,991
National Grid Group PLC........................           135,000        967,939
Pearson PLC (b)................................           164,900      1,984,950
Prudential Corp. PLC (b).......................           202,700      2,156,381
Reuters Group PLC..............................           107,666        753,128
Royal Bank Of Scotland Group PLC...............           191,000      5,477,816
Shire Pharmaceuticals Group PLC (b)............            40,500        300,415
Smiths Industries PLC (b)......................           184,300      2,178,187
Standard Chartered PLC.........................            34,300        422,377
Tate & Lyle PLC................................           240,000      1,245,117
TI Automotive Ltd. Rights (b)..................           190,000              0
Unilever PLC...................................           257,000      2,352,024
Vodafone Airtouch PLC..........................         5,931,353      9,572,964
                                                                     -----------
                                                                      51,995,935
                                                                     -----------
TOTAL COMMON STOCKS............................                      318,968,746
                                                                     -----------



Convertible Bonds - 0.2%

                                                           Shares      Value ($)
                                                        ---------     ----------

JAPAN - 0.1%
Sanwa International Finance,
  1.25%, 8/1/05................................       117,000,000        381,572
                                                                     -----------

SWITZERLAND - 0.1%
Hellenic Exchange, 2.00%, 8/2/05...............           257,000        248,656
                                                                     -----------
TOTAL CONVERTIBLE BONDS........................                          630,228
                                                                     -----------

 Convertible Preferred Stocks - 0.1%

JAPAN - 0.1%
UFJ International Finance......................        61,000,000        257,920
                                                                     -----------
TOTAL CONVERTIBLE
  PREFERRED STOCKS.............................                          257,920
                                                                     -----------

 Investment Companies - 2.9%

UNITED STATES - 2.9%
Investors Cash Reserve.........................         9,433,301      9,433,301
                                                                     -----------
TOTAL INVESTMENT COMPANIES.....................                        9,433,301
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $328,057,490) (a) - 99.7%..............                      329,290,195
                                                                     ===========


------------------
Percentages indicated are based on net assets of $330,123,342.

(a)  Cost differs from value by net unrealized appreciation as follows:

     Unrealized appreciation............     $41,905,010
     Unrealized depreciation............     (40,672,305)
                                             -----------
     Net unrealized appreciation........     $ 1,232,705
                                             ===========

(b)  Represents non-income producing security.

* The principle amount of each security is denominated in the local currency of each respective country.

ADR  - American Depositary Receipt


See notes to financial statements.               HSBC INVESTOR FAMILYOF FUNDS 69

                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

                                                                      Percent of
Industry                                                              Net Assets
-------                                                               ----------
Airlines ......................................................             1.4%
Automotive ....................................................             5.6%
Banking & Financial Services ..................................            12.8%
Biological Products and Services ..............................             4.0%
Building Materials ............................................             1.2%
Business Services .............................................             2.6%
Computer Related ..............................................             4.5%
Drugs - Medical ...............................................             7.5%
Electrical & Electronics ......................................            12.0%
Engineering Services ..........................................             1.2%
Food & Beverage ...............................................             5.3%
Insurance .....................................................             5.3%
Leisure .......................................................             0.4%
Metals & Mining ...............................................             2.8%
Manufacturing .................................................             3.6%
Oil & Gas .....................................................             5.5%
Optical Instruments ...........................................             0.8%
Paper Products ................................................             0.9%
Photography ...................................................             0.4%
Publishing ....................................................             1.7%
Railroads .....................................................             0.2%
Real Estate ...................................................             1.4%
Retail Stores .................................................             2.2%
Telecommunications ............................................            12.4%
Textiles ......................................................             0.6%
Tobacco .......................................................             0.4%
Repurchase Agreements .........................................             2.9%
                                                                          ------
Total Investments .............................................            99.7%
Other assets in excess of liabilities .........................             0.3%
                                                                          ------
Net Assets ....................................................           100.0%
                                                                          ======

70 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------

                                            Contract           Contract                             Unrealized
                        Delivery              Amount              Value                          Appreciation/
Currency                    Date     (Local Currency)      (U.S. Dollar)             Value       (Depreciation)
--------                  ------    ----------------       ------------              -----       -------------
LONG CONTRACTS
Australian Dollar         7/3/02           2,261,337         $1,193,559         $1,208,304         $   14,745
Australian Dollar        7/16/02           2,470,861          1,311,084          1,318,911              7,827
British Pound             5/2/02              43,986             64,198             64,100                (98)
Euro                     5/28/02             862,710            787,000            776,284            (10,716)
Euro                     5/20/02           2,560,507          2,218,828          2,304,934             86,106
Euro                     5/21/02           1,529,517          1,330,125          1,376,781             46,656
Euro                     5/21/02             893,090            777,443            803,907             26,464
Euro                     8/30/02           2,404,387          2,073,495          2,155,227             81,732
Euro                      6/7/02             714,669            618,652            642,794             24,142
Euro                     6/24/02           1,125,395            988,875          1,011,492             22,617
Euro                     9/18/02           3,697,577          3,241,149          3,312,152             71,003
Euro                     9/26/02             596,007            520,541            533,728             13,187
Euro                     6/27/02           1,488,098          1,299,491          1,337,317             37,826
Euro                     9/30/02           5,910,137          5,146,253          5,291,803            145,550
Euro                      7/3/02           1,364,033          1,196,656          1,225,502             28,846
Euro                     7/15/02           1,114,171            980,449          1,000,481             20,032
Euro                     7/18/02           2,437,590          2,143,475          2,188,566             45,091
Euro                     7/22/02             947,302            840,141            850,374             10,233
Euro                    10/28/02           4,454,673          3,930,671          3,984,751             54,080
Euro                      5/2/02             172,094            155,200            155,074               (126)
Euro                      5/3/02             166,047            150,018            149,602               (416)
Swiss Franc              5/31/02           1,613,746            951,338            996,814             45,476
Swiss Franc              6/20/02              13,103              7,918              8,096                178
Japanese Yen              5/1/02           3,020,557             23,484             23,525                 41
Japanese Yen              5/2/02           4,312,625             33,738             33,587               (151)
                                                            -----------        -----------         ----------
TOTAL LONG CONTRACTS                                        $31,983,781        $32,754,106         $  770,325
                                                            ===========        ===========         ==========
SHORT CONTRACTS
British Pound            9/26/02             368,798        $   520,541        $   532,636         $  (12,095)
British Pound           10/28/02           2,743,187          3,930,671          3,954,577            (23,906)
Canadian Dollar          5/21/02           2,120,217          1,330,125          1,350,383            (20,258)
Canadian Dollar           6/7/02             986,172            618,652            627,947             (9,295)
Euro                      5/2/02             332,320            299,697            299,454                243
Euro                      5/3/02             402,129            363,311            362,303              1,008
Japanese Yen             5/28/02          91,680,150            787,000            715,260             71,740
Japanese Yen             5/20/02         292,845,200          2,218,828          2,283,555            (64,727)
Japanese Yen             5/21/02         103,607,400            777,443            807,962            (30,519)
Japanese Yen             5/31/02         127,114,750            951,338            991,882            (40,544)
Japanese Yen             8/30/02         187,775,880          1,411,000          1,472,909            (61,909)
Japanese Yen             8/30/02         275,037,808          2,073,495          2,157,389            (83,894)
Japanese Yen             6/24/02         127,012,050            988,875            992,274             (3,399)
Japanese Yen             9/18/02         413,130,270          3,241,148          3,244,627             (3,479)
Japanese Yen             6/27/02         172,753,285          1,299,492          1,349,827            (50,335)
Japanese Yen             9/30/02         675,824,180          5,146,253          5,311,943           (165,690)
Japanese Yen              7/3/02         158,309,710          1,196,657          1,237,371            (40,714)
Japanese Yen              7/3/02         158,243,820          1,193,559          1,236,855            (43,296)
Japanese Yen             7/15/02         128,385,880            980,449          1,004,154            (23,705)
Japanese Yen             7/16/02         172,317,840          1,311,084          1,347,838            (36,754)
Japanese Yen             7/18/02         279,920,640          2,143,476          2,189,731            (46,255)
Japanese Yen             7/22/02         108,627,120            840,141            849,945             (9,804)
Japanese Yen              5/1/02           2,879,782             22,389             22,428                (39)
Japanese Yen              5/2/02          12,257,519             95,894             95,464                430
                                                            -----------        -----------         ----------
TOTAL SHORT CONTRACTS                                       $33,741,518        $34,438,714         $ (697,196)
                                                            ===========        ===========         ==========


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 71


                  HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited)
                  --------------------------------------------------------------

Common Stocks - 94.1%

                                                           SHARES      VALUE ($)
                                                        ---------    -----------

ADVERTISING - 0.2%
Catalina Marketing Corp. (b)...................            16,170        567,405
                                                                     -----------

AEROSPACE & DEFENSE - 1.1%
Armor Holdings, Inc. (b).......................            44,000      1,115,400
United Defense Industries, Inc. (b)............            95,420      2,595,424
                                                                     -----------
                                                                       3,710,824
                                                                     -----------

BIOTECHNOLOGY - 2.1%
Alkermes, Inc. (b).............................            19,600        394,744
Harvard Bioscience, Inc. (b)...................            84,060        654,827
Inhale Therapeutic Systems, Inc. (b)...........           313,310      2,475,149
Pharmaceutical Product
  Development, Inc. (b)........................            87,400      2,200,732
Sepracor, Inc. (b).............................            55,100        697,566
Specialty Laboratories, Inc. (b)...............            66,600        592,740
V.I. Technologies, Inc. (b)....................            21,370        113,261
                                                                     -----------
                                                                       7,129,019
                                                                     -----------

BUILDING MATERIALS - 0.5%
Martin Marietta Materials, Inc.................            43,600      1,698,656
                                                                     -----------

CASINO HOTELS - 0.1%
Station Casinos, Inc. (b)......................            18,470        341,695
                                                                     -----------

COMMERCIAL SERVICES - 7.6%
Arbitron, Inc. (b).............................            33,358      1,146,514
Bright Horizons Family Solutions, Inc. (b).....            67,340      2,018,180
Career Education Corp. (b).....................            49,900      2,243,005
Concord EFS, Inc. (b)..........................           100,000      3,162,390
DeVry, Inc. (b)................................            37,800      1,001,322
Edison Schools, Inc. (b).......................           235,140      1,206,268
Global Payments, Inc...........................            75,712      2,908,855
Memberworks, Inc. (b)..........................            15,880        276,312
National Processing, Inc. (b)..................            52,740      1,574,289
NCO Group, Inc. (b)............................            50,370      1,402,301
Orthodontic Centers of America, Inc. (b).......           146,720      3,910,089
Parexel International Corp. (b)................           104,520      1,627,376
Sunrise Assisted Living, Inc. (b)..............            74,800      2,020,348
Sylvan Learning Systems, Inc. (b)..............            28,600        789,360
Trico Marine Services, Inc. (b)................             9,500         77,710
                                                                     -----------
                                                                      25,364,319
                                                                     -----------

COMPUTER SERVICES - 4.6%
Affiliated Computer Services, Inc. (b).........            19,010      1,027,871
Ceridian Corp. (b).............................            23,960        533,829
Covansys Corp. (b).............................            72,390        579,120
DST Systems, Inc. (b)..........................            64,686      3,196,782
Jack Henry & Associates, Inc...................           161,200      3,752,735
Netscreen Technologies, Inc. (b)...............             6,780         66,647
Radiant Systems, Inc. (b)......................            54,500        600,045
SanDisk Corp. (b)..............................            67,100      1,097,756
Storagenetworks, Inc. (b)......................           557,950      1,623,077
Sungard Data Systems, Inc. (b).................            75,364      2,242,833
Technology Solutions Co. (b)...................           264,895        421,183
                                                                     -----------
                                                                      15,141,878
                                                                     -----------


Common Stocks, continued

                                                           SHARES      VALUE ($)
                                                        ---------    -----------

COMPUTER SOFTWARE - 9.4%
Aspen Technology, Inc. (b).....................            92,180      1,249,039
Dendrite International, Inc. (b)...............           229,236      3,037,377
Fiserv, Inc. (b)...............................            40,038      1,780,089
HNC Software, Inc. (b).........................           154,460      2,953,275
Hyperion Solutions Corp. (b)...................           150,310      3,517,255
Informatica Corp. (b)..........................           192,500      1,526,525
infoUSA, Inc. (b)..............................           121,080        895,992
J.D. Edwards & Co. (b).........................           191,900      2,130,090
Keane, Inc. (b)................................           185,900      2,907,476
Legato Systems, Inc. (b).......................           222,300      1,533,870
McDATA Corp. Class A (b).......................            85,400        579,866
McDATA Corp. Class B (b).......................           165,600      1,150,920
MetaSolv, Inc. (b).............................           155,340        916,506
Micromuse, Inc. (b)............................           159,900      1,304,784
Peregrine Systems, Inc. (b)....................           139,447        955,212
ProBusiness Services, Inc. (b).................            66,960      1,313,755
Renaissance Learning, Inc. (b).................            18,800        649,916
Smartforce PLC ADR (b).........................           160,470      1,034,871
Webmethods, Inc. (b)...........................            68,000      1,011,840
Wind River Systems, Inc. (b)...................            84,630        921,621
                                                                     -----------
                                                                      31,370,279
                                                                     -----------

CONSULTING SERVICES - 2.0%
Braun Consulting, Inc. (b).....................            89,890        389,224
Diamondluster International, Inc. (b)..........            87,500      1,102,500
Forrester Research, Inc. (b)...................            89,200      1,627,900
Gartner Group, Inc. (b)........................            63,580        743,886
KPMG Consulting, Inc. (b)......................           156,600      2,740,500
                                                                     -----------
                                                                       6,604,010
                                                                     -----------

CONSUMER GOODS & SERVICES - 0.3%
Blyth, Inc.....................................            31,015        922,696
                                                                     -----------

ELECTRONIC COMPONENTS & SEMICONDUCTORS - 11.7%
Alpha Industries, Inc. (b).....................            23,600        289,100
Amkor Technology, Inc. (b).....................           106,500      2,140,650
ASM International N.V. (b).....................             6,430        147,890
Brooks Automation, Inc. (b)....................            33,270      1,186,076
Cirrus Logic, Inc. (b).........................           290,000      3,523,500
Cymer, Inc. (b)................................            29,200      1,380,284
DSP Group, Inc. (b)............................           114,790      2,435,843
Ess Technology, Inc. (b).......................           121,620      1,942,271
Fairchild Semiconductor
  International, Inc. (b)......................            71,800      1,934,292
GlobespanVirata, Inc. (b)......................           681,256      4,019,410
Intersil Corp. (b).............................            18,000        483,300
LTX Corp. (b)..................................            75,400      1,599,234
Mattson Technology, Inc. (b)...................            86,800        744,744
Mettler-Toledo International, Inc. (b).........            45,570      1,752,167
Microtune, Inc. (b)............................             7,000         78,050
MKS Instruments, Inc. (b)......................            13,470        456,498
Tektronix, Inc. (b)............................            53,400      1,174,800
Therma-Wave, Inc. (b)..........................            39,550        559,237
Varian, Inc. (b)...............................            69,140      2,332,784
Veeco Instruments, Inc. (b)....................            44,700      1,324,461
Wilson Greatbatch Technologies, Inc. (b).......            73,160      1,920,450


72 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.

                  HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

                  Schedule of Portfolio Investments--April 30, 2002 (Unaudited) (continued)
                  --------------------------------------------------------------


Common Stocks, continued

                                                           SHARES      VALUE ($)
                                                        ---------    -----------

Zarlink Semiconductor, Inc. (b)................           490,010      4,214,087
Zoran Corp. (b)................................            91,200      3,302,352
                                                                     -----------
                                                                      38,941,480
                                                                     -----------

EQUIPMENT RENTAL & LEASING - 0.8%
United Rentals, Inc. (b).......................           101,400      2,585,700
                                                                     -----------

FINANCIAL SERVICES - 1.3%
Federated Investors, Inc.......................            21,700        695,702
InterCept Group, Inc. (b)......................            15,600        473,928
Student Loan Corp..............................            19,750      1,922,662
Waddell & Reed Financial, Inc..................            41,410      1,066,308
                                                                     -----------
                                                                       4,158,600
                                                                     -----------

FOOD & BEVERAGE PRODUCTS - 0.6%
Del Monte Foods Co. (b)........................           178,970      1,893,503
                                                                     -----------

HEALTH CARE - 11.4%
Ameripath, Inc. (b)............................           100,230      2,706,210
Apria Healthcare Group, Inc. (b)...............            43,500      1,130,565
Arthrocare Corp. (b)...........................           106,300      1,702,926
Conmed Corp. (b)...............................           100,865      2,723,355
Cyberonics, Inc. (b)...........................            74,600      1,010,830
DaVita, Inc. (b)...............................            80,372      2,083,242
First Health Group Corp. (b)...................            85,630      2,483,270
Haemonetics Corp. (b)..........................           206,850      6,855,008
Idexx Laboratories, Inc. (b)...................           196,170      5,586,921
Lincare Holdings, Inc. (b).....................            79,890      2,514,937
Ndc Health Corp................................            87,680      2,820,666
Osteotech, Inc. (b)............................            98,530        788,240
Renal Care Group, Inc. (b).....................            37,100      1,317,050
Select Medical Corp. (b).......................            38,600        580,930
Steris Corp. (b)...............................           177,830      3,938,935
Visx, Inc. (b).................................               300          4,911
                                                                     -----------
                                                                      38,247,996
                                                                     -----------

HOSPITALS - 0.7%
Community Health Systems, Inc. (b).............            11,400        330,828
LifePoint Hospitals, Inc. (b) (b)..............            23,550        989,100
Triad Hospitals, Inc. (b)......................            23,860      1,002,120
                                                                     -----------
                                                                       2,322,048
                                                                     -----------

HUMAN RESOURCES - 0.8%
Employee Solutions, Inc. (b)...................             2,483              2
Modis Professional Services (b)................           136,524      1,228,716
Spherion Corp. (b).............................           113,814      1,447,715
                                                                     -----------
                                                                       2,676,433
                                                                     -----------

INSURANCE - 1.0%
Willis Group Holdings Ltd. (b).................           112,400      3,287,700
                                                                     -----------

INTERNET RELATED - 4.8%
Checkfree Corp. (b)............................            57,090      1,162,352
CNET Networks, Inc. (b)........................           171,210        701,961
Digital Insight Corp. (b)......................            48,710        925,977
DoubleClick, Inc. (b)..........................            22,000        170,720




Common Stocks, continued

                                                           SHARES      VALUE ($)
                                                        ---------    -----------

Interwoven, Inc. (b)...........................           511,300      2,157,686
Netegrity, Inc. (b)............................           130,400        997,560
Riverstone Networks, Inc. (b)..................           126,000        592,200
Sapient Corp. (b)..............................            36,200        176,656
SonicWALL, Inc. (b)............................           115,560        857,455
Tibco Software, Inc. (b).......................           101,580        852,256
Verity, Inc. (b)...............................           139,670      1,863,198
Vignette Corp. (b).............................           385,160        989,861
WatchGuard Technologies, Inc. (b)..............           101,190        650,652
WebMD Corp. (b)................................           557,190      3,844,612
                                                                     -----------
                                                                      15,943,146
                                                                     -----------

MEDIA - 5.4%
Emmis Communications Corp., Class A (b)........            93,970      2,731,708
Macrovision Corp. (b)..........................            34,800        773,604
Playboy Enterprises, Inc. (b)..................           158,500      2,081,105
Radio One, Inc. (b)............................            42,800        915,920
Scholastic Corp. (b)...........................           149,330      7,575,510
Spanish Broadcasting System, Inc. (b)..........           122,270      1,962,434
World Wrestling Federation
  Entertainment, Inc. (b)......................           138,100      1,995,545
                                                                     -----------
                                                                      18,035,826
                                                                     -----------

MEDICAL EQUIPMENT & SUPPLIES - 1.4%
dj Orthopedics, Inc. (b).......................            22,260        190,546
Edwards Lifesciences Corp. (b).................           118,100      2,966,671
Novoste Corp. (b)..............................            24,300        150,660
Urologix, Inc. (b).............................             7,100         97,909
Zoll Medical Corp. (b).........................            35,730      1,358,455
                                                                     -----------
                                                                       4,764,241
                                                                     -----------

OIL & GAS - 1.1%
Dril-Quip, Inc. (b)............................            20,960        517,712
Grant Prideco, Inc. (b)........................            35,820        573,120
Newfield Exploration Co. (b)...................            32,230      1,219,905
Pride International, Inc. (b)..................            64,250      1,194,408
                                                                     -----------
                                                                       3,505,145
                                                                     -----------

PHARMACEUTICALS - 3.8%
Caremark Rx, Inc. (b)..........................           339,300      7,294,950
Medicis Pharmaceutical, Inc. (b)...............            29,800      1,595,790
Noven Pharmaceuticals, Inc. (b)................           177,600      3,567,984
                                                                     -----------
                                                                      12,458,724
                                                                     -----------

RESIDENTIAL BUILDING CONSTRUCTION - 0.6%
Pulte Corp.....................................            14,100        750,120
Toll Brothers, Inc. (b)........................            43,400      1,291,150
                                                                     -----------
                                                                       2,041,270
                                                                     -----------

RESTAURANTS, LODGING & Hospitality - 6.2%
AFC Enterprises, Inc. (b)......................            12,580        423,065
Applebee's International, Inc..................            37,132      1,449,633
California Pizza Kitchen, Inc. (b).............           109,630      2,565,342
CEC Entertainment, Inc. (b)....................            67,520      3,119,424
Jack In the Box, Inc. (b)......................           116,560      3,721,761
Outback Steakhouse, Inc. (b)...................           107,500      3,770,026
Papa John's International, Inc. (b)............            45,220      1,406,342


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 73

                  HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO

                  SCHEDULE OF PORTFOLIO INVESTMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

Common Stocks, continued
                                                           Shares      Value ($)
                                                        ---------    -----------
Rare Hospitality International, Inc. (b).......            24,700        691,600
Sonic Corp. (b)................................           116,410      3,411,977
                                                                     -----------
                                                                      20,559,170
                                                                     -----------

RETAIL STORES - 7.5%
AnnTaylor Stores Corp. (b).....................            43,600      1,895,292
Cost Plus, Inc. (b)............................            46,000      1,354,700
Dollar Tree Stores, Inc. (b)...................            90,100      3,436,414
Ethan Allen Interiors, Inc.....................            50,300      2,072,863
KB Home, Inc...................................            21,600      1,076,760
Micheal Stores, Inc (b)........................           106,500      4,307,925
O'Reilly Automotive, Inc. (b)..................            28,700        929,593
Office Depot, Inc. (b).........................            45,300        867,042
Petco Animal Supplies, Inc. (b)................            21,180        508,320
Petsmart, Inc. (b).............................             7,700        115,654
Pier 1 Imports, Inc............................            84,700      2,028,565
Regis Corp.....................................           128,070      3,849,784
Talbots, Inc...................................            70,700      2,432,080
                                                                     -----------
                                                                      24,874,992
                                                                     -----------

TELECOMMUNICATIONS - 3.7%
Amdocs Ltd. (b)................................           193,233      4,198,952
Cable Design Technologies Corp. (b)............           123,720      1,555,160
Computer Network Technology Corp. (b)..........           228,170      2,176,742
Crown Castle International Corp. (b)...........             9,600         70,080
Entercom Communications Corp. (b)..............            14,810        773,823
Inet Technologies, Inc. (b)....................           199,560      1,678,300
Lightbridge, Inc. (b)..........................            26,450        312,375
ONI Systems Corp. (b)..........................           264,100      1,381,243
                                                                     -----------
                                                                      12,146,675
                                                                     -----------

TELECOMMUNICATIONS-EQUIPMENT - 1.5%
Advanced Fibre Communication (b)...............           181,380      3,217,681
Aware, Inc. (b)................................            40,770        203,850
Tekelec, Inc. (b)..............................           140,540      1,486,913
                                                                     -----------
                                                                       4,908,444
                                                                     -----------


Common Stocks, continued

                                                           Shares      Value ($)
                                                        ---------    -----------
TRANSPORTATION - 1.9%
C.H. Robinson Worldwide, Inc...................            25,260        794,932
Heartland Express, Inc. (b)....................            50,018        979,853
J.B. Hunt Transport Services, Inc. (b).........            52,800      1,382,832
Knight Transportation, Inc. (b)................            56,600      1,143,886
Swift Transportation Co., Inc. (b).............            59,200      1,151,440
Werner Enterprises, Inc........................            43,766        776,847
Yellow Corp. (b)...............................             3,160         85,225
                                                                     -----------
                                                                       6,315,015
                                                                     -----------
TOTAL COMMON STOCKS............................                      312,516,889
                                                                     -----------

U.S. Government and Government Agency Obligations - 6.3%

Federal National Mortgage Association - 6.3%
1.74%, 5/1/02..................................        20,799,000     20,799,000
                                                                     -----------
TOTAL U.S. GOVERNMENT
  AND GOVERNMENT
  AGENCY OBLIGATIONS...........................                       20,799,000
                                                                     -----------
TOTAL INVESTMENTS
  (Cost $334,063,868) (a) - 100.4%.............                      333,315,889
                                                                     ===========


------------------

Percentages indicated are based on net assets of $332,016,894.

(a)  Cost differs from value by net unrealized depreciation as follows:

     Unrealized appreciation.....................      $ 46,095,921
     Unrealized depreciation.....................       (46,843,900)
                                                       ------------
     Net unrealized appreciation.................      $   (747,979)
                                                       ============

(b)  Represents non-income producing security.

ADR  - American Depositary Receipt


74 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR PORTFOLIOS

                  Statements of Assets and Liabilities--For the six months ended
                  April 30, 2002 (Unaudited)
                  --------------------------------------------------------------
                                                     LIMITED            FIXED          INTERNATIONAL       SMALL CAP
                                                    MATURITY           INCOME             EQUITY            EQUITY
                                                    PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value                         $130,473,074       $402,983,510      $329,290,195      $333,315,889
   Foreign currency                                        --                 --             6,355                --
   Interest and dividends receivable                1,628,942          5,611,767           698,375            15,420
   Receivable for investments sold                         --              9,774           779,704                --
   Unrealized appreciation on forward foreign
      currency contracts                                   --                 --           855,253                --
   Prepaid expenses                                     9,941              1,612             2,089             2,060
                                                 ------------       ------------      ------------      ------------
   TOTAL ASSETS                                   132,111,957        408,606,663       331,631,971       333,333,369
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
LIABILITIES:
   Payable to custodian                                    --             59,727            10,368            28,370
   Payable for investments purchased                       --                 --           441,628         1,026,308
   Unrealized depreciation on forward foreign
      currency contracts                                   --                 --           782,124                --
   Accrued expenses and other liabilities:
      Investment management                            43,070            126,348           190,358           245,515
      Administration                                    4,402             13,630            11,868            12,172
      Other                                             5,381             20,783            72,283             4,110
                                                 ------------       ------------      ------------      ------------
   TOTAL LIABILITIES                                   52,853            220,488         1,508,629         1,316,475
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
NET ASSETS:
Applicable to investors' beneficial interest     $132,059,104       $408,386,175      $330,123,342      $332,016,894
                                                 ============       ============      ============      ============
Investments, at cost                             $130,350,857       $400,613,420      $328,057,490      $334,063,868
                                                 ============       ============      ============      ============



See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 75


HSBC INVESTOR PORTFOLIOS

                  Statements of Operations--For the six months ended
                  April 30, 2002 (Unaudited)
                  --------------------------------------------------------------

                                                     LIMITED            FIXED          INTERNATIONAL       SMALL CAP
                                                    MATURITY           INCOME             EQUITY            EQUITY
                                                    PORTFOLIO         PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                       $  3,216,760        $8,070,381       $    74,427       $   108,205
   Dividend                                             18,674            94,841         2,038,788            59,985
   Foreign tax withholding                                  --                --          (358,748)               --
                                                  ------------        ----------       -----------       -----------
   TOTAL INVESTMENT INCOME                           3,235,434         8,165,222         1,754,467           168,190
                                                  ------------        ----------       -----------       -----------

.....................................................................................................................
EXPENSES:
   Investment management                               240,883           535,057         1,046,953         1,360,970
   Administration                                       23,010            51,727            57,173            59,495
   Accounting                                           26,630            47,053            41,782            28,301
   Audit                                                 2,231             4,551             5,290             2,243
   Custodian                                            10,977            43,618           187,404            61,459
   Trustee                                                 852             1,770             2,054             2,067
   Other                                                 1,492             4,557             4,349             4,724
                                                  ------------        ----------       -----------       -----------
   TOTAL EXPENSES                                      306,075           688,333         1,345,005         1,519,259
                                                  ------------        ----------       -----------       -----------

.....................................................................................................................
NET INVESTMENT INCOME (LOSS)                         2,929,359         7,476,889           409,462        (1,351,069)
                                                  ------------        ----------       -----------       -----------

.....................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
   INVESTMENTS, FUTURES AND FOREIGN CURRENCIES:
Net realized gains (losses) from investment,
   futures and foreign currency transactions           195,535         3,320,847        (3,606,784)        2,957,843
Change in unrealized appreciation/depreciation
   from investments, futures and
   foreign currencies                               (4,459,484)       (9,832,473)       27,582,624        20,674,069
                                                  ------------        ----------       -----------       -----------

.....................................................................................................................
Net realized/unrealized gains (losses) from
   investment, futures and foreign
   currency transactions                            (4,263,949)       (6,511,626)       23,975,840        23,631,912
                                                  ------------        ----------       -----------       -----------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS    $ (1,334,590)        $ 965,263       $24,385,302       $22,280,843
                                                  ============        ==========       ===========       ===========



76 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


HSBC INVESTOR PORTFOLIOS

                  STATEMENTS OF CHANGES IN NET ASSETS
                  --------------------------------------------------------------
                                                          LIMITED MATURITY                      FIXED INCOME
                                                              PORTFOLIO                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                     FOR THE SIX    FOR THE PERIOD       FOR THE SIX
                                                    MONTHS ENDED   JANUARY 24, 2001     MONTHS ENDED       FOR THE
                                                   APRIL 30, 2002   TO OCTOBER 31,     APRIL 30, 2002    YEAR ENDED
                                                     (UNAUDITED)       2001 (A)          (UNAUDITED)  OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income                          $ 2,929,359        $ 3,221,062       $ 7,476,889      $ 15,586,944
   Net realized gains (losses) from investment
      and futures transactions                        195,535            836,210         3,320,847         2,252,812
   Change in unrealized appreciation/depreciation
      from investments and futures                 (4,459,484)         4,581,701        (9,832,473)       15,889,262
                                                 ------------       ------------      ------------      ------------
   CHANGE IN NET ASSETS RESULTING FROM OPERATIONS  (1,334,590)         8,638,973           965,263        33,729,018
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
CHANGE IN NET ASSETS FROM TRANSACTIONS
   IN INVESTORS' BENEFICIAL INTEREST               18,213,727        106,540,994       164,507,211       (17,181,294)
                                                 ------------       ------------      ------------      ------------
CHANGE IN NET ASSETS                               16,879,137        115,179,967       165,472,474        16,547,724
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
NET ASSETS:
   Beginning of period                            115,179,967                 --       242,913,701       226,365,977
                                                 ------------       ------------      ------------      ------------
   End of period                                 $132,059,104       $115,179,967      $408,386,175      $242,913,701
                                                 ============       ============      ============      ============

----------

(a)  Period from commencement of operations.


See notes to financial statements.              HSBC INVESTOR FAMILY OF FUNDS 77


HSBC INVESTOR PORTFOLIOS

                  STATEMENTS OF CHANGES IN NET ASSETS
                  --------------------------------------------------------------

                                                        INTERNATIONAL EQUITY                  SMALL CAP EQUITY
                                                              PORTFOLIO                           PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                     FOR THE SIX    FOR THE PERIOD       FOR THE SIX
                                                    MONTHS ENDED        FOR THE         MONTHS ENDED       FOR THE
                                                   APRIL 30, 2002     YEAR ENDED       APRIL 30, 2002    YEAR ENDED
                                                     (UNAUDITED)   OCTOBER 31, 2001      (UNAUDITED)  OCTOBER 31, 2001
----------------------------------------------------------------------------------------------------------------------


INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income (loss)                  $    409,462       $  1,647,246      $ (1,351,069)     $ (2,058,579)
   Net realized gains (losses) from investment
      and foreign currency transactions            (3,606,784)         5,445,883         2,957,843       (17,522,576)
   Change in unrealized appreciation/depreciation
      from investments and foreign currencies      27,582,624        (95,006,353)       20,674,069       (63,547,827)
                                                 ------------       ------------      ------------      ------------
   CHANGE IN NET ASSETS RESULTING FROM OPERATIONS  24,385,302        (87,913,224)       22,280,843       (83,128,982)
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
   INVESTORS' BENEFICIAL INTEREST                  29,890,460         31,436,250        44,163,026       (20,463,897)
                                                 ------------       ------------      ------------      ------------
CHANGE IN NET ASSETS                               54,275,762        (56,476,974)       66,443,869      (103,592,879)
                                                 ------------       ------------      ------------      ------------

.....................................................................................................................
NET ASSETS:
   Beginning of period                            275,847,580        332,324,554       265,573,025       369,165,904
                                                 ------------       ------------      ------------      ------------
   End of period                                 $330,123,342       $275,847,580      $332,016,894     $ 265,573,025
                                                 ============       ============      ============      ============


78 HSBC INVESTOR FAMILY OF FUNDS              See notes to financial statements.


         HSBC INVESTOR PORTFOLIOS
         FINANCIAL HIGHLIGHTS

         .......................................................................


         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                  ----------------------------------------------------------------------------------
                                                                                  RATIO OF NET
                                                                          RATIO  OF INVESTMENT           RATIO OF
                                                      NET ASSETS       EXPENSES   INCOME (LOSS)          EXPENSES
                                                       AT END OF     TO AVERAGE     TO AVERAGE         TO AVERAGE          PORTFOLIO
                                                  PERIOD (000'S)     NET ASSETS     NET ASSETS         NET ASSETS           TURNOVER
====================================================================================================================================

LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                      $115,180         0.55%(b)       4.97%(b)           0.55%(b)           102.01%
Six months ended April 30, 2002 (Unaudited)             132,059         0.51%(b)       4.86%(b)           0.51%(b)            26.65%
====================================================================================================================================

FIXED INCOME PORTFOLIO
Year ended October 31, 1997                            $118,405         0.57%          6.17%              0.77%(c)           349.00%
Year ended October 31, 1998                             173,073         0.62%          6.03%              0.62%              126.40%
Year ended October 31, 1999                             196,871         0.56%          6.43%              0.56%              433.26%
Year ended October 31, 2000                             226,366         0.51%          6.74%              0.51%              440.49%
Year ended October 31, 2001                             242,914         0.53%          6.53%              0.53%              341.26%
Six months ended April 30, 2002 (Unaudited)             408,386         0.51%(b)       5.50%(b)           0.51%(b)            42.58%
====================================================================================================================================

INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1997                            $207,129         0.76%          1.21%              1.01%(c)            30.00%
Year ended October 31, 1998                             205,737         0.97%          0.80%              0.97%               40.47%
Year ended October 31, 1999                             288,830         0.91%          0.61%              0.91%               34.26%
Year ended October 31, 2000                             332,325         0.84%          0.53%              0.84%               27.81%
Year ended October 31, 2001                             275,848         0.90%          0.54%              0.90%               26.90%
Six months ended April 30, 2002 (Unaudited)             330,123         0.90%(b)       0.27%(b)           0.90%(b)            12.37%
====================================================================================================================================

SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1997                            $213,740         0.84%         (0.33%)             1.09%(c)            92.18%
Year ended October 31, 1998                             186,517         1.03%         (0.57%)             1.06%(c)           154.69%
Year ended October 31, 1999                             237,305         1.04%         (0.68%)             1.04%               77.74%
Year ended October 31, 2000                             369,166         0.97%         (0.60%)             0.97%               79.51%
Year ended October 31, 2001                             265,573         0.98%         (0.65%)             0.98%               52.47%
Six months ended April 30, 2002 (Unaudited)             332,017         0.97%(b)      (0.87%)(b)          0.97%(b)            47.00%
====================================================================================================================================


(a)  Limited Maturity Portfolio commenced operations on January 24, 2001.

(b)  Annualized.

(c) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.



See notes to financial statements.

                                                HSBC INVESTOR FAMILY OF FUNDS 79


                  HSBC INVESTOR PORTFOLIOS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED)
                  --------------------------------------------------------------

1.   ORGANIZATION:

         The HSBC Portfolio Trust (the "Portfolio Trust"), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a "Portfolio," collectively the "Portfolios"):

         PORTFOLIO                                           SHORT NAME
         -------                                             ----------
         HSBC Investor Limited Maturity Portfolio            Limited Maturity Portfolio

         HSBC Investor Fixed Income Portfolio                Fixed Income Portfolio

         HSBC Investor International Equity Portfolio        International Equity Portfolio

         HSBC Investor Small Cap Equity Portfolio            Small Cap Equity Portfolio

         The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.


2.   SIGNIFICANT ACCOUNTING POLICIES:

         The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("U.S."). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.


     SECURITIES VALUATION:

         Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

         The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolio's Board of Trustees.


     SECURITIES TRANSACTIONS AND RELATED INCOME:

         Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.


     FOREIGN CURRENCY TRANSLATION:

         The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities.


80 HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR PORTFOLIOS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

     Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.


     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

         The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.


     FUTURES CONTRACTS:

         Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as variation margin,"are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.


     MORTGAGE DOLLAR ROLL TRANSACTIONS:

         The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.


     EXPENSE ALLOCATION:

         Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.


     FEDERAL INCOME TAXES:

         Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.



                                                HSBC INVESTOR FAMILY OF FUNDS 81

                  HSBC INVESTOR PORTFOLIOS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

3.   RELATED PARTY TRANSACTIONS WITH AFFILIATES:


     INVESTMENT MANAGEMENT:

         HSBC Asset Management (Americas) Inc. ("HSBC" or the "Investment Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. Capital Guardian Trust Company and MFS Institutional Advisers, Inc. serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC.

         For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

         For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE
         Up to $50 million......................................................                0.575%

         In excess of $50 million but not exceeding $95 million.................                0.450%

         In excess of $95 million but not exceeding $150 million................   300,000 plus 0.200%

         In excess of $150 million but not exceeding $250 million...............                0.400%

         In excess of $250 million..............................................                0.350%

         For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Capital Guardian Trust Company receive, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE

         Up to $25 million......................................................                0.950%

         In excess of $25 million but not exceeding $50 million.................                0.800%

         In excess of $50 million but not exceeding $250 million................                0.675%

         In excess of $250 million..............................................                0.625%

         For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and MFS Institutional Advisors, Inc. receive, from the Small Cap Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE

         Up to $50 million......................................................                1.000%

         In excess of $50 million...............................................                0.850%


82 HSBC INVESTOR FAMILY OF FUNDS

                  HSBC INVESTOR PORTFOLIOS

                  NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (UNAUDITED) (CONTINUED)
                  --------------------------------------------------------------

ADMINISTRATION:

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

         BASED ON AVERAGE DAILY NET ASSETS OF                                                 FEE RATE

         Up to $1 billion.......................................................                0.050%

         In excess of $1 billion but not exceeding $2 billion...................                0.040%

         In excess of $2 billion................................................                0.035%

         The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets.


     FUND ACCOUNTING AND CUSTODIAN:

         BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual per Portfolio fee accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.


4.   INVESTMENT TRANSACTIONS:

         For the six months ended April 30, 2002, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                                                         PURCHASES             SALES

         Limited Maturity Portfolio ............................................      $ 52,109,533      $ 31,556,527

         Fixed Income Portfolio ................................................       271,855,218       111,795,224

         International Equity Portfolio ........................................        35,138,269        56,756,509

         Small Cap Equity Portfolio ............................................       196,641,666       140,081,091

                                                HSBC INVESTOR FAMILY OF FUNDS 83

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84 HSBC INVESTOR FAMILY OF FUNDS

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                                                HSBC INVESTOR FAMILY OF FUNDS 85

HSBC INVESTOR FUNDS:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
   HSBC INVESTOR EQUITY FUND
   Alliance Capital Management, L.P.
   1345 Avenue of the Americas
   New York, NY 10105

   Institutional Capital Corporation
   225 West Wacker Drive
   Chicago, IL 60606

   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   Capital Guardian Trust Company
   11100 Santa Monica Boulevard
   Los Angeles, CA 90025

   HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
   MFS Institutional Advisers, Inc.
   500 Boylston Street
   Boston, MA 02116

SHAREHOLDER SERVICING AGENTS
   FOR HSBC BANK USA AND
   HSBC BROKERAGE (USA) INC. CLIENTS
   HSBC Bank USA
   452 Fifth Avenue
   New York, NY 10018
   1-888-525-5757

   FOR ALL OTHER SHAREHOLDERS
   HSBC Investor Funds
   P.O. Box 182845
   Columbus, OH 43218-2845
   1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

CUSTODIANS
   HSBC INVESTOR LIMITED MATURITY FUND
   HSBC INVESTOR FIXED INCOME PORTFOLIO
   HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
   HSBC INVESTOR BALANCED FUND
   HSBC INVESTOR EQUITY FUND
   HSBC INVESTOR GROWTH AND INCOME FUND
   HSBC INVESTOR MID-CAP FUND
   HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
   HSBC Bank USA 452 Fifth
   Avenue New York, NY 10018

   HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
   Investors Bank & Trust Company
   200 Clarendon Street - 16th Floor
   Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 42315

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006


The HSBC Investor Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

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